UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

AB CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2022

Date of reporting period: April 30, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR    04.30.22

ANNUAL REPORT

AB CORPORATE INCOME SHARES

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Corporate Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CORPORATE INCOME SHARES | 1

ANNUAL REPORT

June 3, 2022

This report provides management’s discussion of fund performance for AB Corporate Income Shares for the annual reporting period ended April 30, 2022. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to earn high current income.

NAV RETURNS AS OF APRIL 30, 2022 (unaudited)

	6 Months	12 Months

AB CORPORATE INCOME SHARES	-12.63%	-10.08%

Bloomberg US Credit Bond Index	-12.27%	-10.13%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg US Credit Bond Index, for the six- and 12-month periods ended April 30, 2022.

During the 12-month period, the Fund outperformed the benchmark. Security selection contributed, relative to the benchmark, as selection within insurance, telecommunications, basic industry and electric more than offset a loss from banking. Industry allocation detracted, from an underweight to supranationals and an overweight to media. Yield-curve positioning also hampered returns, since positioning on the five- to seven-year parts of the curve detracted more than gains from positioning on the one- to four-year parts of the curve.

Over the six-month period, the Fund underperformed the benchmark. Industry allocation was the primary detractor, as losses from an underweight to supranationals and an overweight to media were greater than a gain from an underweight to consumer noncyclical. Yield-curve positioning on the four- to seven-year parts of the curve lost more than gains on maturities 10 years and longer, and two- to four-year parts of the yield curve. Security selection was a minor detractor, as selection within banking, energy and technology lost more than gains from selection within insurance and electric.

The Fund utilized derivatives in the form of futures and interest rate swaps for hedging purposes, which detracted from absolute returns for both periods. Credit default swaps were used for investment purposes, which had no material impact on returns for either period.

2 | AB CORPORATE INCOME SHARES	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended April 30, 2022, fixed-income government bond market yields increased rapidly, and bond prices fell in all developed markets. Government bond returns fell the most in the UK and Australia, and fell by the least in Japan. Most major central banks started the path of tightening monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. Inflation expectations worsened toward the end of the period when Russia invaded Ukraine, causing energy and agricultural prices to spike. Global inflation-linked bonds had positive returns and significantly outperformed nominal government bonds. In credit sectors, high-yield corporate bonds in the US and eurozone outperformed treasuries, while investment-grade corporate bonds underperformed respective treasury markets, except in the eurozone. Securitized assets generally outperformed corporate bonds. Emerging-market bonds lagged as the US dollar advanced against most developed- and emerging-market currencies. Brent crude oil prices surged from increased demand and as major oil producers limited production increases.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates, but has leeway to invest in below investment-grade bonds as well.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in US corporate bonds. The Fund may also invest in US government securities (other than US government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to US government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.

(continued on next page)

abfunds.com	AB CORPORATE INCOME SHARES | 3

The Fund also may: invest in convertible debt securities; invest up to 10% of its assets in inflation-indexed securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero-coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in US dollar-denominated fixed-income securities issued by non-US companies.

4 | AB CORPORATE INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Credit Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg US Credit Bond Index represents the performance of the US credit securities within the US fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

abfunds.com	AB CORPORATE INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

6 | AB CORPORATE INCOME SHARES	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

4/30/2012 TO 4/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Corporate Income Shares (from 4/30/2012 to 4/30/2022) as compared to the performance of the Fund’s benchmark.

abfunds.com	AB CORPORATE INCOME SHARES | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2022 (unaudited)

NAV Returns

1 Year	-10.08%

5 Years	2.54%

10 Years	3.45%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

NAV Returns

1 Year	-3.85%

5 Years	3.91%

10 Years	4.19%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

8 | AB CORPORATE INCOME SHARES	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$873.70	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,024.79	$	– 0	–	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB CORPORATE INCOME SHARES | 9

PORTFOLIO SUMMARY

April 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $222.5

1

All data are as of April 30, 2022. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

April 30, 2022

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 96.1%
Industrial – 49.5%
Basic – 4.3%
Alpek SAB de CV 3.25%, 02/25/2031(a)	$214	$180,803
Anglo American Capital PLC 2.25%, 03/17/2028(a)	400	353,756
3.875%, 03/16/2029(a)	211	199,560
5.625%, 04/01/2030(a)	435	454,385
Celanese US Holdings LLC 1.40%, 08/05/2026	680	603,514
Celulosa Arauco y Constitucion SA 4.25%, 04/30/2029(a)	246	229,441
4.50%, 08/01/2024	200	201,350
EI du Pont de Nemours and Co. 1.70%, 07/15/2025	533	503,072
Equate Petrochemical BV 2.625%, 04/28/2028(a)	317	288,470
Freeport Indonesia PT 4.763%, 04/14/2027(a)	240	238,531
5.315%, 04/14/2032(a)	240	232,080
Glencore Funding LLC 1.625%, 09/01/2025(a)	651	599,317
2.625%, 09/23/2031(a)	405	337,612
4.625%, 04/29/2024(a)	215	217,733
Huntsman International LLC 2.95%, 06/15/2031	660	571,837
Industrias Penoles SAB de CV 4.15%, 09/12/2029(a)	300	285,300
International Flavors & Fragrances, Inc. 1.832%, 10/15/2027(a)	436	383,357
2.30%, 11/01/2030(a)	260	218,085
International Paper Co. 7.30%, 11/15/2039	170	206,875
Inversiones CMPC SA 3.85%, 01/13/2030(a)	210	193,108
LyondellBasell Industries NV 4.625%, 02/26/2055	122	110,797
Mosaic Co. (The) 5.625%, 11/15/2043	210	227,012
Newmont Corp. 2.60%, 07/15/2032	665	566,986
Reliance Steel & Aluminum Co. 4.50%, 04/15/2023	1,038	1,049,127
Sealed Air Corp. 1.573%, 10/15/2026(a)	675	593,818

abfunds.com	AB CORPORATE INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Suzano Austria GmbH 3.75%, 01/15/2031	$92	$79,833
Westlake Chemical Corp. 3.375%, 08/15/2061	540	387,072

		9,512,831

Capital Goods – 0.7%
CNH Industrial Capital LLC 1.95%, 07/02/2023	390	384,427
Waste Management, Inc. 4.15%, 04/15/2032	450	448,164
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024	752	759,520

		1,592,111

Communications - Media – 6.5%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.50%, 06/01/2041	615	450,666
3.70%, 04/01/2051	275	193,693
5.125%, 07/01/2049	379	325,478
5.25%, 04/01/2053	370	323,780
5.375%, 05/01/2047	639	570,608
Comcast Corp. 2.937%, 11/01/2056(a)	802	576,028
3.25%, 11/01/2039	698	590,313
3.90%, 03/01/2038	265	245,435
4.65%, 07/15/2042	348	345,331
Cox Communications, Inc. 2.60%, 06/15/2031(a)	524	446,474
Discovery Communications LLC 4.65%, 05/15/2050	59	50,597
5.20%, 09/20/2047	578	533,679
5.30%, 05/15/2049	82	76,867
FactSet Research Systems, Inc. 2.90%, 03/01/2027	635	600,551
Fox Corp. 3.05%, 04/07/2025	23	22,600
3.50%, 04/08/2030	220	203,872
4.709%, 01/25/2029	555	557,892
5.576%, 01/25/2049	646	671,065
Interpublic Group of Cos., Inc. (The) 3.375%, 03/01/2041	420	337,798
4.65%, 10/01/2028	93	94,135
Magallanes, Inc. 3.755%, 03/15/2027(a)	679	655,568
4.054%, 03/15/2029(a)	163	155,680
5.05%, 03/15/2042(a)	375	341,827

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Netflix, Inc. 4.875%, 04/15/2028	$705	$692,127
Omnicom Group, Inc. 2.60%, 08/01/2031	260	224,791
4.20%, 06/01/2030	769	756,058
Prosus NV 3.257%, 01/19/2027(a)	237	210,788
3.68%, 01/21/2030(a)	210	177,502
Tencent Holdings Ltd. 2.39%, 06/03/2030(a)	397	334,795
Thomson Reuters Corp. 5.65%, 11/23/2043	280	300,216
Time Warner Entertainment Co. LP 8.375%, 03/15/2023	1,207	1,262,546
ViacomCBS, Inc. 4.20%, 05/19/2032	275	253,709
Walt Disney Co. (The) 3.00%, 09/15/2022	325	326,423
4.00%, 10/01/2023	40	40,496
6.40%, 12/15/2035	201	240,086
8.875%, 04/26/2023	125	132,125
Walt Disney Co., (The) 3.35%, 03/24/2025	759	757,307
Weibo Corp. 3.50%, 07/05/2024	373	363,745

		14,442,651

Communications - Telecommunications – 2.1%
AT&T, Inc. 3.50%, 09/15/2053	219	171,711
4.30%, 02/15/2030	337	338,314
5.15%, 03/15/2042	368	376,648
6.55%, 01/15/2028	130	144,771
Corning, Inc. 4.75%, 03/15/2042	785	787,221
Rogers Communications, Inc. 3.80%, 03/15/2032(a)	630	581,112
4.50%, 03/15/2043	4	3,658
T-Mobile USA, Inc. 2.70%, 03/15/2032(a)	670	569,373
3.875%, 04/15/2030	1,219	1,153,783
Verizon Communications, Inc. 2.55%, 03/21/2031	241	209,181
3.40%, 03/22/2041	495	416,706

		4,752,478

abfunds.com	AB CORPORATE INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 1.8%
General Motors Co. 5.95%, 04/01/2049	$115	$115,178
General Motors Financial Co., Inc. 2.40%, 04/10/2028	1,140	994,548
4.15%, 06/19/2023	146	147,543
4.30%, 04/06/2029	485	462,467
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)	834	775,061
3.35%, 06/08/2025(a)	873	849,839
Hyundai Capital America 5.875%, 04/07/2025(a)	200	209,018
Nissan Motor Acceptance Co. LLC 2.75%, 03/09/2028(a)	255	221,809
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)	285	272,346

		4,047,809

Consumer Cyclical - Entertainment – 0.2%
Hasbro, Inc. 5.10%, 05/15/2044	445	426,421

Consumer Cyclical - Other – 2.2%
DR Horton, Inc. 2.50%, 10/15/2024	510	496,934
Las Vegas Sands Corp. 2.90%, 06/25/2025	855	791,867
3.90%, 08/08/2029	480	413,774
Lennar Corp. 4.50%, 04/30/2024	495	502,455
4.75%, 11/29/2027	884	886,130
Marriott International, Inc./MD 3.75%, 10/01/2025	235	233,249
Series EE 5.75%, 05/01/2025	456	478,116
Series II 2.75%, 10/15/2033	540	443,497
MDC Holdings, Inc. 6.00%, 01/15/2043	170	160,419
PulteGroup, Inc. 6.375%, 05/15/2033	237	256,451
7.875%, 06/15/2032	153	183,404

		4,846,296

Consumer Cyclical - Restaurants – 0.3%
McDonald’s Corp. 4.60%, 05/26/2045	350	340,168
4.70%, 12/09/2035	280	284,312

		624,480

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 1.2%
AutoNation, Inc. 3.85%, 03/01/2032	$635	$572,249
Dollar General Corp. 3.25%, 04/15/2023	61	61,296
Dollar Tree, Inc. 2.65%, 12/01/2031	565	481,109
Ralph Lauren Corp. 2.95%, 06/15/2030	1,215	1,107,971
Ross Stores, Inc. 4.70%, 04/15/2027	200	205,766
4.80%, 04/15/2030	115	117,370
5.45%, 04/15/2050	215	233,062

		2,778,823

Consumer Non-Cyclical – 8.4%
AbbVie, Inc. 4.05%, 11/21/2039	80	73,417
4.40%, 11/06/2042	440	417,094
Altria Group, Inc. 3.40%, 05/06/2030	220	197,879
4.00%, 02/04/2061	370	267,969
4.80%, 02/14/2029	1,001	996,496
5.95%, 02/14/2049	230	223,739
AmerisourceBergen Corp. 0.737%, 03/15/2023	591	582,194
4.25%, 03/01/2045	205	185,427
4.30%, 12/15/2047	365	336,556
Amgen, Inc. 3.35%, 02/22/2032	277	255,624
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.70%, 02/01/2036	450	445,689
Anheuser-Busch InBev Finance, Inc. 4.70%, 02/01/2036	548	535,615
Anheuser-Busch InBev Worldwide, Inc. 4.95%, 01/15/2042	600	596,856
BAT Capital Corp. 2.259%, 03/25/2028	387	331,384
4.39%, 08/15/2037	403	343,219
4.906%, 04/02/2030	934	903,047
5.65%, 03/16/2052	245	222,254
BAT International Finance PLC 4.448%, 03/16/2028	495	476,566
Baxter International, Inc. 0.868%, 12/01/2023(a)	675	649,364

abfunds.com	AB CORPORATE INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Biogen, Inc. 2.25%, 05/01/2030	$400	$334,148
Bristol-Myers Squibb Co. 3.55%, 08/15/2022	256	257,431
Cardinal Health, Inc. 4.50%, 11/15/2044	375	339,281
4.90%, 09/15/2045	385	363,875
Cargill, Inc. 3.625%, 04/22/2027(a)	690	684,860
Cigna Corp. 3.00%, 07/15/2023	71	71,016
4.80%, 08/15/2038	880	877,518
7.875%, 05/15/2027	53	61,758
CommonSpirit Health 4.35%, 11/01/2042	44	41,058
CVS Health Corp. 3.875%, 07/20/2025	378	379,697
4.78%, 03/25/2038	991	980,545
5.125%, 07/20/2045	395	396,497
Gilead Sciences, Inc. 0.75%, 09/29/2023	253	244,732
5.65%, 12/01/2041	125	137,400
Keurig Dr Pepper, Inc. 3.95%, 04/15/2029	475	463,700
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(a)	320	269,860
Mylan, Inc. 4.20%, 11/29/2023	852	859,029
Newell Brands, Inc. 4.10%, 04/01/2023	191	190,956
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	324	267,747
Smithfield Foods, Inc. 2.625%, 09/13/2031(a)	670	554,358
Sysco Corp. 2.45%, 12/14/2031	535	459,613
3.15%, 12/14/2051	270	197,672
5.95%, 04/01/2030	309	336,461
6.60%, 04/01/2050	277	328,239
Thermo Fisher Scientific, Inc. 0.797%, 10/18/2023	1,558	1,510,684

		18,648,524

Energy – 9.0%
Boardwalk Pipelines LP 4.80%, 05/03/2029	374	368,536

16 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

BP Capital Markets America, Inc. 2.939%, 06/04/2051	$605	$448,420
3.00%, 02/24/2050	820	620,166
Cenovus Energy, Inc. 4.40%, 04/15/2029	730	722,861
5.375%, 07/15/2025	78	80,989
Conocophillips Co. 3.80%, 03/15/2052	505	453,753
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)	384	317,414
5.75%, 01/15/2031(a)	281	288,255
Devon Energy Corp. 5.60%, 07/15/2041	545	568,277
Ecopetrol SA 5.875%, 09/18/2023-05/28/2045	89	84,422
Enable Midstream Partners LP 5.00%, 05/15/2044	41	36,022
Enbridge Energy Partners LP 7.375%, 10/15/2045	526	658,357
Energy Transfer LP 3.90%, 07/15/2026	550	535,557
4.20%, 04/15/2027	47	46,171
4.40%, 03/15/2027	446	440,867
4.95%, 05/15/2028	63	63,113
5.35%, 05/15/2045	175	160,038
6.25%, 04/15/2049	803	815,390
Eni SpA 4.25%, 05/09/2029(a)	247	244,952
5.70%, 10/01/2040(a)	420	452,857
Enterprise Products Operating LLC 3.70%, 01/31/2051	160	129,374
4.20%, 01/31/2050	797	696,179
4.80%, 02/01/2049	85	80,956
4.90%, 05/15/2046	45	43,326
EOG Resources, Inc. 4.375%, 04/15/2030	74	75,903
Exxon Mobil Corp. 4.114%, 03/01/2046	644	614,106
4.327%, 03/19/2050	270	265,642
Flex Intermediate Holdco LLC 3.363%, 06/30/2031(a)	265	231,411
4.317%, 12/30/2039(a)	265	224,206
Kinder Morgan, Inc. 5.55%, 06/01/2045	825	830,189
Marathon Oil Corp. 6.60%, 10/01/2037	385	431,088

abfunds.com	AB CORPORATE INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Marathon Petroleum Corp. 5.125%, 12/15/2026	$1,298	$1,352,127
6.50%, 03/01/2041	205	231,252
MPLX LP 4.95%, 03/14/2052	370	338,550
5.20%, 03/01/2047-12/01/2047	475	447,984
ONEOK Partners LP 6.125%, 02/01/2041	540	548,116
ONEOK, Inc. 6.35%, 01/15/2031	553	603,804
Ovintiv Exploration Inc. 5.375%, 01/01/2026	750	777,240
Pioneer Natural Resources Co. 2.15%, 01/15/2031	700	590,100
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029	51	46,681
4.50%, 12/15/2026	421	421,215
Sabine Pass Liquefaction LLC 5.625%, 04/15/2023	552	560,898
Saudi Arabian Oil Co. 2.25%, 11/24/2030(a)	350	303,625
Shell International Finance BV 3.75%, 09/12/2046	125	112,559
Suncor Energy, Inc. 6.50%, 06/15/2038	385	440,991
6.85%, 06/01/2039	265	313,999
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)	265	212,928
TransCanada PipeLines Ltd. 4.75%, 05/15/2038	50	49,144
6.20%, 10/15/2037	67	75,381
7.625%, 01/15/2039	88	112,842
Valero Energy Corp. 7.50%, 04/15/2032	388	462,411
Western Midstream Operating LP 4.65%, 07/01/2026	81	79,855
5.45%, 04/01/2044	149	136,743
Williams Cos., Inc. (The) 3.50%, 10/15/2051	670	515,049
6.30%, 04/15/2040	160	177,605

		19,939,896

Services – 2.6%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031	400	330,624
2.70%, 02/09/2041	300	210,561

18 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Amazon.com, Inc. 4.10%, 04/13/2062	$350	$333,973
Block Financial LLC 2.50%, 07/15/2028	540	478,040
Booking Holdings, Inc. 4.625%, 04/13/2030	990	1,014,750
eBay, Inc. 2.60%, 05/10/2031	1,065	921,598
Expedia Group, Inc. 2.95%, 03/15/2031	495	425,151
4.625%, 08/01/2027	627	630,041
6.25%, 05/01/2025(a)	33	34,603
Global Payments, Inc. 2.90%, 11/15/2031	675	578,691
3.20%, 08/15/2029	455	413,085
Moody’s Corp. 2.75%, 08/19/2041	225	172,742
S&P Global, Inc. 2.90%, 03/01/2032(a)	276	249,565
4.25%, 05/01/2029(a)	90	90,542
4.75%, 08/01/2028(a)	20	20,720

		5,904,686

Technology – 8.9%
Analog Devices, Inc. 2.95%, 04/01/2025	36	35,550
Apple, Inc. 2.55%, 08/20/2060	260	183,180
2.65%, 05/11/2050	210	159,894
4.45%, 05/06/2044	1,081	1,109,657
Baidu, Inc. 1.625%, 02/23/2027	435	387,598
3.075%, 04/07/2025	265	258,669
Broadcom, Inc. 3.137%, 11/15/2035(a)	586	469,743
3.187%, 11/15/2036(a)	983	778,123
3.419%, 04/15/2033(a)	170	146,210
4.00%, 04/15/2029(a)	49	46,768
4.15%, 04/15/2032(a)	171	158,702
4.926%, 05/15/2037(a)	562	525,313
Broadridge Financial Solutions, Inc. 2.60%, 05/01/2031	395	337,998
CDW LLC/CDW Finance Corp. 2.67%, 12/01/2026	555	510,356
Dell International LLC/EMC Corp. 6.02%, 06/15/2026	964	1,019,844
8.35%, 07/15/2046	42	55,907

abfunds.com	AB CORPORATE INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

DXC Technology Co. 1.80%, 09/15/2026	$400	$358,224
2.375%, 09/15/2028	400	348,056
Entegris Escrow Corp. 4.75%, 04/15/2029(a)	485	466,759
Fidelity National Information Services, Inc. 0.375%, 03/01/2023	1,605	1,573,189
Honeywell International, Inc. 0.483%, 08/19/2022	54	53,892
HP, Inc. 4.20%, 04/15/2032	480	440,405
Infor, Inc. 1.75%, 07/15/2025(a)	95	88,425
Intel Corp. 4.75%, 03/25/2050	564	585,060
Jabil, Inc. 4.25%, 05/15/2027	455	450,755
Kyndryl Holdings, Inc. 2.05%, 10/15/2026(a)	1,340	1,171,120
Lam Research Corp. 3.75%, 03/15/2026	172	172,657
Marvell Technology, Inc. 2.95%, 04/15/2031	505	438,941
Micron Technology, Inc. 4.663%, 02/15/2030	555	548,479
NXP BV/NXP Funding LLC 5.55%, 12/01/2028(a)	1,176	1,228,038
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(a)	24	22,939
Oracle Corp. 2.50%, 05/15/2022-04/01/2025	1,099	1,064,586
2.875%, 03/25/2031	260	220,529
3.60%, 04/01/2040	536	414,087
3.65%, 03/25/2041	293	226,580
3.85%, 04/01/2060	94	66,081
4.00%, 11/15/2047	667	515,371
5.375%, 07/15/2040	173	165,839
6.125%, 07/08/2039	314	326,711
SK Hynix, Inc. 2.375%, 01/19/2031(a)	390	323,571
Skyworks Solutions, Inc. 3.00%, 06/01/2031	319	265,663
Take-Two Interactive Software, Inc. 3.30%, 03/28/2024	323	321,259
TSMC Arizona Corp. 4.50%, 04/22/2052	345	345,894

20 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

VeriSign, Inc. 2.70%, 06/15/2031	$174	$149,355
VMware, Inc. 3.90%, 08/21/2027	721	705,470
Western Digital Corp. 2.85%, 02/01/2029	110	96,957
3.10%, 02/01/2032	530	442,688
Workday, Inc. 3.70%, 04/01/2029	70	67,026

		19,848,118

Transportation - Airlines – 0.5%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)	161	160,375
Southwest Airlines Co. 5.25%, 05/04/2025	835	861,745

		1,022,120

Transportation - Services – 0.8%
ENA Master Trust 4.00%, 05/19/2048(a)	370	342,666
ERAC USA Finance LLC 3.85%, 11/15/2024(a)	881	887,572
Penske Truck Leasing Co. Lp/PTL Finance Corp. 3.90%, 02/01/2024(a)	370	371,650
4.20%, 04/01/2027(a)	147	147,277

		1,749,165

		110,136,409

Financial Institutions – 40.3%
Banking – 22.9%
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(a)	464	421,747
Banco Santander SA 1.722%, 09/14/2027	800	704,568
2.749%, 12/03/2030	400	330,188
4.175%, 03/24/2028	200	194,280
5.179%, 11/19/2025	600	611,736
Bank of America Corp. 2.299%, 07/21/2032	1,125	930,060
2.592%, 04/29/2031	835	723,503
2.687%, 04/22/2032	860	739,660
2.884%, 10/22/2030	680	606,920
3.384%, 04/02/2026	490	479,455
3.846%, 03/08/2037	630	561,891
3.97%, 03/05/2029	760	737,785
3.974%, 02/07/2030	600	579,498
4.271%, 07/23/2029	1,017	1,000,047

abfunds.com	AB CORPORATE INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series X 6.25%, 09/05/2024(b)	$295	$297,941
Series Z 6.50%, 10/23/2024(b)	53	54,328
Bank of Ireland Group PLC 2.029%, 09/30/2027(a)	560	492,083
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(b)	268	268,214
BBVA Bancomer SA/Texas 5.875%, 09/13/2034(a)	330	315,345
BNP Paribas SA 2.591%, 01/20/2028(a)	660	601,319
Canadian Imperial Bank of Commerce 3.30%, 04/07/2025	485	478,001
Capital One Financial Corp. 3.273%, 03/01/2030	336	306,650
Citigroup, Inc. 3.875%, 02/18/2026(b)	344	312,971
3.98%, 03/20/2030	560	537,538
4.075%, 04/23/2029	708	688,473
4.412%, 03/31/2031	369	360,657
4.45%, 09/29/2027	1,222	1,214,900
Series W 4.00%, 12/10/2025(b)	368	334,990
Series Y 4.15%, 11/15/2026(b)	569	509,312
Commonwealth Bank of Australia 3.784%, 03/14/2032(a)	607	550,118
Credit Suisse Group AG 1.305%, 02/02/2027(a)	250	218,863
3.091%, 05/14/2032(a)	663	556,277
4.194%, 04/01/2031(a)	347	322,325
4.55%, 04/17/2026	285	284,208
Danske Bank A/S 4.298%, 04/01/2028(a)	250	242,160
Deutsche Bank AG/New York NY 2.311%, 11/16/2027	1,190	1,053,578
2.552%, 01/07/2028	535	476,230
3.961%, 11/26/2025	555	545,798
Discover Bank 4.682%, 08/09/2028	385	388,565
Goldman Sachs Group, Inc. (The) 1.948%, 10/21/2027	540	484,871
2.383%, 07/21/2032	544	450,606
2.615%, 04/22/2032	730	618,084
3.615%, 03/15/2028	620	596,700

22 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

3.80%, 03/15/2030	$1,279	$1,209,103
4.223%, 05/01/2029	592	579,118
Series V 4.125%, 11/10/2026(b)	248	222,305
HSBC Holdings PLC 2.013%, 09/22/2028	285	248,694
2.206%, 08/17/2029	545	469,577
2.251%, 11/22/2027	555	501,665
3.973%, 05/22/2030	342	323,621
4.583%, 06/19/2029	1,270	1,247,610
4.762%, 03/29/2033	242	229,610
6.375%, 03/30/2025(b)	405	407,515
JPMorgan Chase & Co. 1.953%, 02/04/2032	830	677,836
2.545%, 11/08/2032	765	649,148
2.58%, 04/22/2032	595	512,051
2.947%, 02/24/2028	505	475,649
2.956%, 05/13/2031	1,554	1,366,603
2.963%, 01/25/2033	260	229,076
4.323%, 04/26/2028	690	688,006
8.00%, 04/29/2027	650	755,300
Series I 4.709% (LIBOR 3 Month + 3.47%), 07/30/2022(b)(c)	247	243,989
Series Q 5.15%, 05/01/2023(b)	255	251,922
Series V 4.287% (LIBOR 3 Month + 3.32%), 07/01/2022(b)(c)	62	61,129
M&T Bank Corp. 3.50%, 09/01/2026(b)	334	281,268
Mitsubishi UFJ Financial Group, Inc. 2.309%, 07/20/2032	270	225,015
2.494%, 10/13/2032	330	277,461
4.08%, 04/19/2028	705	696,131
Mizuho Financial Group, Inc. 2.564%, 09/13/2031	440	363,202
Morgan Stanley 2.943%, 01/21/2033	227	198,098
3.62%, 04/17/2025	695	691,205
3.622%, 04/01/2031	265	248,369
Series G 4.431%, 01/23/2030	660	655,644
National Australia Bank Ltd. 3.347%, 01/12/2037(a)	665	576,848
Nationwide Building Society 2.972%, 02/16/2028(a)	404	375,114

abfunds.com	AB CORPORATE INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

PNC Financial Services Group, Inc. (The) Series O 4.964% (LIBOR 3 Month + 3.68%), 08/01/2022(b)(c)	$448	$443,498
Santander Holdings USA, Inc. 2.49%, 01/06/2028	156	141,514
4.40%, 07/13/2027	1,877	1,852,468
Santander UK Group Holdings PLC 2.469%, 01/11/2028	325	294,119
Societe Generale SA 1.792%, 06/09/2027(a)	435	383,557
2.797%, 01/19/2028(a)	795	717,480
4.25%, 04/14/2025(a)	243	239,766
4.75%, 11/24/2025(a)	200	199,374
Standard Chartered PLC 1.456%, 01/14/2027(a)	345	307,053
2.608%, 01/12/2028(a)	579	525,471
3.971%, 03/30/2026(a)	245	241,033
Sumitomo Mitsui Financial Group, Inc. 2.142%, 09/23/2030	701	575,227
Truist Financial Corp. Series P 4.95%, 09/01/2025(b)	993	987,975
Series Q 5.10%, 03/01/2030(b)	327	323,024
Wells Fargo & Co. 3.526%, 03/24/2028	748	720,115
3.908%, 04/25/2026	693	688,302
4.15%, 01/24/2029	176	173,386
4.478%, 04/04/2031	1,190	1,188,822
Series BB 3.90%, 03/15/2026(b)	1,005	918,610
Western Union Co. (The) 2.75%, 03/15/2031	610	519,665
Westpac Banking Corp. 3.02%, 11/18/2036	780	648,040
4.11%, 07/24/2034	705	664,921

		50,873,745

Brokerage – 0.7%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(b)	271	273,840
Series I 4.00%, 06/01/2026(b)	745	679,358
Jefferies Financial Group, Inc. 5.50%, 10/18/2023	554	563,684

		1,516,882

24 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Finance – 3.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.00%, 10/29/2028	$810	$704,246
3.15%, 02/15/2024	179	174,504
3.30%, 01/30/2032	810	673,393
3.40%, 10/29/2033	330	270,504
3.875%, 01/23/2028	515	474,753
Air Lease Corp. 1.875%, 08/15/2026	435	388,311
2.10%, 09/01/2028	451	382,439
2.875%, 01/15/2026	100	93,842
3.25%, 03/01/2025	89	86,184
3.625%, 04/01/2027	19	18,009
4.625%, 10/01/2028	431	418,083
Aircastle Ltd. 2.85%, 01/26/2028(a)	824	721,025
4.25%, 06/15/2026	21	20,278
5.25%, 08/11/2025(a)	260	259,496
Aviation Capital Group LLC 1.95%, 01/30/2026-09/20/2026(a)	735	650,218
3.50%, 11/01/2027(a)	116	106,517
4.375%, 01/30/2024(a)	280	278,860
Synchrony Financial 2.875%, 10/28/2031	458	373,362
5.15%, 03/19/2029	509	507,244

		6,601,268

Insurance – 4.9%
ACE Capital Trust II 9.70%, 04/01/2030	435	587,998
Alleghany Corp. 3.625%, 05/15/2030	1,085	1,042,251
Allstate Corp. (The) Series B 5.75%, 08/15/2053	712	693,509
Berkshire Hathaway, Inc. 2.75%, 03/15/2023	485	486,722
Centene Corp. 2.45%, 07/15/2028	294	256,621
Guardian Life Insurance Co. of America (The) 3.70%, 01/22/2070(a)	260	209,191
Hartford Financial Services Group, Inc. (The) Series ICON 2.631% (LIBOR 3 Month + 2.13%), 02/12/2047(a)(c)	535	472,367

abfunds.com	AB CORPORATE INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Mutual Life Insurance Co. 5.077%, 02/15/2069(a)	$170	$170,398
MassMutual Global Funding II 0.60%, 04/12/2024(a)	420	399,265
0.85%, 06/09/2023(a)	270	264,122
Met Tower Global Funding 0.70%, 04/05/2024(a)	875	828,949
MetLife Capital Trust IV 7.875%, 12/15/2037(a)	150	172,833
MetLife, Inc. Series D 5.875%, 03/15/2028(b)	210	208,112
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)	150	215,488
New York Life Insurance Co. 4.45%, 05/15/2069(a)	220	201,571
Nippon Life Insurance Co. 2.75%, 01/21/2051(a)	490	421,111
Peachtree Corners Funding Trust 3.976%, 02/15/2025(a)	110	110,098
Prudential Financial, Inc. 5.20%, 03/15/2044	907	892,370
5.375%, 05/15/2045	320	318,298
5.625%, 06/15/2043	859	859,842
Reinsurance Group of America, Inc. 3.15%, 06/15/2030	483	438,902
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(a)	600	600,270
Voya Financial, Inc. 5.65%, 05/15/2053	1,080	1,075,172

		10,925,460

REITs – 8.8%
Alexandria Real Estate Equities, Inc. 2.95%, 03/15/2034	384	332,314
American Homes 4 Rent LP 4.25%, 02/15/2028	5	4,892
American Tower Corp. 2.30%, 09/15/2031	545	443,265
3.125%, 01/15/2027	335	316,699
4.05%, 03/15/2032	191	179,259
5.00%, 02/15/2024	645	661,196
Boston Properties LP 2.55%, 04/01/2032	1,001	838,408
Crown Castle International Corp. 2.90%, 03/15/2027	302	283,213

26 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Equinix, Inc. 3.90%, 04/15/2032	$485	$455,037
Essential Properties LP 2.95%, 07/15/2031	564	465,796
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032	275	231,924
5.25%, 06/01/2025	393	399,760
5.375%, 04/15/2026	144	146,828
Highwoods Realty LP 4.125%, 03/15/2028	710	696,439
Host Hotels & Resorts LP Series E 4.00%, 06/15/2025	323	320,271
Series J 2.90%, 12/15/2031	339	286,285
Kilroy Realty LP 3.45%, 12/15/2024	40	39,398
Kimco Realty Corp. 2.80%, 10/01/2026	95	90,276
Office Properties Income Trust 2.65%, 06/15/2026	306	275,654
3.45%, 10/15/2031	820	635,566
4.50%, 02/01/2025	430	426,298
Omega Healthcare Investors, Inc. 4.50%, 01/15/2025	108	108,100
5.25%, 01/15/2026	988	1,005,665
Public Storage 0.749% (SOFR + 0.47%), 04/23/2024(c)	415	413,875
Realty Income Corp. 2.85%, 12/15/2032	447	397,530
4.60%, 02/06/2024	1,266	1,289,573
Regency Centers LP 3.70%, 06/15/2030	280	262,536
3.75%, 06/15/2024	33	32,921
4.125%, 03/15/2028	453	448,330
Rexford Industrial Realty LP 2.15%, 09/01/2031	176	144,200
Sabra Health Care LP 3.20%, 12/01/2031	820	691,260
3.90%, 10/15/2029	770	708,585
Simon Property Group LP 2.65%, 02/01/2032	535	461,165
SITE Centers Corp. 3.625%, 02/01/2025	1,004	991,048
4.25%, 02/01/2026	178	177,283
4.70%, 06/01/2027	365	365,296

abfunds.com	AB CORPORATE INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Spirit Realty LP 2.10%, 03/15/2028	$350	$303,842
3.20%, 02/15/2031	475	420,470
4.00%, 07/15/2029	162	152,073
Sun Communities Operating LP 2.30%, 11/01/2028	663	580,854
Ventas Realty LP 3.50%, 02/01/2025	924	914,409
3.85%, 04/01/2027	150	148,608
4.125%, 01/15/2026	23	23,028
Vornado Realty LP 2.15%, 06/01/2026	525	477,839
3.40%, 06/01/2031	655	572,981
Weyerhaeuser Co. 3.375%, 03/09/2033	505	456,070
WP Carey, Inc. 2.45%, 02/01/2032	670	560,763
4.60%, 04/01/2024	44	44,689

		19,681,771

		89,599,126

Utility – 6.3%
Electric – 5.4%
Abu Dhabi National Energy Co. PJSC 4.375%, 04/23/2025(a)	215	218,784
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)	200	178,000
Alfa Desarrollo SpA 4.55%, 09/27/2051(a)	219	171,483
American Transmission Systems 2.65%, 01/15/2032(a)	565	490,759
Berkshire Hathaway Energy Co. 6.125%, 04/01/2036	260	295,987
CenterPoint Energy, Inc. 0.844% (SOFR + 0.65%), 05/13/2024(c)	390	386,915
2.65%, 06/01/2031	845	735,556
Consolidated Edison Co. of New York, Inc. 4.50%, 05/15/2058	360	339,142
Series A 4.125%, 05/15/2049	350	320,638
Duke Energy Carolinas LLC 3.45%, 04/15/2051	500	426,360
Duke Energy Corp. 4.20%, 06/15/2049	278	244,231
Duke Energy Progress LLC 4.00%, 04/01/2052	164	153,127

28 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(a)	$200	$168,100
Enel Americas SA 4.00%, 10/25/2026	53	52,200
Enel Chile SA 4.875%, 06/12/2028	62	60,447
Engie Energia Chile SA 3.40%, 01/28/2030(a)	425	375,939
Entergy Corp. 2.80%, 06/15/2030	450	395,649
Exelon Corp. 3.497%, 06/01/2022	94	94,000
Fells Point Funding Trust 3.046%, 01/31/2027(a)	781	733,757
Florida Power & Light Co. 0.435% (SOFR + 0.25%), 05/10/2023(c)	170	169,278
3.95%, 03/01/2048	782	740,140
Georgia Power Co. 4.30%, 03/15/2042	420	383,006
Kentucky Utilities Co. 3.30%, 06/01/2050	52	42,057
National Rural Utilities Cooperative Finance Corp. 0.35%, 02/08/2024	730	695,113
3.40%, 11/15/2023	335	336,340
NextEra Energy Capital Holdings, Inc. 0.75% (LIBOR 3 Month + 0.27%), 02/22/2023(c)	615	613,659
5.65%, 05/01/2079	404	399,455
Public Service Enterprise Group, Inc. 8.625%, 04/15/2031	388	487,386
Southern California Edison Co. 0.70%, 04/03/2023	500	489,305
Southern Co. (The) 2.95%, 07/01/2023	512	512,010
Series A 3.70%, 04/30/2030	720	679,507
Southern Power Co. Series F 4.95%, 12/15/2046	77	74,953
Virginia Electric & Power Co. 8.875%, 11/15/2038	443	648,840

		12,112,123

Natural Gas – 0.9%
Atmos Energy Corp. 3.375%, 09/15/2049	405	339,913

abfunds.com	AB CORPORATE INCOME SHARES | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

GNL Quintero SA 4.634%, 07/31/2029(a)	$176	$171,362
NiSource, Inc. 5.65%, 02/01/2045	60	61,645
ONE Gas, Inc. 0.85%, 03/11/2023	1,473	1,452,083

		2,025,003

		14,137,126

Total Corporates - Investment Grade (cost $239,060,053)		213,872,661

QUASI-SOVEREIGNS – 1.2%
Quasi-Sovereign Bonds – 1.2%
Chile – 0.4%
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(a)	350	325,347
4.70%, 05/07/2050(a)	295	266,293
Empresa Nacional del Petroleo 3.75%, 08/05/2026(a)	200	190,500

		782,140

Malaysia – 0.1%
Petronas Capital Ltd. 4.55%, 04/21/2050(a)	225	225,602

Mexico – 0.3%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)	321	256,359
Petroleos Mexicanos 6.50%, 01/23/2029	135	123,525
6.75%, 09/21/2047	112	80,884
6.95%, 01/28/2060	169	123,370
7.69%, 01/23/2050	80	62,440

		646,578

Panama – 0.1%
Empresa de Transmision Electrica SA 5.125%, 05/02/2049(a)	246	227,857

Peru – 0.2%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(a)	560	490,980

Qatar – 0.1%
Qatar Petroleum 3.125%, 07/12/2041(a)	277	230,914

Total Quasi-Sovereigns (cost $2,993,170)		2,604,071

30 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 0.8%
Industrial – 0.4%
Consumer Cyclical - Automotive – 0.1%
Ford Motor Credit Co. LLC 3.81%, 01/09/2024	$395	$389,130

Consumer Non-Cyclical – 0.2%
Perrigo Finance Unlimited Co. 4.375%, 03/15/2026	420	406,522

Energy – 0.1%
EQM Midstream Partners LP 4.75%, 07/15/2023	100	99,633
Occidental Petroleum Corp. 3.50%, 08/15/2029	55	51,661

		151,294

		946,946

Utility – 0.2%
Electric – 0.2%
National Rural Utilities Coope 3.45%, 06/15/2025	455	452,975

Financial Institutions – 0.2%
REITs – 0.2%
Diversified Healthcare Trust 4.75%, 02/15/2028	407	347,175

Total Corporates - Non-Investment Grade (cost $1,776,848)		1,747,096

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Colombia – 0.3%
Colombia Government International Bond 3.125%, 04/15/2031	562	439,695
5.20%, 05/15/2049	200	151,725

		591,420

Mexico – 0.1%
Mexico Government International Bond 4.60%, 01/23/2046	200	169,700
4.75%, 03/08/2044	150	132,000

		301,700

Peru – 0.0%
Peruvian Government International Bond 2.392%, 01/23/2026	53	49,582

abfunds.com	AB CORPORATE INCOME SHARES | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Qatar – 0.1%
Qatar Government International Bond 4.817%, 03/14/2049(a)	$228	$244,815

Uruguay – 0.0%
Uruguay Government International Bond 4.375%, 01/23/2031	54	55,371

Total Governments - Sovereign Bonds (cost $1,434,932)		1,242,888

Total Investments – 98.6% (cost $245,265,003)		219,466,716
Other assets less liabilities – 1.4%		3,083,056

Net Assets – 100.0%		$222,549,772

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	14	June 2022	$1,577,406	$(6,698)
U.S. Ultra Bond (CBT) Futures	120	June 2022	19,252,500	(2,690,374)

Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	10	June 2022	1,191,563	72,330
U.S. Ultra Bond (CBT) Futures	95	June 2022	12,255,000	1,018,071

				$(1,606,671)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAIG Series 38, 5 Year Index, 06/20/2027*	1.00%	Quarterly	0.84%	USD	3,280	$28,711	$45,457	$(16,746)

*	Termination date

32 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	60	11/04/2044	3 Month LIBOR	3.049%	Quarterly/ Semi-Annual	$2,367	$	– 0	–	$2,367
USD	60	05/05/2045	3 Month LIBOR	2.562%	Quarterly/ Semi-Annual	(2,651)		– 0	–	(2,651)
USD	60	06/02/2046	3 Month LIBOR	2.186%	Quarterly/ Semi-Annual	(6,719)		– 0	–	(6,719)
USD	690	07/15/2046	3 Month LIBOR	1.783%	Quarterly/ Semi-Annual	(129,030)		– 0	–	(129,030)
USD	270	09/02/2046	3 Month LIBOR	1.736%	Quarterly/ Semi-Annual	(53,550)		– 0	–	(53,550)
USD	50	11/02/2046	3 Month LIBOR	2.086%	Quarterly/ Semi-Annual	(6,440)		– 0	–	(6,440)

						$(196,023)	$	– 0	–	$(196,023)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2022, the aggregate market value of these securities amounted to $41,881,910 or 18.8% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2022.

Glossary:

CBT – Chicago Board of Trade

CDX-NAIG – North American Investment Grade Credit Default Swap Index

LIBOR – London Interbank Offered Rate

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 33

STATEMENT OF ASSETS & LIABILITIES

April 30, 2022

Assets
Investments in securities, at value (cost $245,265,003)	$219,466,716
Cash	247,976
Cash collateral due from broker	813,832
Receivable for investment securities sold	2,961,111
Interest receivable	2,033,374
Receivable for shares of beneficial interest sold	247,752

Total assets	225,770,761

Liabilities
Payable for investment securities purchased	1,380,787
Payable for shares of beneficial interest redeemed	1,118,814
Dividends payable	619,837
Payable for variation margin on futures	87,190
Payable for variation margin on centrally cleared swaps	8,673
Foreign capital gains tax payable	5,688

Total liabilities	3,220,989

Net Assets	$222,549,772

Composition of Net Assets
Shares of beneficial interest, at par	$218
Additional paid-in capital	254,524,793
Accumulated loss	(31,975,239)

Net Assets	$222,549,772

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 21,769,195 common shares outstanding)	$10.22

See notes to financial statements.

34 | AB CORPORATE INCOME SHARES	abfunds.com

STATEMENT OF OPERATIONS

Year Ended April 30, 2022

Investment Income
Interest	$6,618,486
Other income	660

Total investment income		$6,619,146

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions(a)		(1,880,654)
Futures		(186,534)
Swaps		8,012
Net change in unrealized appreciation/depreciation of:
Investments(b)		(29,750,607)
Futures		(1,539,863)
Swaps		(170,322)

Net loss on investment transactions		(33,519,968)

Net Decrease in Net Assets from Operations		$(26,900,822)

(a)	Net of foreign realized capital gains taxes of $33,168.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $6,951.

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 35

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2022	Year Ended April 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,619,146	$5,028,258
Net realized gain (loss) on investment transactions	(2,059,176)	3,114,500
Net change in unrealized appreciation/depreciation of investments	(31,460,792)	744,800

Net increase (decrease) in net assets from operations	(26,900,822)	8,887,558
Distribution to Shareholders	(9,462,001)	(9,415,691)
Transactions in Shares of Beneficial Interest
Net increase	50,167,122	94,818,239

Total increase	13,804,299	94,290,106
Net Assets
Beginning of period	208,745,473	114,455,367

End of period	$222,549,772	$208,745,473

See notes to financial statements.

36 | AB CORPORATE INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS

April 30, 2022

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Corporate Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level

abfunds.com	AB CORPORATE INCOME SHARES | 37

NOTES TO FINANCIAL STATEMENTS (continued)

between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

38 | AB CORPORATE INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more

abfunds.com	AB CORPORATE INCOME SHARES | 39

NOTES TO FINANCIAL STATEMENTS (continued)

widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$213,872,661		$	– 0	–	$213,872,661
Quasi-Sovereigns		– 0	–	2,604,071			– 0	–	2,604,071
Corporates – Non-Investment Grade		– 0	–	1,747,096			– 0	–	1,747,096
Governments – Sovereign Bonds		– 0	–	1,242,888			– 0	–	1,242,888

Total Investments in Securities		– 0	–	219,466,716			– 0	–	219,466,716
Other Financial Instruments(a):
Assets:
Futures		1,090,401		– 0	–		– 0	–	1,090,401	(b)
Centrally Cleared Credit Default Swaps		– 0	–	28,711			– 0	–	28,711
Centrally Cleared Interest Rate Swaps		– 0	–	2,367			– 0	–	2,367	(b)
Liabilities:
Futures		(2,697,072)		– 0	–		– 0	–	(2,697,072	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(198,390)			– 0	–	(198,390	)(b)

Total		$(1,606,671)		$219,299,404		$	– 0	–	$217,692,733

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

40 | AB CORPORATE INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

abfunds.com	AB CORPORATE INCOME SHARES | 41

NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2022 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$162,962,382	$112,718,067
U.S. government securities	75,393	76,900

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$245,512,722

Gross unrealized appreciation	$2,785,831
Gross unrealized depreciation	(29,054,625)

Net unrealized depreciation	$(26,268,794)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by

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NOTES TO FINANCIAL STATEMENTS (continued)

the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended April 30, 2022, the Fund held futures for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2022, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront

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NOTES TO FINANCIAL STATEMENTS (continued)

premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended April 30, 2022, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended April 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$1,090,401	*	Receivable/Payable for variation margin on futures	$2,697,072	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	16,746	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	2,367	*	Receivable/Payable for variation margin on centrally cleared swaps	198,390	*

Total		$1,092,768			$2,912,208

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(186,534)	$(1,539,863)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(5,212)	(138,615)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	13,224	(31,707)

Total		$(178,522)	$(1,710,185)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2022:

Futures:
Average notional amount of buy contracts	$18,452,278
Average notional amount of sale contracts	$14,335,830
Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,545,385
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$3,280,000

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2022	Year Ended April 30, 2021

Shares sold	9,419,121	9,909,588	$111,031,586	$120,804,388

Shares redeemed	(5,307,601)	(2,149,225)	(60,864,464)	(25,986,149)

Net increase	4,111,520	7,760,363	$50,167,122	$94,818,239

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value

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NOTES TO FINANCIAL STATEMENTS (continued)

of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other

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NOTES TO FINANCIAL STATEMENTS (continued)

currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended April 30, 2022.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2022 and April 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$7,221,076	$7,513,033
Net long-term capital gains	2,240,925	1,902,658

Total distributions paid	$9,462,001	$9,415,691

As of April 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$754,454
Accumulated capital and other losses	(5,831,169	)(a)
Unrealized appreciation/(depreciation)	(26,273,070	)(b)

Total accumulated earnings/(deficit)	$(31,349,785	)(c)

(a)	As of April 30, 2022, the Fund had a post-October short term capital loss deferral of $3,668,555 and a post-October long term capital loss deferral of $2,162,614.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2022, the Fund did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE H

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Year Ended April 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.82	$ 11.56	$ 11.11	$ 10.81	$ 11.14

Income From Investment Operations

Net investment income(a)	.33	.37	.44	.44	.39

Net realized and unrealized gain (loss) on investment transactions	(1.47)	.55	.51	.30	(.33)

Net increase (decrease) in net asset value from operations	(1.14)	.92	.95	.74	.06

Less: Dividends and Distributions

Dividends from net investment income	(.34)	(.38)	(.45)	(.44)	(.39)

Distributions from net realized gain on investment transactions	(.12)	(.28)	(.05)	– 0	–	– 0	–

Total dividends and distributions	(.46)	(.66)	(.50)	(.44)	(.39)

Net asset value, end of period	$ 10.22	$ 11.82	$ 11.56	$ 11.11	$ 10.81

Total Return

Total investment return based on net asset value(b)	(10.08	) %	7.90%	8.65%	7.03%	.50%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$222,550	$208,745	$114,455	$98,680	$84,740

Ratio to average net assets of:

Net investment income	2.84%	3.02%	3.83%	4.06%	3.47%

Portfolio turnover rate	49%	43%	87%	140%	73%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of AB Corporate Income Shares:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Corporate Income Shares (the “Fund”) (one of the series constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Corporate Shares) at April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 24, 2022

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2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended April 30, 2022.

For foreign shareholders, 75.15% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $2,240,925 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Russell Wald(2), Vice President Tiffanie Wong(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Corporate Income Shares Investment Team. Mr. Wald and Ms. Wong are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

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TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	73	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	73	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

abfunds.com	AB CORPORATE INCOME SHARES | 61

TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	73	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	73	None

*

The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department, Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Erzan is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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TRUSTEES AND OFFICERS INFORMATION (continued)

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Russell Wald 31	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2017.

Tiffanie Wong 36	Vice President

Senior Vice President of the Adviser,** with which she has been associated since prior to 2017. She is also Director – Fixed Income Responsible Investing Portfolio Management; and Director – US Investment-Grade Credit.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS,** with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Trust’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Corporate Income Shares (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of

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the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser

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is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different

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fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors recognized that such information was of limited utility in light of the Fund’s unusual fee arrangement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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NOTES

72 | AB CORPORATE INCOME SHARES	abfunds.com

AB CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIS-0151-0422

APR    04.30.22

ANNUAL REPORT

AB IMPACT MUNICIPAL INCOME SHARES

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Impact Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 1

ANNUAL REPORT

June 6, 2022

This report provides management’s discussion of fund performance for AB Impact Municipal Income Shares for the annual reporting period ended April 30, 2022. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF APRIL 30, 2022 (unaudited)

	6 Months	12 Months

AB IMPACT MUNICIPAL INCOME SHARES	-9.17%	-8.23%

Bloomberg Municipal Bond Index	-7.90%	-7.88%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended April 30, 2022.

During both periods, the Fund underperformed its benchmark. Yield-curve positioning, specifically overweights to the long part of the curve, detracted, relative to the benchmark. The Fund’s overweight to municipal credit contributed. For the 12-month period, security selection in the not-for-profit health-care sector contributed, while selection in toll roads/transit detracted.

For the six-month period, security selection in not-for-profit health care contributed, and there were no other material detractors.

The Fund utilized derivatives for hedging purposes in the form of interest rate swaps, which had no material impact on performance for either period, and Consumer Price Index swaps, which added to absolute performance for the 12-month period and had no material impact on the six-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Yields rose toward the end of both the six- and 12-month periods ended April 30, 2022. During the 12-month period, the yield on a 10-Year AAA municipal bond rose to 2.72% from 0.99% and the yield on the 10-Year US Treasury rose to 2.89% from 1.65%. While demand for income

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remained strong during the first half of the 12-month reporting period, demand weakened during the first quarter of 2022 and into the second quarter, as investors pulled approximately $48 billion from the municipal market as of April 30, 2022.

In addition to broader fixed-income market volatility, these municipal market outflows contributed to municipal underperformance versus US Treasuries, with 10-Year AAA Muni/Treasury after-tax spreads widening 95 basis points (“b.p.”) during the 12-month period and 67 b.p. during the six-month period. Credit spreads were relatively unchanged during the 12-month period, but widened modestly during the six-month period.

The underlying goals of the Fund are to make environmentally, socially and financially productive investments in historically marginalized and underserved communities to reduce gaps that exist in such areas as academic achievement, economic development or the provision of health care. Essentially, the Fund’s Senior Investment Management Team is looking to create a better tomorrow. Inherent in these goals is to make investments toward improving the quality of life for all by enhancing and promoting civic engagement, an informed citizenry, culture, and the physical and natural sciences.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2022, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 15.49% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities of any credit quality that (i) score highly on the Adviser’s environmental, social and corporate governance (“ESG”) criteria and (ii) are deemed by the Adviser to have an environmental or social impact in underserved or low socio-economic communities. As

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a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser evaluates each security in which the Fund invests using both a traditional municipal bond credit analysis and a consideration of the security’s overall ESG score under the Adviser’s ESG evaluation criteria. Under this ESG evaluation, to arrive at an overall ESG score, each security is scored on environmental, social and governance factors, and the scores are weighted based on the Adviser’s assessment of the relevance of each factor within a given sector (e.g., education, health care, renewable energy and mass transit). For example, social factors are weighted more heavily in the overall ESG score for a security of an issuer in the education sector than they are for a security of an issuer in the mass transit sector, where environmental factors predominate. The Adviser regularly reviews the overall ESG scores assigned to securities under consideration for purposes of determining the securities in which to invest for the Fund.

The Adviser’s ESG evaluation is conducted on an industry sector basis and includes the use of key performance indicators that vary in materiality by sector. The Adviser’s environmental evaluation covers issues such as clean and renewable energy, climate change and water conservation. The Adviser’s social evaluation covers issues such as economic impact, high quality safety-net health care and overall community health needs, and the reduction of achievement gaps between wealthy and poor school districts. The Adviser’s governance evaluation covers issues such as stewardship of debt and capital, board governance and transparency.

The Adviser also assesses a security’s risk and return characteristics as well as a security’s impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality, maturity, sensitivity to interest rates and the expected after-tax returns of the security under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the

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Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the

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DISCLOSURES AND RISKS (continued)

yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

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DISCLOSURES AND RISKS (continued)

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is

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DISCLOSURES AND RISKS (continued)

no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

9/12/20171 TO 4/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Impact Municipal Income Shares (from 9/12/20171 to 4/30/2022) as compared to the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 9/12/2017.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2022 (unaudited)

NAV Returns

1 Year	-8.23%

Since Inception[1]	2.44%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

NAV Returns

1 Year	-2.96%

Since Inception[1]	3.45%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.01% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/12/2017.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$908.30	$	– 0 –	0.00%
Hypothetical**	$1,000	$1,024.79	$	– 0 –	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $516.9

1

All data are as of April 30, 2022. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

April 30, 2022

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 93.6%
Long-Term Municipal Bonds – 93.6%
Alabama – 1.8%
Alabama Community College System ACCS Enhancements Fee Revenue AGM Series 2021 4.00%, 09/01/2046-09/01/2051	$9,400	$9,278,759

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.00%, 09/01/2023(a)	815	825,706

Arizona – 4.3%
Arizona Industrial Development Authority Series 2021-A 4.00%, 07/01/2051	5,840	5,026,152
Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) Series 2020 4.00%, 02/01/2050	4,500	4,399,502
5.00%, 02/01/2034-02/01/2035	2,400	2,685,402
Series 2021 4.00%, 02/01/2038	1,400	1,407,171
Industrial Development Authority of the County of Pima (The) (TMC HealthCare Obligated Group) Series 2021 4.00%, 04/01/2046	3,500	3,394,236
Maricopa County Industrial Development Authority (Arizona Autism Charter Schools Obligated Group) Series 2020 5.00%, 07/01/2040-07/01/2054(a)	2,315	2,366,822
Series 2021 4.00%, 07/01/2041-07/01/2061(a)	3,655	3,089,024

		22,368,309

California – 11.7%
Alameda Corridor Transportation Authority Series 2016-B 5.00%, 10/01/2035-10/01/2036	2,095	2,208,459

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Educational Facilities Authority (Mount St.Mary’s University, Inc.) Series 2018-A 5.00%, 10/01/2036-10/01/2046	$3,155	$3,404,044
California Health Facilities Financing Authority (On Lok Senior Health Services Obligated Group) Series 2020 5.00%, 08/01/2050-08/01/2055	2,200	2,359,926
California Health Facilities Financing Authority (State of California Personal Income Tax Revenue) Series 2022 4.19%, 06/01/2037	1,000	968,366
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2021 0.81% (MUNIPSA + 0.35%), 08/01/2047(b)	8,000	7,952,862
California Infrastructure & Economic Development Bank (California Science Center Foundation) Series 2021 4.00%, 05/01/2046-05/01/2055	15,000	14,358,666
California Municipal Finance Authority (Community Health Centers of The Central Coast, Inc.) Series 2021-A 5.00%, 12/01/2036-12/01/2054(a)	2,840	2,954,422
California Municipal Finance Authority (Healthright 360) Series 2019-A 5.00%, 11/01/2039-11/01/2049(a)	5,275	5,332,719
California Municipal Finance Authority (La Maestra Family Clinic, Inc.) Series 2021 4.00%, 09/01/2046-09/01/2051	5,705	5,552,263
California Municipal Finance Authority (Valley Health Team, Inc.) Series 2021 4.00%, 07/01/2037-07/01/2051	5,235	5,234,029
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 06/01/2037-06/01/2054(a)	850	894,979

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 5.00%, 06/01/2051(a)	$250	$251,087
California School Finance Authority (Ednovate Obligated Group) Series 2018 5.00%, 06/01/2048-06/01/2056(a)	2,085	2,114,924
California School Finance Authority (Equitas Academy Obligated Group) Series 2018-A 5.00%, 06/01/2048(a)	3,750	3,800,155
California School Finance Authority (Girls Athletic Leadership Schools Los Angeles) Series 2021 4.00%, 06/01/2041-06/01/2051(a)	1,955	1,579,897
California School Finance Authority (Green DOT Public Schools Obligated Group) Series 2018 5.00%, 08/01/2038(a)	1,000	1,038,713
Coalinga-Huron Joint Unified School District BAM Series 2018-B 5.00%, 08/01/2048	500	543,460

		60,548,971

Colorado – 0.5%
Denver Health & Hospital Authority Series 2019-A 4.00%, 12/01/2038-12/01/2040	2,770	2,719,381

Connecticut – 1.2%
City of Bridgeport CT Series 2017-A 5.00%, 11/01/2025	525	565,919
Series 2021-A 4.00%, 08/01/2037-08/01/2040	2,100	2,176,010
BAM Series 2018-C 5.00%, 07/15/2036-07/15/2038	1,620	1,799,204
BAM Series 2019-A 5.00%, 02/01/2035	1,500	1,674,920

		6,216,053

District of Columbia – 3.7%
District of Columbia (Gallaudet University) Series 2021 5.00%, 04/01/2046-04/01/2051	4,350	4,752,777

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia (KIPP DC Obligated Group) Series 2017-A 5.00%, 07/01/2042	$1,785	$1,843,295
Series 2017-B 5.00%, 07/01/2037	625	649,261
District of Columbia (KIPP DC Public Charter Schools) Series 2019 4.00%, 07/01/2039	1,000	938,319
District of Columbia (Plenary Infrastructure DC LLC State Lease) Series 2022 5.50%, 02/28/2035-02/28/2037(c)	9,300	10,246,500
District of Columbia Water & Sewer Authority Series 2016-A 5.00%, 10/01/2035	820	884,558

		19,314,710

Florida – 1.6%
Florida Development Finance Corp. (United Cerebral Palsy of Central Florida, Inc.) Series 2020 5.00%, 06/01/2040-06/01/2050	2,610	2,476,427
Pinellas County School Board (Pinellas County School Board COP) Series 2021-A 5.00%, 07/01/2027-07/01/2030	1,900	2,122,285
School District of Broward County/FL (Broward County School Board/FL COP) Series 2017-B 5.00%, 07/01/2032	500	545,232
Series 2019-B 5.00%, 07/01/2029	2,750	3,134,520

		8,278,464

Illinois – 7.4%
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2017 5.00%, 12/01/2051	5,085	5,419,785
Chicago Transit Authority Sales Tax Receipts Fund Series 2014 5.25%, 12/01/2049	5,000	5,240,352
Series 2020-A 5.00%, 12/01/2045-12/01/2055	12,510	13,390,203

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2022-A 4.00%, 12/01/2049	$4,190	$4,129,687
Cook County Community College District No. 508 Series 2013 5.25%, 12/01/2043	605	618,165
BAM Series 2017 5.00%, 12/01/2047	620	659,923
Illinois Finance Authority (Lawndale Educational & Regional Network Charter School Obligated Group) Series 2021 4.00%, 11/01/2041-11/01/2056	3,250	2,886,045
Illinois Finance Authority (University of Illinois) Series 2020 4.00%, 10/01/2040-10/01/2050	6,250	5,968,269

		38,312,429

Indiana – 0.6%
Muncie Sanitary District AGM Series 2021-A 5.00%, 01/01/2029-07/01/2030	2,705	3,049,149

Kansas – 0.1%
Seward County Unified School District No. 480 Liberal Series 2017-B 5.00%, 09/01/2028 (Pre-refunded/ETM)	555	599,707

Louisiana – 0.6%
Tangipahoa Parish Hospital Service District No. 1 Series 2021 4.00%, 02/01/2041-02/01/2042	3,000	2,945,233

Maryland – 3.5%
Maryland Economic Development Corp. (Bowie State University) Series 2020 4.00%, 07/01/2050	1,200	1,106,487
Maryland Economic Development Corp. (Maryland Economic Development Corp. Morgan View & Thurgood Marshall Student Hsg) Series 2022 5.00%, 07/01/2033-07/01/2034	3,735	3,970,488

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland Economic Development Corp. (Morgan State University) Series 2020 5.00%, 07/01/2050	$2,500	$2,570,678
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.25%, 06/30/2055	10,000	10,365,827

		18,013,480

Massachusetts – 3.5%
Massachusetts Development Finance Agency (Boston Medical Center Corp. Obligated Group) Series 2015-D 5.00%, 07/01/2044	7,415	7,730,546
Series 2016-E 5.00%, 07/01/2037	765	814,813
Series 2017-F 5.00%, 07/01/2030	1,475	1,609,570
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019-A 5.00%, 07/01/2036-07/01/2044	5,660	6,120,908
AGM Series 2020-C 4.00%, 10/01/2045	1,090	1,068,379
Massachusetts Development Finance Agency (WGBH Educational Foundation) Series 2017-A 4.00%, 01/01/2032	825	860,866

		18,205,082

Michigan – 9.7%
Center Line Public Schools Series 2018 5.00%, 05/01/2038	895	972,796
City of Detroit MI Series 2018 5.00%, 04/01/2026-04/01/2037	6,090	6,409,339
Series 2021-A 4.00%, 04/01/2040	1,050	965,514
5.00%, 04/01/2033-04/01/2050	7,150	7,440,854
Detroit City School District Series 2020-A 5.00%, 05/01/2036-05/01/2040	4,940	5,479,187
AGM Series 2005-A 5.25%, 05/01/2030	4,260	4,948,138

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Downriver Utility Wastewater Authority AGM Series 2018 5.00%, 04/01/2043	$1,515	$1,666,295
Ferris State University Series 2019-A 5.00%, 10/01/2024-10/01/2026	6,185	6,650,298
Flint Hospital Building Authority (Hurley Medical Center) Series 2020 4.00%, 07/01/2041	3,500	3,442,761
5.00%, 07/01/2031	2,405	2,662,560
Flint Public Library AGM Series 2020 3.00%, 05/01/2029-05/01/2030	2,260	2,249,878
Grand Rapids Public Schools AGM Series 2017 5.00%, 05/01/2027	200	221,399
AGM Series 2019 5.00%, 11/01/2040	1,800	2,008,399
Great Lakes Water Authority Water Supply System Revenue Series 2016-B 5.00%, 07/01/2046	1,225	1,313,174
Series 2016-C 5.00%, 07/01/2026	695	750,943
Series 2020-B 5.00%, 07/01/2045-07/01/2049	2,650	2,922,169

		50,103,704

Minnesota – 0.7%
City of Minneapolis MN (Hennepin Schools) Series 2021-A 4.00%, 07/01/2056	3,000	2,510,876
Housing & Redevelopment Authority of The City of St.Paul Minnesota (Metro Deaf School) Series 2018-A 5.00%, 06/15/2048(a)	1,000	1,007,111

		3,517,987

Missouri – 0.0%
St. Louis Community College District Series 2017 4.00%, 04/01/2035	200	208,591

20 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey – 4.7%
Essex County Improvement Authority (North Star Academy Charter School of Newark, Inc.) Series 2020 4.00%, 07/15/2040-07/15/2050(a)	$4,860	$4,342,037
New Jersey Economic Development Authority (Foundation Academy Charter School A NJ Nonprofit Corp.) Series 2018-A 5.00%, 07/01/2050	1,000	1,011,934
New Jersey Economic Development Authority (New Jersey Transit Corp.) Series 2020 4.00%, 11/01/2044	5,500	5,237,541
5.00%, 11/01/2044	6,925	7,264,795
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 07/15/2047	1,170	1,192,934
New Jersey Economic Development Authority (Seeing Eye, Inc. (The)) Series 2015 5.00%, 03/01/2025	3,205	3,417,186
New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018-C 5.00%, 06/15/2027-06/15/2042	1,645	1,754,279

		24,220,706

New York – 14.2%
Buffalo Sewer Authority BAM Series 2021 1.75%, 06/15/2049	2,000	1,702,244
Build NYC Resource Corp. (Academic Leadership Charter School) Series 2021 4.00%, 06/15/2031-06/15/2036	585	557,328
Build NYC Resource Corp. (Children’s Aid Society (The)) Series 2019 4.00%, 07/01/2044-07/01/2049	1,150	1,160,506
Build NYC Resource Corp. (Inwood Academy for Leadership Charter School) Series 2018-A 5.50%, 05/01/2048(a)	500	521,480

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Build NYC Resource Corp. (Metropolitan Lighthouse Charter School) Series 2017 5.00%, 06/01/2052(a)	$2,260	$2,297,370
Series 2017-A 5.00%, 06/01/2047(a)	725	738,630
City of Buffalo NY Series 2021-B 5.00%, 04/01/2026	2,025	2,210,302
Metropolitan Transportation Authority Series 2014-D 5.00%, 11/15/2039	4,000	4,142,223
Series 2017-C 5.00%, 11/15/2026-11/15/2033	7,875	8,456,812
Series 2018-B 5.00%, 11/15/2026	2,160	2,323,269
Series 2020-C 4.75%, 11/15/2045	14,035	14,505,143
Series 2020-E 4.00%, 11/15/2045	4,250	4,090,956
5.00%, 11/15/2030-11/15/2032	9,500	10,320,140
Series 2021-A 4.00%, 11/15/2042	7,500	7,272,389
Series 2021-D 0.511% (SOFR + 0.33%), 11/01/2035(b)	1,900	1,885,239
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) Series 2020 4.00%, 12/01/2046	6,945	6,518,812
Monroe County Industrial Development Corp./NY (True North Rochester Prep Charter School) Series 2020 5.00%, 06/01/2040(a)	1,265	1,302,115
New York City Health and Hospitals Corp. (New York City Health & Hospital Corp. Lease) Series 2021-A 5.00%, 02/15/2030	1,500	1,704,123
New York City Housing Development Corp. Series 2017-E 1.50%, 05/01/2022	230	230,000
New York State Dormitory Authority (Montefiore Obligated Group) Series 2018 5.00%, 08/01/2032-08/01/2034	1,125	1,176,725

22 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2020 4.00%, 09/01/2045	$500	$451,172

		73,566,978

North Carolina – 1.0%
North Carolina Central University Series 2019 4.00%, 04/01/2049	2,270	2,288,047
5.00%, 04/01/2044	2,500	2,696,045

		4,984,092

Ohio – 2.0%
American Municipal Power, Inc. Series 2019 5.00%, 02/15/2044	2,150	2,342,720
Cleveland-Cuyahoga County Port Authority (Cleveland Museum of Natural History (The)) Series 2021 4.00%, 07/01/2051	1,100	1,110,652
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	4,365	4,605,189
5.25%, 02/15/2047	1,500	1,596,201
County of Darke OH (Wayne Hospital Co. Obligated Group) Series 2019-A 5.00%, 09/01/2049	690	712,275

		10,367,037

Oklahoma – 1.1%
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.00%, 08/15/2033	2,000	2,052,758
5.50%, 08/15/2057	3,365	3,533,978

		5,586,736

Oregon – 0.2%
Tri-County Metropolitan Transportation District of Oregon Series 2017-A 5.00%, 10/01/2026	865	948,559
Series 2018-A 5.00%, 10/01/2029	250	279,871

		1,228,430

Pennsylvania – 8.1%
Capital Region Water Water Revenue Series 2018 5.00%, 07/15/2025-07/15/2026	1,510	1,628,636

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Philadelphia PA Water & Wastewater Revenue Series 2018-A 5.00%, 10/01/2048	$3,050	$3,320,150
Series 2019-B 5.00%, 11/01/2049	3,095	3,388,603
Series 2020-A 5.00%, 11/01/2045	5,000	5,518,840
Delaware County Authority (Elwyn Obligated Group) Series 2017 5.00%, 06/01/2037	825	828,636
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2032-07/01/2034	1,115	1,183,892
AGM Series 2022 4.00%, 07/01/2040	4,475	4,404,834
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2036-05/01/2038	4,010	4,422,484
AGM Series 2017 5.00%, 12/01/2035	200	219,569
Philadelphia Authority for Industrial Development (Russell Byers Charter School) Series 2020 5.00%, 05/01/2040	1,050	1,073,570
Pittsburgh Water & Sewer Authority AGM Series 2019-A 5.00%, 09/01/2044	2,000	2,227,470
AGM Series 2020-B 4.00%, 09/01/2045-09/01/2050	4,750	4,753,805
School District of the City of Erie (The) AGM Series 2019-A 5.00%, 04/01/2031	405	457,859
AGM Series 2019-C 5.00%, 04/01/2028-04/01/2029	2,850	3,174,452
Southeastern Pennsylvania Transportation Authority Series 2020 5.00%, 06/01/2029	3,120	3,470,175

24 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wilkes-Barre Area School District/PA BAM Series 2019 5.00%, 04/15/2059	$1,620	$1,770,813

		41,843,788

Rhode Island – 3.1%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020-A 5.00%, 09/15/2030-09/15/2031	8,000	8,920,697
Rhode Island Health and Educational Building Corp. (City of Providence RI) BAM Series 2021-D 4.00%, 05/15/2038-05/15/2041	6,790	6,992,399

		15,913,096

Texas – 1.1%
City of Mission TX BAM Series 2021 5.00%, 02/15/2028-02/15/2029	2,000	2,233,170
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2021-B 5.00%, 12/01/2047	2,000	2,228,317
El Paso County Hospital District Series 2017 5.00%, 08/15/2037	370	400,048
Newark Higher Education Finance Corp. (Austin Achieve Public Schools, Inc.) Series 2018 5.00%, 06/15/2048	735	736,345

		5,597,880

Utah – 0.7%
Ogden City School District Municipal Building Authority (Ogden City School District) Series 2018 5.00%, 01/15/2038	3,490	3,815,624

Washington – 0.7%
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2044	3,600	3,780,017

West Virginia – 1.5%
Morgantown Utility Board, Inc. BAM Series 2018-B 5.00%, 12/01/2043	2,555	2,824,142

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2016-A 4.00%, 06/01/2031	$2,800	$2,832,703
Series 2017-A 5.00%, 06/01/2047	1,775	1,916,467

		7,573,312

Wisconsin – 4.1%
City of Milwaukee WI Sewerage System Revenue Series 2021-S 5.00%, 06/01/2030-06/01/2031	2,000	2,319,099
Milwaukee Redevelopment Authority (Milwaukee Public Schools Lease) Series 2017 5.00%, 11/15/2025	200	215,600
Wisconsin Health & Educational Facilities Authority (Hmong American Peace Academy Ltd.) Series 2020 5.00%, 03/15/2050	1,175	1,198,996
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	4,430	4,489,118
Wisconsin Public Finance Authority (NC A&T Real Estate Foundation LLC) Series 2019 5.00%, 06/01/2044	4,450	4,690,950
Wisconsin Public Finance Authority (Scotland Health Care System Obligated Group) Series 2021-A 4.00%, 10/01/2047	8,255	8,073,223

		20,986,986

Total Municipal Obligations (cost $520,131,243)		483,970,397

CORPORATES - INVESTMENT GRADE – 2.5%
Industrial – 1.4%
Consumer Cyclical - Other – 0.6%
Conservation Fund A Nonprofit Corp. (The) Series 2019 3.474%, 12/15/2029	3,267	3,035,206

26 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
YMCA of Greater New York Series 2018 3.985%, 08/01/2022	$500	$500,785

Other Industrial – 0.5%
Howard University Series 2020 2.516%, 10/01/2025	1,000	943,100
1.991%, 10/01/2025	1,000	925,280
2.291%, 10/01/2026	1,000	915,770

		2,784,150

Services – 0.2%
Bush Foundation 2.754%, 10/01/2050	1,000	779,494

		7,099,635

Financial Institutions – 1.1%
Finance – 1.1%
BlueHub Loan Fund, Inc. Series 2020 3.099%, 01/01/2030	1,000	951,597
Low Income Investment Fund Series 2019 3.711%, 07/01/2029	5,000	4,866,149

		5,817,746

Total Corporates - Investment Grade (cost $13,767,000)		12,917,381

	Shares
SHORT-TERM INVESTMENTS – 3.9%
Investment Companies – 3.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.22%(d)(e)(f) (cost $20,057,240)	20,057,240	20,057,240

Total Investments – 100.0% (cost $553,955,483)		516,945,018
Other assets less liabilities – 0.0%		(13,576)

Net Assets – 100.0%		$516,931,442

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	3,750	01/15/2025	4.028%	CPI#	Maturity	$171,770	$	– 0	–	$171,770
USD	2,800	01/15/2027	CPI#	3.466%	Maturity	(161,456)		(7,198)		(154,258)
USD	19,100	01/15/2029	CPI#	3.735%	Maturity	(376,185)		– 0	–	(376,185)
USD	17,000	01/15/2030	2.650%	CPI#	Maturity	1,883,674		– 0	–	1,883,674
USD	7,500	01/15/2031	2.782%	CPI#	Maturity	738,259		– 0	–	738,259
USD	4,400	01/15/2031	2.989%	CPI#	Maturity	340,323		– 0	–	340,323
USD	5,570	01/15/2032	CPI#	3.064%	Maturity	(370,945)		– 0	–	(370,945)
USD	5,180	04/15/2032	CPI#	2.971%	Maturity	(381,992)		– 0	–	(381,992)

						$1,843,448		$(7,198)		$1,850,646

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	16,500	05/15/2026	0.903%	3 Month LIBOR	Semi-Annual/ Quarterly	$1,288,949	$	– 0	–	$1,288,949
USD	33,000	01/15/2027	1 Day SOFR	2.458%	Annual	(358,563)		– 0	–	(358,563)
USD	17,500	01/15/2027	1 Day SOFR	2.467%	Annual	(183,066)		– 0	–	(183,066)
USD	24,000	01/15/2028	1.087%	3 Month LIBOR	Semi-Annual/ Quarterly	2,355,196		– 0	–	2,355,196
USD	20,000	01/15/2028	1.027%	3 Month LIBOR	Semi-Annual/ Quarterly	2,029,951		– 0	–	2,029,951
USD	14,000	01/15/2028	1.061%	3 Month LIBOR	Semi-Annual/ Quarterly	1,393,704		– 0	–	1,393,704
USD	6,200	02/15/2041	1.630%	3 Month LIBOR	Semi-Annual/ Quarterly	1,179,405		– 0	–	1,179,405
USD	5,000	02/15/2041	1.760%	3 Month LIBOR	Semi-Annual/ Quarterly	854,895		– 0	–	854,895

						$8,560,471	$	– 0	–	$8,560,471

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2022, the aggregate market value of these securities amounted to $38,946,309 or 7.5% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2022.

(c)	When-Issued or delayed delivery security.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

28 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

As of April 30, 2022, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 15.5% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

COP – Certificate of Participation

CPI – Consumer Price Index

DOT – Department of Transportation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

MUNIPSA – SIFMA Municipal Swap Index

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 29

STATEMENT OF ASSETS & LIABILITIES

April 30, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $533,898,243)	$496,887,778
Affiliated issuers (cost $20,057,240)	20,057,240
Cash collateral due from broker	2,336,136
Interest receivable	6,690,272
Receivable for shares of beneficial interest sold	2,833,290
Receivable for variation margin on centrally cleared swaps	31,938
Receivable due from Adviser	1,784

Total assets	528,838,438

Liabilities
Due to custodian	2,512
Payable for investment securities purchased	10,505,766
Dividends payable	1,276,777
Payable for shares of beneficial interest redeemed	121,941

Total liabilities	11,906,996

Net Assets	$516,931,442

Composition of Net Assets
Shares of beneficial interest, at par	$530
Additional paid-in capital	552,183,619
Accumulated loss	(35,252,707)

Net Assets	$516,931,442

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 52,973,185 common shares outstanding)	$9.76

See notes to financial statements.

30 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

STATEMENT OF OPERATIONS

Year Ended April 30, 2022

Investment Income
Interest	$13,110,329
Dividends—Affiliated issuers	5,915
Other income(a)	8,340

Total investment income		$13,124,584

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(1,162,158)
Swaps		(6,537,609)
Net change in unrealized appreciation/depreciation of:
Investments		(61,780,001)
Swaps		10,411,117

Net loss on investment transactions		(59,068,651)

Net Decrease in Net Assets from Operations		$(45,944,067)

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 31

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2022		Year Ended April 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$13,124,584		$10,276,212
Net realized loss on investment transactions	(7,699,767)		(701,257)
Net change in unrealized appreciation/depreciation of investments	(51,368,884)		30,359,376
Contributions from Affiliates (see Note B)	– 0	–	830

Net increase (decrease) in net assets from operations	(45,944,067)		39,935,161
Distribution to Shareholders	(12,908,351)		(10,276,212)
Transactions in Shares of Beneficial Interest
Net increase	117,602,750		183,225,502

Total increase	58,750,332		212,884,451
Net Assets
Beginning of period	458,181,110		245,296,659

End of period	$516,931,442		$458,181,110

See notes to financial statements.

32 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS

April 30, 2022

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Impact Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 33

NOTES TO FINANCIAL STATEMENTS (continued)

between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

34 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 35

NOTES TO FINANCIAL STATEMENTS (continued)

widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$483,970,397		$	– 0	–	$483,970,397
Corporates – Investment Grade		– 0	–	12,917,381			– 0	–	12,917,381
Short-Term Investments		20,057,240		– 0	–		– 0	–	20,057,240

Total Investments in Securities		20,057,240		496,887,778			– 0	–	516,945,018
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	3,134,026			– 0	–	3,134,026	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	9,102,100			– 0	–	9,102,100	(b)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(1,290,578)			– 0	–	(1,290,578	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(541,629)			– 0	–	(541,629	)(b)

Total		$20,057,240		$507,291,697		$	– 0	–	$527,348,937

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

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NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2022, such reimbursement amounted to $8,340.

A summary of the Fund’s transactions in AB mutual funds for the year ended April 30, 2022 is as follows:

Fund	Market Value 4/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$20,193	$179,614	$179,750	$20,057	$6

During the year ended April 30, 2021, the Adviser reimbursed the Fund $830 for trading losses incurred due to a trade entry error.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$195,505,592		$65,148,067
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$553,955,483

Gross unrealized appreciation	$14,232,133
Gross unrealized depreciation	(40,666,702)

Net unrealized depreciation	$(26,434,569)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement

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NOTES TO FINANCIAL STATEMENTS (continued)

of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

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NOTES TO FINANCIAL STATEMENTS (continued)

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2022, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended April 30, 2022, the Fund held inflation (CPI) swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a

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NOTES TO FINANCIAL STATEMENTS (continued)

settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended April 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$12,236,126	*	Receivable/Payable for variation margin on centrally cleared swaps	$1,825,009	*

Total		$12,236,126			$1,825,009

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(6,537,609)	$10,411,117

Total		$(6,537,609)	$10,411,117

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2022:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$103,670,833
Centrally Cleared Inflation Swaps:
Average notional amount	$42,457,500

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2022	Year Ended April 30, 2021

Shares sold	17,035,551	19,750,896	$182,792,266	$210,006,439

Shares redeemed	(6,075,323)	(2,499,247)	(65,189,516)	(26,780,937)

Net increase	10,960,228	17,251,649	$117,602,750	$183,225,502

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

ESG Risk—Applying environmental, social and corporate governance (“ESG”) and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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NOTES TO FINANCIAL STATEMENTS (continued)

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

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NOTES TO FINANCIAL STATEMENTS (continued)

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the

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NOTES TO FINANCIAL STATEMENTS (continued)

party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the year ended April 30, 2022.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2022 and April 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$846,774	$485,107

Total taxable distributions	846,774	485,107
Tax exempt distributions	12,061,577	9,791,105

Total distributions paid	$12,908,351	$10,276,212

As of April 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$1,275,445
Accumulated capital and other losses	(8,816,806	)(a)
Unrealized appreciation/(depreciation)	(26,434,569	)(b)

Total accumulated earnings/(deficit)	$(33,975,930	)(c)

(a)	As of April 30, 2022, the Fund had a net capital loss carryforward of $8,816,806.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2022, the Fund had a net short-term capital loss carryforward of $8,715,816 and a net long-term capital loss carryforward of $100,990, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE H

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Year Ended April 30,	September 12, 2017(a) to April 30, 2018
2022	2021	2020	2019

Net asset value, beginning of period	$ 10.91	$ 9.91	$ 10.19	$ 9.79	$ 10.00

Income From Investment Operations

Net investment income(b)	.28	.31	.33	.33	.18

Net realized and unrealized gain (loss) on investment transactions	(1.16)	1.00	(.27)	.40	(.22)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.88)	1.31	.06	.73	(.04)

Less: Dividends

Dividends from net investment income	(.27)	(.31)	(.34)	(.33)	(.17)

Net asset value, end of period	$ 9.76	$ 10.91	$ 9.91	$ 10.19	$ 9.79

Total Return

Total investment return based on net asset value(d)	(8.23)%	13.32%	.40%	7.56%	(.44)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$516,931	$458,181	$245,297	$132,964	$37,341

Ratio to average net assets of:

Net investment income	2.59%	2.88%	3.18%	3.35%	2.89	%^

Portfolio turnover rate	13%	14%	2%	23%	8%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Impact Municipal Income Shares:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Impact Municipal Income Shares (the “Fund”) (one of the series constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from September 12, 2017 (commencement of operations) to April 30, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Corporate Shares) at April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from September 12, 2017 (commencement of operations) to April 30, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 24, 2022

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Matthew J. Norton(2), Vice President Marc Uy(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Impact Investment Team. Messrs. Norton and Uy are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 66 (2016)

Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.

		73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	73	None

*

The address for each of the Company’s independent Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Erzan is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Marc Uy 41	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Matthew J. Norton 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer — Municipal Bonds.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800) 227-4618, or visit, www.abfunds.com. for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Impact Municipal Income Shares (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1- and 3-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the

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Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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NOTES

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 67

NOTES

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AB IMPACT MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IMISH-0151-0422

APR    04.30.22

ANNUAL REPORT

AB MUNICIPAL INCOME SHARES

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL INCOME SHARES | 1

ANNUAL REPORT

June 7, 2022

This report provides management’s discussion of fund performance for AB Municipal Income Shares for the annual reporting period ended April 30, 2022. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF APRIL 30, 2022 (unaudited)

	6 Months	12 Months

AB MUNICIPAL INCOME SHARES	-9.26%	-7.52%

Bloomberg Municipal Bond Index	-7.90%	-7.88%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended April 30, 2022.

The Fund outperformed the benchmark for the 12-month period, but underperformed for the six-month period. The Fund is generally used to provide exposure to lower-rated municipal bonds and longer-duration bonds within separately managed account strategies. The Fund was overweight lower-rated (noninvestment-grade) bonds, relative to the benchmark, which is fully composed of investment-grade bonds. This overweight was beneficial over both periods. The Fund was overweight long-duration bonds, which detracted over both periods.

During both periods, the Fund’s holdings in below investment-grade bonds benefited performance. Security selection within the not-for-profit health-care sector contributed, while selection in multi-family housing detracted. Yield-curve positioning detracted overall, though underweights to the intermediate part of the curve contributed.

Additionally, the Fund’s inflation hedges in tax-efficient Consumer Price Index (“CPI”) swaps were additive to relative performance as the market priced in potentially higher inflation. Five-year inflation break-even rates increased 41 basis points (“b.p.”) during the six-month period and 73 b.p. during the 12-month period, and were marked at 3.30% at month-end.

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The Fund utilized derivatives for hedging purposes in the form of CPI swaps, which added to absolute performance for the 12-month period and had no material impact on the six-month period, as well as interest rate swaps, which detracted for the 12-month period but had no material impact for the six-month period, and credit default swaps, which had no material impact for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Yields rose toward the end of both the six- and 12-month periods ended April 30, 2022. During the 12-month period, the yield on a 10-Year AAA municipal bond rose to 2.72% from 0.99% and the yield on the 10-Year US Treasury rose to 2.89% from 1.65%. While demand for income remained strong during the first half of the 12-month reporting period, demand weakened during the first quarter of 2022 and into the second quarter, as investors pulled approximately $48 billion from the municipal market as of April 30, 2022.

In addition to broader fixed-income market volatility, these municipal market outflows contributed to municipal underperformance versus US Treasuries, with 10-Year AAA Muni/Treasury after-tax spreads widening 95 b.p. during the 12-month period and 67 b.p. during the six-month period. Credit spreads were relatively unchanged during the 12-month period, but widened modestly during the six-month period.

The Fund’s Senior Investment Management Team relies on an investment process that combines quantitative and fundamental research to build effective municipal bond portfolios.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2022, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 1.93% and 0.00%, respectively.

abfunds.com	AB MUNICIPAL INCOME SHARES | 3

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities that may be noninvestment grade or investment-grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on

abfunds.com	AB MUNICIPAL INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their

abfunds.com	AB MUNICIPAL INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

4/30/2012 TO 4/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Municipal Income Shares (from 4/30/2012 to 4/30/2022) as compared to the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2022 (unaudited)

NAV Returns

1 Year	-7.52%

5 Years	3.97%

10 Years	5.02%

AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2022 (unaudited)

NAV Returns

1 Year	-2.47%

5 Years	4.95%

10 Years	5.64%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.07% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$907.40	$0.38	0.08%
Hypothetical**	$1,000	$1,024.40	$0.40	0.08%

*

Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $7,305.7

1

All data are as of April 30, 2022. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

April 30, 2022

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 106.4%
Long-Term Municipal Bonds – 106.4%
Alabama – 1.5%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	$22,000	$22,358,433
County of Jefferson AL Sewer Revenue Series 2013-D 6.00%, 10/01/2042	11,645	12,768,204
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016 5.00%, 02/01/2036-02/01/2041	10,000	10,604,418
Series 2021 4.00%, 02/01/2041-02/01/2046	13,010	12,840,014
Jefferson County Board of Education/AL Series 2018 5.00%, 02/01/2039-02/01/2046	28,280	30,824,402
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018-A 4.00%, 04/01/2049	13,350	13,504,743
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019-A 5.25%, 05/01/2044(a)	7,735	7,616,009

		110,516,223

Alaska – 0.1%
State of Alaska International Airports System Series 2016-B 5.00%, 10/01/2033-10/01/2034	9,000	9,580,351

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015-A 6.625%, 09/01/2035	3,235	3,527,884
Series 2018 7.125%, 09/01/2038(a)	8,315	9,807,512

		13,335,396

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arizona – 2.1%
Arizona Industrial Development Authority (Arizona Industrial Development Authority) Series 2019-2 3.625%, 05/20/2033	$15,143	$14,881,448
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2021 4.00%, 11/01/2051(a)	11,325	10,314,253
Arizona Industrial Development Authority (Kipp New York, Inc. Jerome Facility) Series 2021-B 4.00%, 07/01/2051	1,000	860,643
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050(a)	18,270	20,150,336
Arizona Industrial Development Authority (North Carolina Central University Project) BAM Series 2019 5.00%, 06/01/2049-06/01/2054	4,285	4,617,778
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020-A 4.00%, 07/15/2030(a)	1,250	1,214,988
Arizona Industrial Development Authority (Provident Group – EMU Properties LLC) Series 2018 5.00%, 05/01/2051	1,100	964,267
Arizona Sports & Tourism Authority Series 2012-A 5.00%, 07/01/2029	3,670	3,687,176
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.442%, 07/01/2032(b)	5,000	4,320,484
2.542%, 07/01/2033(b)	5,000	4,282,247
2.642%, 07/01/2034(b)	6,795	5,783,629
2.742%, 07/01/2035(b)	10,000	8,432,565
2.842%, 07/01/2036(b)	13,000	10,858,736
City of Tempe AZ 2.321%, 07/01/2034(b)	10,500	8,531,278
2.421%, 07/01/2035(b)	10,325	8,322,101

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/2036	$1,000	$986,776
Glendale Industrial Development Authority (Royal Oaks Life Care Community) Series 2016 5.00%, 05/15/2039	2,700	2,777,401
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona Obligated Group) Series 2014 5.00%, 07/01/2044	3,875	3,917,983
Industrial Development Authority of the County of Pima (The) (Edkey, Inc. Obligated Group) Series 2020 5.00%, 07/01/2049-07/01/2055(a)	10,590	9,858,565
Maricopa County Industrial Development Authority (Benjamin Franklin Charter School Ltd.) Series 2018-A 6.00%, 07/01/2052(a)	19,500	21,210,286
Maricopa County Industrial Development Authority (Commercial Metals Co.) Series 2022 4.00%, 10/15/2047(a)	2,100	1,909,199
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/2032	4,805	5,245,178
Tempe Industrial Development Authority (Friendship Village of Tempe) Series 2019 5.00%, 12/01/2054	1,185	1,199,862
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017-A 6.125%, 10/01/2047(a)	1,065	1,065,636

		155,392,815

Arkansas – 0.2%
Arkansas Development Finance Authority (Baptist Memorial Health Care Obligated Group) Series 2020 5.00%, 09/01/2044	16,250	17,127,831

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California – 11.1%
Alameda Corridor Transportation Authority Series 2016-B 5.00%, 10/01/2034-10/01/2037	$26,130	$27,557,830
Anaheim Public Financing Authority Series 2014-A 5.00%, 05/01/2031 (Pre-refunded/ETM)	1,460	1,536,531
ARC70 II TRUST Series 2021 4.00%, 12/01/2059	7,860	6,997,139
Bay Area Toll Authority Series 2013-S 5.00%, 04/01/2027 (Pre-refunded/ETM)	1,000	1,027,774
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2056(a)	8,200	7,258,178
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(a)	39,600	34,748,014
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 3.00%, 08/01/2056(a)	8,200	5,783,911
4.00%, 08/01/2046(a)	7,675	6,112,492
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 04/01/2033-04/01/2034	8,210	8,674,951
California Educational Facilities Authority (Loma Linda University) Series 2017-A 5.00%, 04/01/2031-04/01/2042	2,000	2,161,295
California Enterprise Development Authority (Rocketship Education Obligated Group) Series 2022 4.00%, 06/01/2042(a)	5,000	4,517,978

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Health Facilities Financing Authority (Cedars-Sinai Medical Center Obligated Group) Series 2021 4.00%, 08/15/2040	$10,000	$10,020,191
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017-A 5.00%, 08/15/2037	1,700	1,848,369
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020-A 4.00%, 04/01/2044	12,500	12,138,592
California Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford Obligated Group) Series 2022-A 4.00%, 05/15/2051(c)	15,000	14,492,689
California Housing Finance Agency Series 2019-2 4.00%, 03/20/2033	14,796	15,197,695
Series 2021-1, Class A 3.50%, 11/20/2035	9,366	9,365,909
Series 2021-2 1.00%, 03/25/2035	23,000	1,376,787
California Infrastructure & Economic Development Bank (Equitable School Revolving Fund LLC Obligated Group) Series 2020-B 4.00%, 11/01/2045-11/01/2050	1,710	1,657,257
California Municipal Finance Authority (CHF-Riverside II LLC) Series 2019 5.00%, 05/15/2039-05/15/2040	3,030	3,226,076
California Municipal Finance Authority (Community Hospitals of Central California Obligated Group) Series 2021-A 4.00%, 02/01/2051	5,000	4,775,141
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012-A 6.625%, 01/01/2032(a)	960	960,057

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2014 5.00%, 01/01/2035	$1,085	$948,482
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 5.00%, 12/31/2043	3,625	3,789,643
California Municipal Finance Authority (Partnerships to Uplift Communities Lakeview Terrace and Los Angeles Project) Series 2012-A 5.30%, 08/01/2047	1,025	1,026,379
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/2045(a)	4,675	4,712,729
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) Series 2019 7.50%, 12/01/2040(a)	785	525,980
California Public Finance Authority (Enso Village) Series 2021 2.125%, 11/15/2027(a)	2,500	2,369,571
2.375%, 11/15/2028(a)	3,000	2,819,500
California School Finance Authority (Equitas Academy Obligated Group) Series 2018-A 5.00%, 06/01/2056(a)	8,850	8,932,552
California School Finance Authority (Partnerships to Uplift Communities Valley Project) Series 2014-A 6.40%, 08/01/2034(a)	3,000	3,124,043
California State University 2.719%, 11/01/2052(b)	5,000	3,901,804
Series 2021-B 2.374%, 11/01/2035(b)	10,000	8,038,393
California Statewide Communities Development Authority Series 2012-A 6.00%, 10/01/2047 (Pre-refunded/ETM)	250	254,525

18 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (CHF-Irvine LLC) BAM Series 2021 3.00%, 05/15/2051	$13,000	$10,103,999
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/2034	530	533,872
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016-A 5.00%, 12/01/2041(a)	6,160	6,395,583
5.25%, 12/01/2056(a)	12,590	13,046,787
Series 2018 5.25%, 12/01/2038-12/01/2048(a)	7,440	7,830,511
Series 2018-A 5.00%, 12/01/2033(a)	1,350	1,435,774
5.50%, 12/01/2058(a)	17,615	18,647,369
California Statewide Communities Development Authority (Moldaw Residences) Series 2014-A 5.25%, 11/01/2044(a)	1,200	1,166,068
5.375%, 11/01/2049(a)	1,000	979,606
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.25%, 07/01/2049(a)	1,125	1,013,897
City of Los Angeles Department of Airports 5.00%, 05/15/2036-05/15/2044(b)	25,415	27,405,871
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.50%, 09/01/2046	850	896,654
City of Vernon CA Electric System Revenue Series 2022-2 5.00%, 08/01/2039-08/01/2041(c)	1,220	1,297,459
CMFA Special Finance Agency Series 2022-A 4.00%, 08/01/2058(a)	15,000	12,221,863

abfunds.com	AB MUNICIPAL INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CMFA Special Finance Agency (CMFA Special Finance Agency Latitude33) Series 2021-A 3.00%, 12/01/2056(a)	$4,000	$2,734,690
CMFA Special Finance Agency (CMFA Special Finance Agency Solana at Grand) Series 2021-A 4.00%, 08/01/2056(a)	8,650	7,557,365
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 3.00%, 08/01/2056(a)	7,000	4,993,895
4.00%, 08/01/2047(a)	4,000	3,073,343
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.25%, 04/01/2057(a)	3,890	2,878,823
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.25%, 05/01/2057(a)	11,150	8,085,373
4.00%, 05/01/2057(a)	15,550	11,523,822
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2056(a)	14,000	12,282,046
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 4.00%, 10/01/2056(a)	15,200	12,542,993
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Crescent) Series 2022 4.30%, 07/01/2059(a)	11,400	9,818,879
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A2 3.125%, 08/01/2056(a)	3,025	2,189,523

20 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.25%, 07/01/2056(a)	$10,000	$7,363,311
4.00%, 07/01/2058(a)	6,000	4,459,151
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) Series 2021 4.00%, 09/01/2056(a)	5,000	4,399,949
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Park Crossing Apartments) Series 2021 3.25%, 12/01/2058(a)	12,700	8,901,976
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 3.00%, 12/01/2056(a)	6,500	4,612,331
4.00%, 12/01/2056(a)	2,400	1,798,114
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 4.00%, 05/01/2057(a)	5,400	4,008,302
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A2 4.00%, 07/01/2056(a)	25,950	22,362,716
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Waterscape Apartments) Series 2021-A 3.00%, 09/01/2056(a)	1,000	707,753
Golden State Tobacco Securitization Corp. 2.746%, 06/01/2034(b)	14,780	12,807,133
3.115%, 06/01/2038(b)	29,325	24,348,336
3.293%, 06/01/2042(b)	6,850	5,490,905
Series 2018-A 5.00%, 06/01/2047 (Pre-refunded/ETM)	59,495	59,667,945
5.25%, 06/01/2047 (Pre-refunded/ETM)	2,400	2,407,275

abfunds.com	AB MUNICIPAL INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021 3.85%, 06/01/2050	$22,000	$20,355,854
Hastings Campus Housing Finance Authority Series 2020-A 5.00%, 07/01/2061	28,625	29,591,861
Los Angeles County Public Works Financing Authority (County of Los Angeles CA Lease) Series 2022-G 5.00%, 12/01/2036-12/01/2039(c)	13,750	15,743,037
Los Angeles Department of Water & Power Water System Revenue Series 2021-C 5.00%, 07/01/2040	10,530	11,870,866
M-S-R Energy Authority (Citigroup, Inc.) Series 2009-B 6.50%, 11/01/2039	17,685	21,960,817
Oakland Unified School District/Alameda County Series 2015-A 5.00%, 08/01/2030	1,275	1,360,571
5.00%, 08/01/2034 (Pre-refunded/ETM)	1,440	1,557,106
5.00%, 08/01/2040 (Pre-refunded/ETM)	3,500	3,784,633
Palomar Health (Palomar Health Obligated Group) Series 2016 5.00%, 11/01/2039	3,990	4,265,993
Series 2017 5.00%, 11/01/2042	3,375	3,666,122
Riverside County Transportation Commission Series 2021 4.00%, 06/01/2040	3,875	3,799,965
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 0.92% (LIBOR 3 Month + 0.57%), 06/01/2039(d)	33,680	29,986,533
San Diego County Regional Airport Authority Series 2021-B 4.00%, 07/01/2046-07/01/2051	15,000	14,224,844

22 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

San Diego Unified School District/CA Series 2021-N 4.00%, 07/01/2046	$5,000	$4,991,073
San Francisco City & County Airport Comm 3.053%, 05/01/2034(b)	3,500	3,050,694
3.183%, 05/01/2035(b)	5,500	4,788,118
3.333%, 05/01/2037(b)	2,250	1,941,327
Series 2020-E 5.00%, 05/01/2038(b)	11,000	11,921,956
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013-A 5.00%, 08/01/2031	1,000	1,003,471
San Francisco Intl Airport Series 2020-E 5.00%, 05/01/2037(b)	8,525	9,254,694
Series 2022-A 5.00%, 05/01/2052	14,000	15,060,228
San Joaquin Hills Transportation Corridor Agency Series 2014-B 5.25%, 01/15/2044	1,000	1,044,056
Series 2021-A 4.00%, 01/15/2044	1,429	1,379,997
Southern California Logistics Airport Authority XLCA INS Series 2006 5.00%, 12/01/2036-12/01/2043	1,685	1,729,621
State of California Series 2021 4.00%, 10/01/2035-10/01/2036	19,375	20,078,878
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 Zero Coupon, 06/01/2060	5,050	787,573
Tobacco Securitization Authority of Southern California Series 2019 Zero Coupon, 06/01/2054	10,480	1,823,250
5.00%, 06/01/2039	1,555	1,662,865

		808,555,722

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado – 2.8%
Aurora Highlands Community Authority Board Series 2021-A 5.75%, 12/01/2051	$15,000	$13,805,632
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2037(a)	5,000	5,025,761
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	645	658,948
City & County of Denver CO. Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2031	7,180	7,741,038
Colorado Educational & Cultural Facilities Authority (Vega Collegiate Academy) Series 2021 5.00%, 02/01/2051-02/01/2061(a)	3,135	2,837,860
Colorado Health Facilities Authority (Aberdeen Ridge, Inc. Obligated Group) Series 2021-A 5.00%, 05/15/2049-05/15/2058	4,300	3,683,852
Series 2021-B 2.125%, 05/15/2028	1,500	1,398,802
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2037-08/01/2038	8,295	8,052,691
5.00%, 08/01/2044(b)	74,345	80,124,967
Colorado Health Facilities Authority (Frasier Meadows Manor, Inc. Obligated Group) Series 2023-2 4.00%, 05/15/2048(c)	2,100	1,760,806
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015-B 5.00%, 09/01/2030	1,150	1,224,821
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2049	7,050	7,588,982

24 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Copper Ridge Metropolitan District Series 2019 5.00%, 12/01/2039-12/01/2043	$3,660	$3,449,911
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) Series 2021 5.375%, 01/01/2041(a)	19,590	15,966,224
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	10,000	8,609,278
Longs Peak Metropolitan District Series 2021 5.25%, 12/01/2051(a)	5,000	4,235,488
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2040(a)	1,500	1,501,978
Pueblo Urban Renewal Authority Series 2021 4.75%, 12/01/2045(a)	8,010	7,471,207
Regional Transportation District (Denver Transit Partners LLC) Series 2020 4.00%, 07/15/2034-07/15/2035	2,180	2,153,855
5.00%, 01/15/2032	2,300	2,483,972
Regional Transportation District Sales Tax Revenue Series 2021 4.00%, 11/01/2039	15,000	15,727,848
Riverwalk Metropolitan District No. 2 Series 2022-A 5.00%, 12/01/2042-12/01/2052	5,500	4,999,846
STC Metropolitan District No. 2 Series 2019-A 5.00%, 12/01/2038-12/01/2049	1,940	1,932,672
Sterling Ranch Community Authority Board (Sterling Ranch Colorado Metropolitan District No. 2) Series 2020-A 4.25%, 12/01/2050	2,250	1,933,360
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017-A 5.00%, 12/01/2038-12/01/2047	2,000	2,034,734
Vauxmont Metropolitan District AGM Series 2019 3.25%, 12/15/2050	772	672,941

abfunds.com	AB MUNICIPAL INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

AGM Series 2020 5.00%, 12/01/2033-12/01/2050	$805	$901,788

		207,979,262

Connecticut – 2.1%
City of New Haven CT AGM Series 2019-A 5.00%, 08/01/2039	1,650	1,827,097
Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group) Series 2020-A 4.00%, 07/01/2036-07/01/2038	3,850	3,849,135
Connecticut State Health & Educational Facilities Authority (Quinnipiac University) Series 2015-L 5.00%, 07/01/2045	5,750	5,999,967
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, Inc.) Series 2017-I1 5.00%, 07/01/2035-07/01/2037	2,095	2,253,823
Connecticut State Health & Educational Facilities Authority (Seabury Retirement Community) Series 2016-A 5.00%, 09/01/2046-09/01/2053(a)	2,475	2,494,199
Connecticut State Health & Educational Facilities Authority (University of Hartford (The)) Series 2019 4.00%, 07/01/2044-07/01/2049	18,035	16,353,217
5.00%, 07/01/2033-07/01/2034	765	806,280
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018 5.00%, 07/01/2034	1,000	1,051,273
Series 2018-K1 5.00%, 07/01/2028-07/01/2038	7,090	7,443,797
State of Connecticut Series 2013-E 5.00%, 08/15/2031(b)	1,000	1,031,518
Series 2015-F 5.00%, 11/15/2032	2,875	3,074,183
Series 2016-A 5.00%, 03/15/2032	8,165	8,764,234

26 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016-E 5.00%, 10/15/2028-10/15/2034(b)	$12,845	$13,970,970
Series 2016-F 5.00%, 10/15/2031(b)	10,205	11,064,218
Series 2017-A 5.00%, 04/15/2029-04/15/2034(b)	27,825	30,389,793
Series 2018-A 5.00%, 04/15/2034-04/15/2037	7,930	8,738,700
Series 2018-C 5.00%, 06/15/2031-06/15/2038	7,490	8,290,156
Series 2018-E 5.00%, 09/15/2037	1,035	1,142,706
Series 2020-A 5.00%, 01/15/2040	8,300	9,202,613
Series 2020-C 4.00%, 06/01/2035-06/01/2038	3,775	3,904,688
State of Connecticut Special Tax Revenue Series 2012-A 5.00%, 01/01/2031	5,000	5,082,983
Series 2020 5.00%, 05/01/2038-05/01/2040	4,530	5,051,158

		151,786,708

Delaware – 0.2%
Delaware River & Bay Authority Series 2021 4.00%, 01/01/2042	550	567,710
Series 2022 5.00%, 01/01/2027-01/01/2041(c)	6,085	6,701,459
Delaware State Economic Development Authority Series 2014 5.00%, 09/01/2044 (Pre-refunded/ETM)	1,125	1,186,860
5.00%, 09/01/2049 (Pre-refunded/ETM)	1,315	1,387,308
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2020 5.00%, 09/01/2050	1,125	1,160,818

		11,004,155

District of Columbia – 0.6%
District of Columbia Series 2012 5.00%, 06/01/2042 (Pre-refunded/ETM)	1,420	1,444,992

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia (Friendship Public Charter School, Inc.) Series 2016-A 5.00%, 06/01/2041-06/01/2046	$1,900	$1,935,692
District of Columbia (KIPP DC Obligated Group) Series 2017-A 5.00%, 07/01/2042-07/01/2048	8,580	8,818,147
Series 2017-B 5.00%, 07/01/2037	1,465	1,521,867
District of Columbia (Rocketship DC Obligated Group) Series 2021 5.00%, 06/01/2051-06/01/2061(a)	2,000	2,032,576
District of Columbia Tobacco Settlement Financing Corp. Series 2006 Zero Coupon, 06/15/2055	182,000	13,272,874
Metropolitan Washington Airports Authority Aviation Revenue Series 2018-A 5.00%, 10/01/2048	7,400	7,837,001
Series 2020-A 4.00%, 10/01/2035-10/01/2039	3,750	3,753,359

		40,616,508

Florida – 6.7%
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida, Inc.) Series 2012-A 8.00%, 10/01/2046	435	454,712
Alachua County Health Facilities Authority (Shands Teaching Hospital & Clinics Obligated Group) Series 2014-A 5.00%, 12/01/2044	1,000	1,035,425
Align Affordable Housing Bond Fund LP (SHI – Lake Worth LLC) Series 2021 3.25%, 12/01/2051(a)	26,000	18,883,922
Bexley Community Development District Series 2016 4.875%, 05/01/2047	985	986,590
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 5.875%, 07/01/2040(a)	1,400	1,402,865
6.00%, 07/01/2045-07/01/2050(a)	4,110	4,114,838

28 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2026-10/01/2033	$5,700	$6,063,605
Capital Trust Agency, Inc. (Aviva Senior Life) Series 2017 5.00%, 07/01/2046(a)	1,300	1,150,255
Capital Trust Agency, Inc. (Educational Growth Fund LLC) Series 2021 5.00%, 07/01/2056(a)	6,650	6,727,453
Capital Trust Agency, Inc. (Team Success A School of Excellence, Inc.) Series 2020 5.00%, 06/01/2045-06/01/2055(a)	3,865	3,522,023
Series 2022 5.50%, 06/01/2057(a)	3,000	2,724,615
City of Jacksonville FL (Genesis Health, Inc. Obligated Group) Series 2020 4.00%, 11/01/2039-11/01/2045	11,325	11,186,063
5.00%, 11/01/2050	8,230	8,882,339
City of Lakeland FL (Florida Southern College) Series 2012-A 5.00%, 09/01/2037-09/01/2042	2,350	2,361,662
City of Lakeland FL (Lakeland Regional Health Systems Obligated Group) Series 2015 5.00%, 11/15/2040	5,610	5,833,579
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2037-08/15/2047(b)	14,530	15,584,738
City of Tallahassee FL (Tallahassee Memorial HealthCare, Inc.) Series 2015-A 5.00%, 12/01/2044	1,200	1,268,472
Series 2016 5.00%, 12/01/2055	3,535	3,732,460

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2036-09/01/2049	$6,580	$2,725,914
County of Broward FL Airport System Revenue Series 2019-A 4.00%, 10/01/2044	12,170	11,796,071
5.00%, 10/01/2038-10/01/2044	6,095	6,513,476
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2017 5.00%, 10/01/2042-10/01/2047	7,880	8,290,066
County of Lake FL (Waterman Communities, Inc.) Series 2020 5.75%, 08/15/2050-08/15/2055	8,905	8,698,179
County of Miami-Dade FL Aviation Revenue Series 2014-A 5.00%, 10/01/2033(b)	10,000	10,319,167
Series 2015-A 5.00%, 10/01/2031	1,100	1,151,949
Series 2017-B 5.00%, 10/01/2040	9,025	9,476,412
County of Miami-Dade Seaport Department Series 2021-B 4.00%, 01/10/2046-01/10/2050	20,000	19,438,537
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2035-10/01/2039	6,045	3,052,208
County of Palm Beach FL (Provident Group-PBAU Properties LLC) Series 2019 5.00%, 04/01/2039-04/01/2051(a)	4,030	4,029,453
Florida Development Finance Corp. Series 2022-A 5.00%, 06/15/2047	2,310	2,356,785
Florida Development Finance Corp. (Brightline Trains Florida LLC) Series 2020 7.375%, 01/01/2049(a)	4,000	4,089,564

30 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Development Finance Corp. (Mater Academy, Inc.) Series 2020-A 5.00%, 06/15/2040-06/15/2055	$8,150	$8,305,228
Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) Series 2020 5.25%, 06/01/2050-06/01/2055(a)	10,500	10,691,612
Florida Development Finance Corp. (River City Education Obligated Group) Series 2022 5.00%, 07/01/2042-02/01/2057	1,405	1,421,125
5.00%, 07/01/2042-07/01/2057(c)	1,790	1,680,420
Florida Higher Educational Facilities Financial Authority (Florida Institute of Technology, Inc.) Series 2019 4.00%, 10/01/2037	1,000	942,608
Florida Higher Educational Facilities Financial Authority (Ringling College of Art and Design, Inc.) Series 2019 5.00%, 03/01/2044-03/01/2049	9,490	10,041,884
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	2,700	2,473,478
Florida State Board of Education (State of Florida) Series 2022-A 5.00%, 06/01/2032-06/01/2033	27,465	32,793,279
Greater Orlando Aviation Authority 5.00%, 10/01/2034-10/01/2044(b)	15,000	16,130,186
Series 2017-A 5.00%, 10/01/2031-10/01/2036(b)	15,500	16,485,883
Series 2019-A 5.00%, 10/01/2036-10/01/2054(b)	13,500	14,433,473
Series 2022-A 4.00%, 10/01/2052	15,000	14,387,209
Highlands County Health Facilities Authority (Trousdale Foundation Obligated Group) Series 2018 6.00%, 04/01/2038(e)(f)	1,530	719,100
6.25%, 04/01/2049(e)(f)	1,820	855,400

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Lakewood Ranch Stewardship District Series 2018 5.30%, 05/01/2039	$1,000	$1,030,605
5.45%, 05/01/2048	1,525	1,565,155
Lee County Industrial Development Authority/FL (Cypress Cove at Healthpark Florida Obligated Group) Series 2022 5.25%, 10/01/2052-10/01/2057	5,000	4,942,019
Manatee County School District (Manatee County School District Sales Tax) AGM Series 2017 5.00%, 10/01/2030	2,700	2,982,319
Marshall Creek Community Development District (Marshall Creek Community Development District 2015A) Series 2015-A 5.00%, 05/01/2032	1,395	1,404,423
Miami Beach Health Facilities Authority Series 2012 5.00%, 11/15/2029 (Pre-refunded/ETM)	2,885	2,936,999
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2014 5.00%, 11/15/2039	2,000	2,080,471
Miami-Dade County Expressway Authority Series 2014-A 5.00%, 07/01/2034	4,000	4,177,302
Mid-Bay Bridge Authority Series 2015-A 5.00%, 10/01/2028-10/01/2040	3,600	3,772,029
Series 2015-C 5.00%, 10/01/2035-10/01/2040	2,750	2,856,311
North Broward Hospital District Series 2017-B 5.00%, 01/01/2037-01/01/2048	21,590	23,005,961
Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2022 4.00%, 10/01/2052	20,000	19,182,946

32 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2042(c)	$5,750	$5,228,641
Palm Beach County Educational Facilities Authority (Palm Beach Atlantic University Obligated Group) Series 2021 4.00%, 10/01/2041-10/01/2051	5,360	4,917,343
Palm Beach County Health Facilities Authority (ACTS Retirement-Life Communities, Inc. Obligated Group) Series 2020-B 5.00%, 11/15/2042	1,000	1,090,575
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 2.625%, 06/01/2025	2,045	1,981,569
5.00%, 06/01/2055	2,880	2,925,110
Series 2022 4.25%, 06/01/2056	2,700	2,447,748
Pinellas County Industrial Development Authority Series 2019 5.00%, 07/01/2039	1,955	2,006,933
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(a)	4,000	4,252,200
St. Johns County Industrial Development Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2020 4.00%, 08/01/2055	5,300	5,414,366
Tampa Florida Hospitals 5.00%, 07/01/2050(b)	18,325	19,713,839
Town of Davie FL Series 2013-A 5.625%, 04/01/2043 (Pre-refunded/ETM)	3,765	3,886,547

abfunds.com	AB MUNICIPAL INCOME SHARES | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Town of Davie FL (Nova Southeastern University, Inc.) Series 2018 5.00%, 04/01/2048	$24,650	$26,652,290
Village Community Development District No. 13 Series 2019 3.00%, 05/01/2029	970	917,815
3.375%, 05/01/2034	1,455	1,331,489
3.55%, 05/01/2039	2,535	2,261,575
3.70%, 05/01/2050	9,680	8,274,317
Series 2020 3.50%, 05/01/2051(a)	4,955	4,099,124
Volusia County School Board (Volusia County School Board COP) Series 2014-B 5.00%, 08/01/2031	1,625	1,705,281

		488,257,584

Georgia – 1.5%
Cedartown Polk County Hospital Authority Series 2016 5.00%, 07/01/2039 (Pre-refunded/ETM)	4,000	4,376,146
City of Atlanta GA Department of Aviation Series 2014-A 5.00%, 01/01/2033	1,820	1,883,169
Series 2021-C 4.00%, 07/01/2040	2,305	2,283,405
Clarke County Hospital Authority (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 07/01/2031	2,500	2,683,986
Development Authority for Fulton County (Piedmont Healthcare, Inc. Obligated Group) Series 2016-A 5.00%, 07/01/2032	2,000	2,143,150
Development Authority of Gwinnett County (Board of Regents of the University System of Georgia Lease) Series 2017-A 5.00%, 07/01/2032-07/01/2037(b)	10,855	11,869,440
Fayette County Hospital Authority/GA (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 07/01/2034-07/01/2036	10,710	11,431,916

34 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

George L Smith II Congress Center Authority (Signia Hotel Management LLC) Series 2021 4.00%, 01/01/2054	$1,485	$1,334,817
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System Obligated Group) Series 2017 5.00%, 08/01/2043-08/01/2047	12,680	13,440,915
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(a)	15,500	15,454,484
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-A 4.00%, 04/01/2048	12,175	12,375,275
Series 2018-C 4.00%, 08/01/2048	12,245	12,470,437
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2038-01/01/2059	16,960	18,032,939
Private Colleges & Universities Authority (Corp. of Mercer University (The)) Series 2021 4.00%, 10/01/2050	2,700	2,608,315

		112,388,394

Guam – 0.7%
Guam Government Waterworks Authority Series 2020-A 5.00%, 01/01/2050	3,925	4,236,707
Guam Power Authority Series 2022-A 5.00%, 10/01/2043(c)	3,300	3,457,228
Territory of Guam Series 2019 5.00%, 11/15/2031	2,015	2,076,210
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029-12/01/2032	9,015	9,627,841

abfunds.com	AB MUNICIPAL INCOME SHARES | 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2032-11/15/2035	$25,505	$26,837,574
Series 2021-F 4.00%, 01/01/2036	4,050	3,786,982

		50,022,542

Hawaii – 0.1%
City & County of Honolulu HI Series 2022-A 5.00%, 11/01/2027-11/01/2028(c)	6,500	7,208,651

Idaho – 0.0%
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010-A 7.00%, 02/01/2036	200	200,382

Illinois – 9.5%
Chicago Board of Education Series 2012-A 5.00%, 12/01/2042	5,630	5,692,592
Series 2015-C 5.25%, 12/01/2035-12/01/2039	10,315	10,682,604
Series 2015-E 5.125%, 12/01/2032	1,000	1,035,447
Series 2016-A 7.00%, 12/01/2044	1,400	1,542,087
Series 2016-B 6.50%, 12/01/2046	1,900	2,099,655
Series 2017-G 5.00%, 12/01/2034	4,150	4,353,811
Series 2017-H 5.00%, 12/01/2036-12/01/2046	5,795	6,006,286
Series 2018-A 5.00%, 12/01/2026-12/01/2028	17,705	18,857,290
Series 2019-A 5.00%, 12/01/2029-12/01/2030	6,070	6,462,129
Series 2019-B 5.00%, 12/01/2030-12/01/2033	3,100	3,282,468
Series 2021-A 5.00%, 12/01/2036-12/01/2040	7,490	7,830,431
Series 2022-A 5.00%, 12/01/2043	7,965	8,284,409
Series 2022-B 4.00%, 12/01/2040-12/01/2041	34,800	31,580,441

36 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Chicago O’Hare International Airport Series 2015-C 5.00%, 01/01/2034	$1,665	$1,721,006
Series 2016-B 5.00%, 01/01/2034(b)	5,000	5,324,431
Series 2016-C 5.00%, 01/01/2035-01/01/2038(b)	9,250	9,809,332
Series 2017-B 5.00%, 01/01/2035-01/01/2037(b)	33,445	35,875,124
Series 2018-B 5.00%, 01/01/2053	6,000	6,372,690
Chicago O’Hare International Airport (TrIPs Obligated Group) Series 2018 5.00%, 07/01/2033-07/01/2048	7,145	7,462,717
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2020-A 4.00%, 12/01/2050(b)	12,340	12,162,203
Chicago Transit Authority Sales Tax Receipts Fund Series 2020-A 5.00%, 12/01/2045-12/01/2055(b)	11,000	11,773,049
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/2052	1,050	688,640
Illinois Finance Authority Series 2015 5.25%, 05/15/2050 (Pre-refunded/ETM)	2,000	2,150,651
Illinois Finance Authority (Acero Charter Schools, Inc. Obligated Group) Series 2021 4.00%, 10/01/2042(a)	1,250	1,107,865
Illinois Finance Authority (Ascension Health Credit Group) Series 2016-C 5.00%, 02/15/2041	2,835	3,034,270
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 4.00%, 09/01/2035-09/01/2041	4,280	4,101,820
5.00%, 09/01/2036-09/01/2040	3,495	3,679,053

abfunds.com	AB MUNICIPAL INCOME SHARES | 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2021 5.125%, 05/15/2060	$3,515	$2,907,910
Illinois Finance Authority (Rosalind Franklin University of Medicine and Science) Series 2017-A 5.00%, 08/01/2042-08/01/2047	3,000	3,139,370
Series 2017-C 5.00%, 08/01/2046	1,000	1,045,319
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015-C 5.00%, 08/15/2035	4,750	5,015,602
Illinois Finance Authority (State of Illinois Water Revolving Fund – Clean Water Program) Series 2020 5.00%, 07/01/2036	13,015	14,611,797
Illinois Finance Authority (Washington and Jane Smith Home (The)) Series 2022 4.00%, 10/15/2044	10,890	9,673,061
Illinois State Toll Highway Authority Series 2015-A 5.00%, 01/01/2031-01/01/2032	3,125	3,336,229
Series 2015-B 5.00%, 01/01/2036	2,850	3,050,530
Series 2016-A 5.00%, 12/01/2032	7,000	7,515,184
Series 2016-B 5.00%, 01/01/2041	3,450	3,694,152
Series 2020-A 5.00%, 01/01/2045	10,000	11,038,941
Series 2021-A 4.00%, 01/01/2046	19,700	19,575,857
Metropolitan Pier & Exposition Authority Series 2012 Zero Coupon, 12/15/2041-12/15/2051	20,785	5,738,784
Series 2015-B 5.00%, 12/15/2045	13,300	13,695,707
Series 2017-B Zero Coupon, 12/15/2054	9,850	1,683,565

38 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2020 4.00%, 06/15/2050	$2,525	$2,317,118
5.00%, 06/15/2050	47,895	49,686,129
State of Illinois Series 2010 7.35%, 07/01/2035	12,865	14,362,464
Series 2012 5.00%, 08/01/2025	1,300	1,311,701
Series 2014 5.00%, 05/01/2023-05/01/2031	14,800	15,177,658
Series 2016 5.00%, 02/01/2024-11/01/2035	40,840	43,257,571
Series 2017-A 5.00%, 12/01/2025-12/01/2034	14,795	15,769,109
Series 2017-C 5.00%, 11/01/2029	29,335	31,321,337
Series 2017-D 5.00%, 11/01/2024-11/01/2028	73,540	78,452,737
Series 2018-A 5.00%, 10/01/2027-05/01/2030	24,750	26,682,900
Series 2018-B 5.00%, 10/01/2026	5,000	5,354,621
Series 2019-B 4.00%, 11/01/2033-11/01/2037	42,795	41,243,214
5.00%, 11/01/2030	8,225	8,907,761
Series 2020 5.50%, 05/01/2030	2,750	3,066,605
5.75%, 05/01/2045	2,500	2,741,407
Series 2020-B 5.00%, 10/01/2030-10/01/2031	4,100	4,458,125
Series 2021-A 5.00%, 03/01/2035-03/01/2046	18,700	19,744,569
Village of Antioch IL Special Service Areas No. 1 & 2 Series 2016-A 4.50%, 03/01/2033	3,376	3,184,332
Series 2016-B 7.00%, 03/01/2033	1,554	1,482,494
Village of Pingree Grove IL Special Service Area No. 7 Series 2015 4.50%, 03/01/2025	482	485,084
5.00%, 03/01/2036	2,957	2,930,599
Series 2015-B 6.00%, 03/01/2036	857	868,898

		691,500,942

abfunds.com	AB MUNICIPAL INCOME SHARES | 39

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana – 1.4%
Indiana Finance Authority Series 2013-A 5.00%, 07/01/2040 (Pre-refunded/ETM)	$2,400	$2,466,549
5.00%, 07/01/2044 (Pre-refunded/ETM)	6,070	6,238,314
5.00%, 07/01/2048 (Pre-refunded/ETM)	2,500	2,569,322
5.00%, 09/01/2029-09/01/2032	7,570	7,720,965
5.25%, 09/01/2044-09/01/2057	12,010	11,882,987
Indiana Finance Authority (Baptist Healthcare System Obligated Group) Series 2017 5.00%, 08/15/2051	3,905	4,208,658
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039(a)	28,795	21,375,603
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 4.00%, 04/01/2037-04/01/2042	8,955	8,566,786
Indiana Finance Authority (Greencroft Goshen Obligated Group) Series 2023-2 4.00%, 11/15/2024-11/15/2037(c)	5,690	5,358,056
Indiana Finance Authority (Indiana Finance Authority State Revolving Fund) Series 2021-B 4.00%, 02/01/2039-02/01/2040	10,000	10,623,653
Indiana Finance Authority (Marquette Manor) Series 2015-A 5.00%, 03/01/2030	1,000	1,032,648
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2020 3.00%, 11/01/2030	11,725	10,509,529
Series 2020-A 3.00%, 11/01/2030	7,290	6,534,283
Series 2021-B 2.50%, 11/01/2030	5,065	4,365,904

		103,453,257

40 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Iowa – 1.5%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2018-B 5.25%, 12/01/2050	$6,405	$6,818,410
Series 2022 5.00%, 12/01/2050(c)	47,900	49,082,617
Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018-A 5.00%, 05/15/2043-05/15/2048	14,405	14,467,601
Iowa Finance Authority (Wesley Retirement Services, Inc. Obligated Group) Series 2021 4.00%, 12/01/2031-12/01/2051	28,285	25,462,293
Iowa Higher Education Loan Authority (Simpson College) Series 2020 5.50%, 11/01/2051	7,160	7,057,190
Iowa Tobacco Settlement Authority Series 2021-A 4.00%, 06/01/2049	4,000	3,676,889

		106,565,000

Kansas – 0.3%
Kansas Development Finance Authority (State of Kansas Department of Administration Lease) BAM Series 2021-K 2.39%, 05/01/2036	8,000	6,294,933
Overland Park Development Corp. (City of Overland Park KS) Series 2019 5.00%, 03/01/2035-03/01/2049	13,035	12,778,818
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2018 4.50%, 06/01/2040	1,575	1,422,744

		20,496,495

abfunds.com	AB MUNICIPAL INCOME SHARES | 41

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky – 1.9%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 4.00%, 02/01/2035	$930	$933,542
City of Henderson KY (Pratt Paper LLC) Series 2022 4.45%, 01/01/2042(a)	9,000	8,679,219
County of Trimble KY (Louisville Gas and Electric Co.) Series 2020 1.30%, 09/01/2044	8,500	7,152,146
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2034-08/15/2046(b)	15,780	17,169,720
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2038-08/01/2039	2,135	2,066,638
5.00%, 08/01/2044-08/01/2049(b)	13,765	14,782,805
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/2042	1,685	1,521,126
5.50%, 11/15/2045	1,000	901,357
Series 2016-A 5.00%, 05/15/2046-05/15/2051	3,100	2,861,166
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2015 5.25%, 06/01/2050	21,590	22,582,712
Series 2017-A 5.00%, 06/01/2031-06/01/2045	21,375	22,853,871
5.25%, 06/01/2041	6,750	7,310,020
Series 2017-B 5.00%, 06/01/2040	5,000	5,342,852

42 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.50%, 11/15/2035	$2,265	$2,086,063
5.75%, 11/15/2045	3,350	3,019,426
Kentucky Public Energy Authority (Morgan Stanley) Series 2022-A 4.00%, 08/01/2052(b)	10,000	10,182,452
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/2033	8,205	8,908,551
Series 2020 5.00%, 10/01/2047	1,965	2,196,294
Series 2020-A 5.00%, 10/01/2038	965	1,077,046

		141,627,006

Louisiana – 1.2%
Jefferson Sales Tax District AGM Series 2017-B 5.00%, 12/01/2034-12/01/2036	3,400	3,763,832
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015-A 6.00%, 11/15/2035	2,100	2,138,640
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2034-10/01/2044(b)	27,600	30,082,425
Louisiana Public Facilities Authority Series 2016 5.00%, 05/15/2047 (Pre-refunded/ETM)	10	10,877
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013-B 10.50%, 07/01/2039(f)(g)	2,750	27
Series 2014-A 7.50%, 07/01/2023(f)(g)	1,250	12

abfunds.com	AB MUNICIPAL INCOME SHARES | 43

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary Revenue) Series 2019 5.00%, 07/01/2059	$10,270	$10,916,625
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Lease) Series 2017 5.00%, 07/01/2042-07/01/2057	17,565	18,474,953
New Orleans Aviation Board Series 2017-B 5.00%, 01/01/2043	1,000	1,041,851
Parish of St. James LA (NuStar Logistics LP) Series 2020-2 6.35%, 07/01/2040-10/01/2040(a)	7,375	8,391,841
Parish of St. John the Baptist LA (Marathon Oil Corp.) Series 2019 2.00%, 06/01/2037	4,855	4,797,892
2.10%, 06/01/2037	2,465	2,392,721
2.20%, 06/01/2037	3,700	3,472,680
Port New Orleans Board of Commissioners Series 2013-B 5.00%, 04/01/2029 (Pre-refunded/ETM)	540	552,426
5.00%, 04/01/2031 (Pre-refunded/ETM)	1,000	1,023,011

		87,059,813

Maine – 0.2%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 01/01/2025(a)	4,630	4,851,972
Series 2018-R2 4.375%, 08/01/2035(a)	1,700	1,753,073
Maine Health & Higher Educational Facilities Authority (Maine Medical Center) Series 2018-A 5.00%, 07/01/2043-07/01/2048	9,620	10,516,309

		17,121,354

44 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland – 2.7%
City of Baltimore MD (East Baltimore Research Park Project) Series 2017-A 5.00%, 09/01/2038	$1,000	$1,028,160
City of Baltimore MD (Harbor Point Special Taxing District) Series 2019 3.625%, 06/01/2046(a)	1,750	1,482,716
Series 2019-B 3.875%, 06/01/2046(a)	300	257,178
County of Frederick MD (County of Frederick MD Urbana Community Development Authority) Series 2020-C 4.00%, 07/01/2050	2,615	2,448,417
Maryland Economic Development Corp. Series 2020 4.00%, 09/01/2040-09/01/2050	4,750	4,282,276
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.00%, 12/31/2036-12/31/2038	12,140	12,736,326
5.25%, 06/30/2047-06/30/2055	45,125	47,066,770
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 07/01/2031	3,245	3,453,280
Maryland Health & Higher Educational Facilities Authority (TidalHealth Obligated Group) Series 2020 4.00%, 07/01/2036-07/01/2040	9,880	9,961,553
5.00%, 07/01/2046	22,040	24,300,343
Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group) Series 2020-B 4.00%, 04/15/2036-04/15/2040(b)	16,530	16,645,023
Maryland Stadium Authority (Baltimore City Public School Construction Financing Fund) Series 2020 5.00%, 05/01/2050	29,840	33,717,672

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland State Transportation Authority Series 2020 4.00%, 07/01/2045	$13,205	$13,265,842
State of Maryland Department of Transportation Series 2022-2 5.00%, 12/01/2024-12/01/2029(c)	10,875	11,791,661
5.00%, 12/01/2024-12/01/2028	12,405	13,721,402

		196,158,619

Massachusetts – 1.1%
Commonwealth of Massachusetts Series 2022-B 4.00%, 02/01/2044	10,000	9,980,783
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2021-2 5.00%, 02/01/2039-02/01/2040	22,800	25,946,174
Massachusetts Development Finance Agency Series 2012-A 5.25%, 07/01/2042 (Pre-refunded/ETM)	5,000	5,031,807
Massachusetts Development Finance Agency (Emerson College) Series 2016-A 5.00%, 01/01/2047	2,220	2,328,767
Series 2017-A 5.00%, 01/01/2040	670	713,976
Massachusetts Development Finance Agency (Emmanuel College/MA) Series 2016-A 5.00%, 10/01/2043	1,760	1,863,633
Massachusetts Development Finance Agency (Lasell University) Series 2021 4.00%, 07/01/2027-07/01/2029	915	910,640
Massachusetts Development Finance Agency (Salem Community Corp. Obligated Group) Series 2022 5.25%, 01/01/2050(c)	2,680	2,693,915

46 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Simmons University) Series 2018-L 5.00%, 10/01/2034-10/01/2035	$2,360	$2,555,622
Massachusetts Development Finance Agency (South Shore Hospital, Inc. Obligated Group) Series 2016-I 5.00%, 07/01/2031-07/01/2041	3,850	4,058,166
Massachusetts Development Finance Agency (Springfield College) Series 2021 4.00%, 06/01/2056	4,000	3,698,769
5.00%, 06/01/2026-06/01/2028	2,715	2,910,249
Series 2021-B 4.00%, 06/01/2035-06/01/2050	4,000	3,903,899
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 07/01/2041-07/01/2046	3,980	4,209,695
Massachusetts Development Finance Agency (Wellforce Obligated Group) Series 2013-G 5.00%, 07/01/2037	2,550	2,606,176
AGM Series 2019-A 5.00%, 07/01/2036	1,000	1,087,444
Massachusetts Port Authority Series 2021-E 5.00%, 07/01/2051	2,260	2,427,699

		76,927,414

Michigan – 2.2%
City of Detroit MI Series 2014-B 4.00%, 04/01/2044	10,000	8,320,852
Series 2018 5.00%, 04/01/2033-04/01/2038	4,385	4,600,050
Series 2020 5.50%, 04/01/2045-04/01/2050	3,860	4,181,307
Series 2021-A 5.00%, 04/01/2038-04/01/2046	3,130	3,246,693

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Detroit MI Sewage Disposal System Revenue Series 2012-A 5.00%, 07/01/2032 (Pre-refunded/ETM)	$4,400	$4,426,591
5.25%, 07/01/2039 (Pre-refunded/ETM)	4,825	4,856,091
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate) Series 2017-A 5.00%, 11/01/2032-11/01/2037	1,655	1,705,908
Great Lakes Water Authority Water Supply System Revenue Series 2016-A 5.00%, 07/01/2046	1,025	1,102,509
Series 2016-D 5.00%, 07/01/2036	25,210	27,331,858
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo Obligated Group) Series 2019 5.00%, 05/15/2037	1,100	1,128,825
Series 2020 5.00%, 05/15/2055	6,860	6,859,633
Kalamazoo Hospital Finance Authority (Bronson Healthcare Group Obligated Group) Series 2016 4.00%, 05/15/2031-05/15/2036(b)	20,100	20,299,174
Michigan Finance Authority Series 2014 5.00%, 06/01/2034 (Pre-refunded/ETM)	2,000	2,103,407
Michigan Finance Authority (Albion College) Series 2022 4.00%, 12/01/2046-12/01/2051	4,285	3,900,037
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) Series 2014-D4 5.00%, 07/01/2029-07/01/2034	2,100	2,187,895
Series 2015-D1 5.00%, 07/01/2034	2,000	2,117,473
Series 2015-D2 5.00%, 07/01/2034	3,400	3,617,668

48 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/2032	$3,850	$4,168,865
Series 2019-A 5.00%, 11/15/2048	6,635	7,237,078
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 4.00%, 06/01/2049	5,000	4,761,257
Series 2020-B Zero Coupon, 06/01/2065	27,415	2,819,940
Michigan Finance Authority (Public Lighting Authority) Series 2014-B 5.00%, 07/01/2031-07/01/2033	7,950	8,139,420
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 06/30/2048	8,600	8,771,303
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2008-C Zero Coupon, 06/01/2058	116,850	5,425,404
State of Michigan Trunk Line Revenue Series 2021 5.00%, 11/15/2034	10,000	11,658,646
Wayne State University Series 2018-A 5.00%, 11/15/2043	4,000	4,392,850

		159,360,734

Minnesota – 0.1%
City of Wayzata MN (Wayzata Bay Senior Housing, Inc.) Series 2019 5.00%, 08/01/2054	1,000	1,003,335
Duluth Economic Development Authority (Essentia Health Obligated Group) Series 2018-A 5.00%, 02/15/2043-02/15/2048	2,925	3,182,131

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Housing & Redevelopment Authority of The City of St. Paul Minnesota (Hmong College Prep Academy) Series 2020 5.00%, 09/01/2040	$1,390	$1,406,903
Minnesota Higher Education Facilities Authority (St. Catherine University) Series 2018-A 5.00%, 10/01/2045	1,900	2,012,746

		7,605,115

Mississippi – 0.5%
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 4.00%, 10/01/2041(a)	2,500	2,442,461
5.00%, 10/01/2024-10/01/2033(a)	7,650	8,213,644
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016-A 5.00%, 09/01/2036-09/01/2046	19,910	20,783,699
Mississippi Hospital Equipment & Facilities Authority (Forrest General Hospital, Inc.) Series 2019 4.00%, 01/01/2037	720	725,610
5.00%, 01/01/2035	1,230	1,355,588

		33,521,002

Missouri – 1.3%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017-A 5.00%, 03/01/2036	2,925	3,077,081
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2016-A 5.00%, 02/01/2046	1,000	1,024,254
Series 2019 4.00%, 02/01/2042-02/01/2048	37,870	35,453,486
5.00%, 02/01/2042-02/01/2048	3,220	3,372,832

50 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kansas City Industrial Development Authority Series 2019 5.00%, 07/01/2040(a)	$3,125	$2,730,153
Series 2021 2.00%, 11/15/2046	2,319	111,292
Kansas City Industrial Development Authority (Kansas City United Methodist Retirement Home Obligated Group) Series 2021-A 10.00%, 11/15/2037	1,601	1,452,206
Series 2021-C 7.50%, 11/15/2046	1,279	1,078,306
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2021 5.00%, 11/15/2046	5,196	4,165,538
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2014-A 5.25%, 08/15/2039	620	630,883
Series 2016-A 5.00%, 08/15/2036-08/15/2046	3,060	3,113,781
Series 2018 5.00%, 08/15/2042	6,940	7,081,922
Series 2021-A 5.00%, 08/15/2056	10,000	10,155,172
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 01/01/2031	3,240	3,403,175
St. Louis County Industrial Development Authority (Friendship Village St. Louis Obligated Group) Series 2018 5.25%, 09/01/2053	7,560	7,652,719
St. Louis County Industrial Development Authority (St. Andrews Resources for Seniors Obligated Group) Series 2015-A 5.00%, 12/01/2035	2,000	2,041,910
5.125%, 12/01/2045	4,500	4,568,055

		91,112,765

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Montana – 0.0%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2034	$1,085	$1,175,719

Nebraska – 0.3%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 09/01/2032-09/01/2042	2,975	3,004,227
Series 2017-A 5.00%, 09/01/2034-09/01/2037	19,955	22,123,198

		25,127,425

Nevada – 0.6%
Carson City NV (Carson Tahoe Regional Healthcare) Series 2017 5.00%, 09/01/2037-09/01/2047	3,935	4,178,797
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018-C Zero Coupon, 07/01/2058(a)	24,000	2,689,339
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(a)	3,540	3,339,540
Clark County School District Series 2017-C 5.00%, 06/15/2033-06/15/2035(b)	13,410	14,739,746
5.00%, 06/15/2036	3,700	3,766,359
AGM Series 2019-B 3.00%, 06/15/2037	5,185	4,684,066
Las Vegas Redevelopment Agency Series 2016 5.00%, 06/15/2040	1,800	1,883,400
State of Nevada Department of Business & Industry (Fulcrum Sierra Biofuels LLC) Series 2018 6.95%, 02/15/2038(a)	1,890	1,792,792
Tahoe-Douglas Visitors Authority Series 2020 5.00%, 07/01/2040-07/01/2051	8,050	8,231,367

		45,305,406

52 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hampshire – 0.6%
New Hampshire Business Finance Authority Series 2020-1 4.125%, 01/20/2034	$21,171	$21,825,061
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2020-A 3.625%, 07/01/2043(a)	1,960	1,670,045
Series 2020-B 3.75%, 07/01/2045(a)	3,525	3,052,432
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Obligated Group) Series 2020-A 5.00%, 08/01/2059	15,080	17,403,208

		43,950,746

New Jersey – 6.9%
New Jersey Economic Development Authority Series 2013 5.00%, 03/01/2030 (Pre-refunded/ETM)	3,455	3,540,652
Series 2014-P 5.00%, 06/15/2029 (Pre-refunded/ETM)	5,000	5,268,502
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2017-D 5.00%, 06/15/2033-06/15/2042	7,520	7,944,672
Series 2018-A 5.00%, 06/15/2042-06/15/2047	5,885	6,193,266
Series 2021-Q 4.00%, 06/15/2038-06/15/2050	8,300	7,929,561
New Jersey Economic Development Authority (New Jersey Transit Corp.) Series 2020 4.00%, 11/01/2044	3,450	3,285,367
5.00%, 11/01/2033	3,770	4,078,036
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2037-10/01/2047	10,660	11,156,808

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (State of New Jersey Department of the Treasury Lease) Series 2019 5.00%, 06/15/2030-06/15/2037	$7,740	$8,377,532
New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018-C 5.00%, 06/15/2042	7,085	7,473,288
New Jersey Economic Development Authority (State of New Jersey Motor Vehicle Surcharge Revenue Lease) Series 2017-A 5.00%, 07/01/2033	1,640	1,749,567
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012-A 5.125%, 06/15/2043	735	736,525
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	8,270	8,390,522
Series 2014-B 5.625%, 11/15/2030	1,475	1,544,498
New Jersey Educational Facilities Authority (Stevens Institute of Technology) Series 2020-A 4.00%, 07/01/2050	1,805	1,732,443
5.00%, 07/01/2045	4,460	4,789,286
New Jersey Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group) Series 2017-A 5.00%, 07/01/2035	1,300	1,415,015
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017-A 5.00%, 07/01/2036-07/01/2042	8,645	9,212,128

54 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease) Series 2017 5.00%, 10/01/2035	$1,070	$1,136,982
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2014 5.00%, 07/01/2044	2,040	2,113,915
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2024-06/15/2030	45,225	48,534,718
Series 2018-A 5.00%, 06/15/2029-06/15/2031	38,885	41,454,428
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2014-A 5.00%, 06/15/2038	1,000	1,031,255
Series 2015-A 5.00%, 06/15/2045	8,450	8,758,860
Series 2018-A 5.00%, 12/15/2030-12/15/2036	54,405	58,381,124
Series 2019 5.00%, 06/15/2034-06/15/2046	8,495	8,994,406
Series 2019-B 4.00%, 06/15/2036-06/15/2037	2,715	2,668,518
5.00%, 06/15/2032	3,480	3,756,106
Series 2020-A 4.00%, 06/15/2050	10,000	9,301,807
Series 2022-A 5.00%, 06/15/2030-06/15/2033	25,250	27,573,471
New Jersey Turnpike Authority Series 2013-A 5.00%, 01/01/2027 (Pre-refunded/ETM)	2,500	2,515,108
Series 2015-E 5.00%, 01/01/2033-01/01/2045	15,400	16,157,042
Series 2016-A 5.00%, 01/01/2033	6,500	6,952,685
Series 2017-A 5.00%, 01/01/2033-01/01/2034	15,000	16,267,612

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017-B 5.00%, 01/01/2032-01/01/2033	$13,540	$14,827,267
Series 2019-A 5.00%, 01/01/2048(b)	11,320	12,287,147
State of New Jersey Series 2020 4.00%, 06/01/2031	31,040	32,413,799
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2031	1,425	1,530,349
Series 2018-B 5.00%, 06/01/2046	91,835	95,836,967

		507,311,234

New Mexico – 0.2%
City of Santa Fe NM (El Castillo Retirement Residences Obligated Group) Series 2019 5.00%, 05/15/2039-05/15/2049	2,180	2,227,226
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 07/01/2042	1,060	1,065,248
New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group) Series 2019 5.00%, 07/01/2039-07/01/2049	6,615	6,413,191
Winrock Town Center Tax Increment Development District No. 1 Series 2022 4.25%, 05/01/2040(a)	2,750	2,380,275

		12,085,940

New York – 9.0%
Build NYC Resource Corp. (Albert Einstein College of Medicine, Inc.) Series 2016 5.50%, 09/01/2045(a)	34,020	35,756,391
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 4.00%, 06/01/2025(a)	355	339,468

56 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/2034	$2,240	$2,328,506
City of New York NY Series 2018-E 5.00%, 03/01/2037-03/01/2038(b)	17,500	18,957,913
Series 2020-A 5.00%, 08/01/2030-08/01/2033(b)	42,875	48,823,109
Dutchess County Local Development Corp. (Bard College) Series 2020-A 5.00%, 07/01/2045-07/01/2051(a)	20,500	21,276,591
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016-B 5.00%, 07/01/2046	13,520	14,270,817
Metropolitan Transportation Authority Series 2012-F 5.00%, 11/15/2030	2,540	2,575,431
Series 2013-D 5.00%, 11/15/2043	2,000	2,051,925
Series 2013-E 5.00%, 11/15/2032	4,425	4,560,630
Series 2015-B 5.00%, 11/15/2032	3,715	3,885,134
Series 2015-C 5.00%, 11/15/2027	1,110	1,177,479
5.25%, 11/15/2030	4,000	4,262,557
Series 2015-D 5.00%, 11/15/2031-11/15/2034	11,915	12,526,169
Series 2016-A 5.00%, 11/15/2026-11/15/2032	5,590	5,952,065
Series 2016-C 4.00%, 11/15/2026	1,705	1,762,454
Series 2016-D 5.00%, 11/15/2027-11/15/2029	7,445	7,983,785
Series 2017-A 5.00%, 11/15/2026	1,525	1,644,107
Series 2017-B 5.00%, 11/15/2027	1,185	1,281,659
Series 2017-C 5.00%, 11/15/2025-11/15/2033	35,175	37,824,805
Series 2017-D 4.00%, 11/15/2042	1,000	969,756
Series 2018-B 5.00%, 11/15/2028	1,340	1,453,859

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019-A 5.00%, 11/15/2048	$3,075	$3,223,459
Series 2019-C 5.00%, 11/15/2038	380	403,089
Series 2020-A 4.00%, 11/15/2051	1,625	1,534,715
5.00%, 11/15/2045-11/15/2049	9,370	9,979,377
Series 2020-C 4.75%, 11/15/2045	3,000	3,100,494
5.00%, 11/15/2050	8,750	9,095,781
5.25%, 11/15/2055	2,000	2,111,136
Series 2020-D 4.00%, 11/15/2047-11/15/2049	15,920	15,162,071
5.00%, 11/15/2043	5,000	5,256,660
Series 2020-E 4.00%, 11/15/2045	3,000	2,887,734
5.00%, 11/15/2029-11/15/2033	6,895	7,486,838
Series 2021-A 4.00%, 11/15/2042-11/15/2050	29,625	28,315,822
Monroe County Industrial Development Corp./NY (St Ann’s of Greater Rochester Obligated Group) Series 2019 5.00%, 01/01/2050	6,520	5,946,982
Monroe County Industrial Development Corp./NY (True North Rochester Prep Charter School) Series 2020 5.00%, 06/01/2059(a)	1,080	1,092,924
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2021 5.00%, 01/01/2058	525	370,382
9.00%, 01/01/2041(a)	270	238,002
New York City Housing Development Corp. Series 2020-A 2.55%, 08/01/2040	3,645	2,906,561
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2022-F 3.75%, 02/01/2033	13,000	12,454,420
3.85%, 02/01/2034	3,955	3,791,721

58 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Counties Tobacco Trust V Series 2005 Zero Coupon, 06/01/2050	$30,000	$3,987,111
New York Liberty Development Corp. (Goldman Sachs Headquarters LLC) Series 2005 5.25%, 10/01/2035	5,765	6,543,734
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.80%, 09/15/2069	2,620	2,417,845
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2030-12/01/2034(a)	4,200	4,580,955
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2021 2.202%, 03/15/2034(b)	13,000	10,481,740
2.252%, 03/15/2032(b)	13,000	10,885,000
New York State Dormitory Authority (Wagner College) Series 2022 5.00%, 07/01/2057	12,280	12,178,388
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2016-A 5.00%, 01/01/2041	3,800	4,049,689
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027-01/01/2029	51,325	54,206,407
Series 2020 4.00%, 10/01/2030	23,150	22,791,823
4.375%, 10/01/2045	46,605	44,574,392
New York Transportation Development Corp. (Empire State Thruway Partners LLC) Series 2021 4.00%, 04/30/2053	2,670	2,542,279
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 5.00%, 12/01/2038-12/01/2039	10,500	10,986,011

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2041-07/01/2046	$33,055	$34,068,088
5.25%, 01/01/2050	13,885	14,284,896
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-A 4.75%, 11/01/2042(a)	6,045	5,882,810
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 01/01/2046	1,035	918,955
Port Authority of New York & New Jersey Series 2012 5.00%, 10/01/2034	3,900	3,910,643
Series 2013-178 5.00%, 12/01/2033	5,000	5,182,837
Series 2021 3.175%, 07/15/2060	10,000	7,735,236
Triborough Bridge & Tunnel Authority Series 2020-A 5.00%, 11/15/2054	3,000	3,269,338
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.591%, 05/15/2036(b)	4,000	3,370,556
2.917%, 05/15/2040(b)	10,000	8,347,893
Series 2022 5.00%, 05/15/2052	10,465	12,809,979
TSASC, Inc./NY Series 2017-A 5.00%, 06/01/2041	1,560	1,631,618
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	860	731,270
5.25%, 09/15/2042-09/15/2053	2,330	1,867,859
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 01/01/2034	3,840	3,882,678

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Westchester County Local Development Corp. (Purchase Senior Learning Community Obligated Group) Series 2021 3.125%, 07/01/2025	$6,790	$6,565,866
Westchester County Local Development Corp. (Westchester County Health Care Corp. Obligated Group) Series 2016 5.00%, 11/01/2046	4,230	4,495,479
Western Regional Off-Track Betting Corp. Series 2021 3.00%, 12/01/2026(a)	1,185	1,104,252

		657,308,405

North Carolina – 0.4%
County of New Hanover NC Series 2017 5.00%, 10/01/2042 (Pre-refunded/ETM)	4,750	5,299,077
5.00%, 10/01/2047 (Pre-refunded/ETM)	1,080	1,204,843
Fayetteville State University Series 2023 5.00%, 04/01/2027-04/01/2042(a)(c)	7,740	8,281,083
North Carolina Medical Care Commission Series 2015-A 5.00%, 09/01/2037 (Pre-refunded/ETM)	1,735	1,828,388
Series 2017 5.00%, 09/01/2046 (Pre-refunded/ETM)	1,000	1,064,732
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.875%, 07/01/2040	5,000	5,017,834
5.00%, 07/01/2045	1,000	1,004,282
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/2030	2,250	2,282,018
North Carolina Turnpike Authority Series 2018 5.00%, 01/01/2040	5,000	5,361,128

		31,343,385

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Dakota – 0.3%
City of Grand Forks ND (Altru Health System Obligated Group) Series 2021 4.00%, 12/01/2038-12/01/2041	$5,040	$4,963,221
5.00%, 12/01/2034	2,295	2,532,059
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031(a)	5,195	3,186,621
7.00%, 12/15/2043(a)	5,390	3,217,453
County of Ward ND (Trinity Health Obligated Group) Series 2017-C 5.00%, 06/01/2048-06/01/2053	10,230	10,799,500

		24,698,854

Ohio – 4.4%
Akron Bath Copley Joint Township Hospital District (Summa Health System Obligated Group) Series 2020 3.00%, 11/15/2040	4,500	3,708,705
4.00%, 11/15/2036-11/15/2038	2,550	2,510,026
American Municipal Power, Inc. Series 2016-A 5.00%, 02/15/2041-02/15/2046	10,000	10,585,549
Buckeye Tobacco Settlement Financing Authority Series 2020-A 4.00%, 06/01/2048	2,000	1,870,672
Series 2020-B 5.00%, 06/01/2055	178,935	174,015,128
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2037-12/01/2047	7,500	7,996,180
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2020 4.00%, 12/01/2040	10,390	10,371,953
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042-02/15/2052	12,170	12,791,955
5.25%, 02/15/2047	12,860	13,684,761

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Franklin OH (First Community Village Obligated Group) Series 2019 5.00%, 07/01/2049	$3,940	$3,545,949
County of Hamilton OH (UC Health Obligated Group) Series 2020 5.00%, 09/15/2050	18,425	20,183,377
County of Hardin OH (Ohio Northern University) Series 2020 5.25%, 05/01/2040	500	466,359
5.50%, 05/01/2050	1,000	916,180
County of Marion OH (United Church Homes, Inc. Obligated Group) Series 2019 5.125%, 12/01/2049	2,210	2,208,349
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018 6.00%, 04/01/2038(a)(e)(f)	2,000	940,000
Series 2018-A 6.25%, 04/01/2049(a)(e)(f)	10,105	4,749,350
County of Ross OH (Adena Health System Obligated Group) Series 2019 5.00%, 12/01/2049	6,000	6,442,522
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009-A 4.375%, 06/01/2033	7,480	7,486,264
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) Series 2019 3.25%, 09/01/2029	1,780	1,654,154
Ohio Higher Educational Facility Commission (Kenyon College) Series 2020 5.00%, 07/01/2038-07/01/2042	9,690	10,643,461
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 06/01/2033	9,565	9,573,010

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Port of Greater Cincinnati Development Authority Series 2021 4.375%, 06/15/2056	$3,480	$3,240,759
Toledo-Lucas County Port Authority (ParkUToledo, Inc.) Series 2021 4.00%, 01/01/2041-01/01/2051	14,500	13,062,481

		322,647,144

Oklahoma – 0.6%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2022	780	783,676
Oklahoma Development Finance Authority (Oklahoma City University Obligated Group) Series 2019 5.00%, 08/01/2044-08/01/2049	15,630	16,204,439
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.25%, 08/15/2043	11,000	11,382,221
5.50%, 08/15/2057	14,170	14,881,568

		43,251,904

Oregon – 0.4%
Clackamas County Hospital Facility Authority (Rose Villa, Inc. Obligated Group) Series 2020 2.75%, 11/15/2025	1,000	987,376
Series 2020-A 5.125%, 11/15/2040	750	762,073
5.375%, 11/15/2055	1,300	1,323,915
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020-A 5.00%, 08/15/2045-08/15/2050	10,000	10,889,169
Oregon State Facilities Authority (Samaritan Health Services, Inc. Obligated Group) Series 2020 5.00%, 10/01/2040	1,750	1,877,358
Tri-County Metropolitan Transportation District of Oregon Series 2021-A 4.00%, 09/01/2040-09/01/2041	6,000	6,210,856
5.00%, 09/01/2032-09/01/2035	4,150	4,832,814

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Yamhill County Hospital Authority (Friendsview Manor Obligated Group) Series 2021-B 1.75%, 11/15/2026	$1,400	$1,315,527

		28,199,088

Pennsylvania – 5.4%
Allegheny County Hospital Development Authority (Allegheny Health Network Obligated Group) Series 2018-A 5.00%, 04/01/2034-04/01/2036	33,535	36,527,517
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 05/01/2042(a)	2,270	2,363,500
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 01/01/2035	1,455	1,456,258
Bensalem Township School District Series 2013 5.00%, 06/01/2029 (Pre-refunded/ETM)	8,570	8,941,639
Berks County Industrial Development Authority (Highlands at Wyomissing (The)) Series 2018 5.00%, 05/15/2048	1,000	1,035,024
Berks County Municipal Authority (The) (Tower Health Obligated Group) Series 2012-A 4.50%, 11/01/2041	4,050	4,049,837
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 4.00%, 07/01/2051	5,000	4,422,189
5.00%, 07/01/2031-07/01/2054	6,150	6,380,283
Chambersburg Area Municipal Authority (Wilson College) Series 2018 5.75%, 10/01/2043	1,350	1,403,420
6.00%, 10/01/2048	9,000	9,388,398

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Chester County Industrial Development Authority (Woodlands at Greystone Neighborhood Improvement District) Series 2018 5.125%, 03/01/2048(a)	$988	$1,014,189
City of Philadelphia PA Series 2017 5.00%, 08/01/2029-08/01/2031	12,110	13,254,077
Series 2019-B 5.00%, 02/01/2035-02/01/2038	11,300	12,588,501
AGM Series 2017-A 5.00%, 08/01/2033-08/01/2034	13,000	14,149,606
City of Philadelphia PA Water & Wastewater Revenue 2.189%, 07/01/2032(b)	3,725	3,132,706
2.289%, 07/01/2033(b)	3,060	2,549,751
Series 2017-A 5.00%, 10/01/2035-10/01/2036	5,105	5,608,053
Commonwealth of Pennsylvania (Commonwealth of Pennsylvania COP) Series 2018-A 5.00%, 07/01/2038	1,120	1,228,272
County of Lehigh PA (Lehigh Valley Health Network Obligated Group) Series 2016-A 4.00%, 07/01/2035	10,000	10,076,213
Series 2019 5.00%, 07/01/2044	6,885	7,505,172
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016-A 6.00%, 06/01/2046-06/01/2051	3,375	3,520,510
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2019 5.00%, 01/01/2045	1,815	1,829,193
Geisinger Pennsylvania Authority Health System 5.00%, 04/01/2050(b)	10,000	10,696,069
Lancaster County Hospital Authority/PA (St Anne’s Retirement Community Obligated Group) Series 2020 5.00%, 03/01/2050	500	478,263
Series 2022 5.00%, 03/01/2029	2,170	2,233,041

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) Series 2020 5.00%, 03/01/2040	$2,000	$1,969,718
Montgomery County Higher Education and Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2047	1,500	1,564,374
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2035	3,600	3,974,503
Series 2019 4.00%, 09/01/2049	5,900	5,720,813
5.00%, 09/01/2051	2,300	2,488,287
Series 2022 5.00%, 05/01/2057(b)	16,395	17,706,525
Montgomery County Industrial Development Authority/PA (ACTS Retirement-Life Communities, Inc. Obligated Group) Series 2020 4.00%, 11/15/2043	500	501,790
5.00%, 11/15/2045	1,560	1,693,888
Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community) Series 2015 5.00%, 01/01/2030	1,040	1,059,110
5.25%, 01/01/2040	4,740	4,814,851
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 07/01/2035	5,135	5,215,942
6.00%, 07/01/2045	2,000	2,027,900
Northeastern Pennsylvania Hospital and Education Authority (Wilkes University) Series 2016-A 5.00%, 03/01/2037	2,925	3,006,694
Series 2016-B 5.25%, 03/01/2031-03/01/2037	2,310	2,411,437

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019 3.25%, 08/01/2039(a)	$2,330	$1,936,127
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp.) Series 2012-A 5.00%, 11/01/2041	1,620	1,640,324
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2034	2,830	2,963,777
Pennsylvania Economic Development Financing Authority (Pennsylvania Economic Development Finance Authority Sewage) Series 2020 3.00%, 01/01/2023	750	754,057
4.00%, 01/01/2027-01/01/2032	3,180	3,251,315
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020-A 4.00%, 04/15/2036-04/15/2039(b)	16,155	16,269,424
Series 2020-A1 4.00%, 04/15/2040(b)	8,375	8,384,386
Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2016 5.00%, 05/01/2032	1,000	1,061,047
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) Series 2022 4.00%, 08/15/2042(c)	2,050	2,015,808
Pennsylvania Turnpike Commission Series 2016 5.00%, 06/01/2037	4,000	4,245,176
Series 2017-B 5.00%, 06/01/2035-06/01/2036	12,850	13,953,101
Series 2018-A 5.00%, 12/01/2043	10,000	10,840,347
Series 2019-A 5.00%, 12/01/2038-12/01/2044	9,180	9,962,209

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-A 4.00%, 12/01/2042	$4,000	$4,026,600
Series 2021-B 4.00%, 12/01/2043	1,725	1,732,075
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2035	1,000	1,102,831
Philadelphia Authority for Industrial Development (MaST Community Charter School II) Series 2020 5.00%, 08/01/2040-08/01/2050	2,025	2,064,263
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2050-08/01/2054	8,560	8,670,947
Philadelphia Authority for Industrial Development (Philadelphia Performing Arts Charter School) Series 2020 5.00%, 06/15/2050(a)	1,700	1,692,706
Philadelphia Gas Works Co. Series 2017 5.00%, 08/01/2042	5,000	5,399,478
School District of Philadelphia (The) Series 2015-A 5.00%, 09/01/2034-09/01/2035	2,615	2,797,502
Series 2016-F 5.00%, 09/01/2033-09/01/2036	4,000	4,289,632
Series 2018-A 5.00%, 09/01/2034-09/01/2038	4,000	4,388,403
Series 2018-B 5.00%, 09/01/2043	3,000	3,255,877
Series 2019-A 4.00%, 09/01/2037-09/01/2039	5,530	5,673,768
5.00%, 09/01/2044(b)	17,900	19,617,781
Scranton-Lackawanna Health and Welfare Authority (Scranton Parking System Concession Project) Series 2016-A 5.00%, 01/01/2051-01/01/2057(a)	12,110	7,949,903
Series 2016-B 6.08%, 01/01/2026(a)	610	580,477

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016-C Zero Coupon, 01/01/2036(a)	$2,945	$956,973
Series 2016-D Zero Coupon, 01/01/2057(h)	58,055	3,483,300
State Public School Building Authority AGM Series 2016 5.00%, 12/01/2029 (Pre-refunded/ETM)	220	242,916
5.00%, 12/01/2029-12/01/2030	8,525	9,294,729
Union County Hospital Authority (Evangelical Community Hospital Obligated Group) Series 2018 5.00%, 08/01/2038-08/01/2043	8,435	9,076,820

		393,561,592

Puerto Rico – 4.7%
Children’s Trust Fund Series 2005-A Zero Coupon, 05/15/2050	8,370	1,397,786
Series 2008-A Zero Coupon, 05/15/2057	261,400	15,811,615
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024-07/01/2033	7,107	4,423,065
4.00%, 07/01/2033-07/01/2046	26,378	24,218,760
5.25%, 07/01/2023	2,360	2,388,937
5.375%, 07/01/2025	5,104	5,272,353
5.625%, 07/01/2027-07/01/2029	9,627	10,236,328
5.75%, 07/01/2031	2,229	2,434,223
Series 2022-C Zero Coupon, 11/01/2043	11,259	5,854,527
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	7,727	7,118,214
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008-A 6.125%, 07/01/2024	5,235	5,411,526
Series 2012-A 4.25%, 07/01/2025	8,140	8,175,417
5.00%, 07/01/2022-07/01/2033	9,700	9,753,837
5.125%, 07/01/2037	1,155	1,161,641
5.25%, 07/01/2029-07/01/2042	12,060	12,131,756
5.50%, 07/01/2028	4,090	4,115,970
5.75%, 07/01/2037	2,985	3,005,147
6.00%, 07/01/2047	2,845	2,865,292

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Custodial Trust Series 2022 5.50%, 07/01/2029	$432	$453,131
Puerto Rico Electric Power Authority Series 2007-T 5.00%, 07/01/2032-07/01/2037(e)(f)	22,285	21,282,175
Series 2008-W 5.25%, 07/01/2033(e)(f)	1,000	960,000
5.50%, 07/01/2038(e)(f)	10,490	10,109,737
Series 2010-A 5.25%, 07/01/2029-07/01/2030(e)(f)	3,990	3,830,400
Series 2010-C 5.00%, 07/01/2024(e)(f)	1,735	1,656,925
Series 2010-D 5.00%, 07/01/2021-07/01/2022(e)(f)	2,000	1,910,000
Series 2010-X 5.25%, 07/01/2040(e)(f)	12,605	12,100,800
5.75%, 07/01/2036(e)(f)	7,375	7,135,312
Series 2010-Z 5.25%, 07/01/2024-07/01/2025(e)(f)	3,185	3,057,600
Series 2012-A 5.00%, 07/01/2029-07/01/2042(e)(f)	4,250	4,058,750
AGM Series 2007-U 5.00%, 07/01/2023	1,050	1,068,743
AGM Series 2007-V 5.25%, 07/01/2031	25,380	26,337,849
NATL Series 2007-V 5.25%, 07/01/2029	5,965	6,141,009
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	8,600	8,960,047
AGC Series 2007-C 5.50%, 07/01/2031	1,235	1,310,815
AGC Series 2007-N 5.25%, 07/01/2036	825	863,388
AGM Series 2007-C 5.25%, 07/01/2036	1,800	1,883,861
NATL Series 2007 5.50%, 07/01/2028	1,000	1,044,315
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	23,735	24,534,575

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 04/01/2042	$335	$336,087
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024-07/01/2046	16,536	5,387,860
Series 2019-A 4.329%, 07/01/2040	15,975	15,793,402
4.55%, 07/01/2040	1,198	1,204,546
5.00%, 07/01/2058	54,251	55,605,105

		342,802,826

Rhode Island – 0.0%
Rhode Island Health and Educational Building Corp. (City of Woonsocket RI Lease) AGM Series 2017-A 5.00%, 05/15/2028-05/15/2029	2,000	2,214,593

South Carolina – 1.9%
South Carolina Jobs-Economic Development Authority (Bon Secours Mercy Health, Inc.) Series 2020 5.00%, 12/01/2046	9,595	10,339,796
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.25%, 06/01/2040(a)	5,000	4,276,656
6.50%, 06/01/2051(a)	4,920	4,091,358
South Carolina Jobs-Economic Development Authority (Lutheran Homes of South Carolina Obligated Group) Series 2013 5.00%, 05/01/2043	1,000	878,256
5.125%, 05/01/2048	1,000	871,340
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2034-12/01/2036	4,815	5,127,509
Series 2016-B 5.00%, 12/01/2037-12/01/2056	38,780	41,182,049

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2022 4.00%, 12/01/2038-12/01/2050	$20,517	$19,893,222
5.00%, 12/01/2036-12/01/2038	2,189	2,467,956
Series 2022-A 4.00%, 12/01/2047-12/01/2052	45,000	43,607,539
University of South Carolina Series 2021-A 5.00%, 05/01/2039	5,695	6,528,992

		139,264,673

South Dakota – 0.3%
County of Lincoln SD (Augustana College Association (The)) Series 2021 4.00%, 08/01/2056-08/01/2061	5,375	4,628,181
South Dakota Health & Educational Facilities Authority Series 2017 5.00%, 09/01/2040(b)	15,035	16,263,862
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 09/01/2033(b)	3,260	3,544,713

		24,436,756

Tennessee – 1.5%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(a)	9,080	8,940,044
5.125%, 12/01/2042(a)	27,210	26,592,899
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2038	1,000	970,192
5.00%, 08/01/2044-08/01/2049	11,260	12,100,415
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 08/15/2042	5,250	5,293,868

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(a)(e)(f)	$5,040	$2,368,800
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 07/01/2040	2,435	2,605,360
Series 2017-A 5.00%, 07/01/2048	2,335	2,501,315
Metropolitan Government Nashville & Davidson County Industrial Development Board (South Nashville Central Business Improvement District) Series 2021 Zero Coupon, 06/01/2043(a)	3,000	946,620
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue Series 2021-A 4.00%, 07/01/2035-07/01/2046	17,100	17,226,765
Shelby County Health Educational & Housing Facilities Board Series 2012 5.25%, 12/01/2042 (Pre-refunded/ETM)	1,000	1,020,196
5.375%, 12/01/2047 (Pre-refunded/ETM)	800	816,729
Tennergy Corp./TN (Morgan Stanley) Series 2021-A 4.00%, 12/01/2051	15,000	15,248,752
Wilson County Health & Educational Facilities Board Series 2021 4.00%, 12/01/2039	10,000	8,051,154
4.25%, 12/01/2024	6,000	5,722,081

		110,405,190

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas – 5.9%
Abilene Convention Center Hotel Development Corp. (City of Abilene TX Abilene Convention Center Revenue) Series 2021-B 5.00%, 10/01/2050(a)	$5,300	$4,818,163
Arlington Higher Education Finance Corp. (Wayside Schools) Series 2021-A 4.00%, 08/15/2036-08/15/2046	1,195	1,030,737
Baytown Municipal Development District (Baytown Municipal Development District Baytown Convention Center Hotel Revenue) Series 2021 4.00%, 10/01/2045-10/01/2050	12,360	12,262,928
Central Texas Regional Mobility Authority Series 2013 5.00%, 01/01/2042 (Pre-refunded/ETM)	3,500	3,573,455
Series 2015-A 5.00%, 01/01/2045 (Pre-refunded/ETM)	4,905	5,282,162
Series 2020-A 5.00%, 01/01/2044-01/01/2049	6,170	6,549,974
Series 2021-B 5.00%, 01/01/2046	4,600	4,922,795
Series 2021-C 5.00%, 01/01/2027	7,000	7,410,031
Series 2021-D 4.00%, 01/01/2044	2,500	2,470,248
Central Texas Turnpike System Series 2015-C 5.00%, 08/15/2037	6,800	7,010,925
City of Austin TX Airport System Revenue Series 2019-B 5.00%, 11/15/2039	1,000	1,073,210
City of Houston TX Series 2021-B 2.047%, 03/01/2033	2,495	2,062,586
2.147%, 03/01/2034	7,405	6,028,573
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2030	1,965	2,053,530

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	$16,960	$17,423,827
Series 2015-B 5.00%, 07/15/2030-07/15/2035	2,960	3,070,642
Series 2018 5.00%, 07/15/2028	22,875	24,232,316
Series 2020 5.00%, 07/01/2027-07/15/2027	4,250	4,499,711
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2046	5,000	5,536,163
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 08/15/2042	530	533,245
Series 2013 6.00%, 08/15/2043	1,000	1,031,102
Conroe Local Government Corp. (Conroe Local Government Corp. Conroe Convention Center Hotel) Series 2021 4.00%, 10/01/2050	2,525	2,406,108
Dallas County Flood Control District No. 1 Series 2015 5.00%, 04/01/2028(a)	1,650	1,654,873
Dallas Fort Worth International Airport Series 2022-A 4.507%, 11/01/2051	2,000	1,911,547
Decatur Hospital Authority (Wise Regional Health System) Series 2014-A 5.25%, 09/01/2044	3,150	3,298,441
Grand Parkway Transportation Corp. Series 2018 5.00%, 02/01/2023	5,340	5,443,153
Hidalgo County Regional Mobility Authority Series 2022-A Zero Coupon, 12/01/2042	2,000	684,871
Series 2022-B Zero Coupon, 12/01/2042-12/01/2056	16,930	3,499,666

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2044	$7,305	$7,809,886
Lower Colorado River Authority (LCRA Transmission Services Corp.) Series 2022 5.00%, 05/15/2034-05/15/2042	25,825	28,574,756
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	25,410	26,253,218
New Hope Cultural Education Facilities Finance Corp. Series 2017-A 5.00%, 04/01/2037 (Pre-refunded/ETM)	2,050	2,266,340
New Hope Cultural Education Facilities Finance Corp. (BSPV – Plano LLC) Series 2019 7.25%, 12/01/2053(e)(f)	7,820	7,038,000
New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc. Obligated Group) Series 2021 2.00%, 11/15/2061	200	102,863
7.50%, 11/15/2036-11/15/2037	60	53,084
New Hope Cultural Education Facilities Finance Corp. (Legacy at Midtown Park, Inc. Obligated Group) Series 2018-A 5.50%, 07/01/2054	4,500	4,005,882
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2040-01/01/2055	3,800	3,820,954
Series 2022 4.00%, 01/01/2047(c)	4,575	3,672,303
4.25%, 01/01/2057(c)	1,380	1,061,497
5.00%, 01/01/2057(c)	2,950	2,656,630

abfunds.com	AB MUNICIPAL INCOME SHARES | 77

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Newark Higher Education Finance Corp. (Abilene Christian University) Series 2022 4.00%, 04/01/2057	$10,000	$9,255,778
North East Texas Regional Mobility Authority Series 2016 5.00%, 01/01/2046	4,940	5,118,126
North Texas Education Finance Corp. Series 2012-A 5.125%, 12/01/2042 (Pre-refunded/ETM)	280	280,842
North Texas Tollway Authority (North Texas Tollway System) Series 2014-B 5.00%, 01/01/2031	8,975	9,293,915
Series 2015-A 5.00%, 01/01/2035	7,000	7,332,415
Series 2017-B 5.00%, 01/01/2033-01/01/2043	7,400	7,931,849
Series 2020 3.079%, 01/01/2042	4,990	4,068,191
Series 2021 3.011%, 01/01/2043(b)	7,500	6,129,238
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 4.00%, 01/01/2050(a)	3,315	2,773,061
Series 2021 2.125%, 01/01/2028(a)	540	486,591
2.25%, 01/01/2029(a)	800	707,144
2.50%, 01/01/2030(a)	905	794,708
2.625%, 01/01/2031(a)	500	434,991
Red River Health Facilities Development Corp. Series 2014-A 7.75%, 11/15/2044 (Pre-refunded/ETM)	1,315	1,481,273
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012-B 8.00%, 07/01/2038(e)(f)(g)	2,180	545,000
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015-A 5.00%, 11/15/2045(e)(f)	3,540	1,239,000

78 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2015-B 5.00%, 11/15/2030(e)(f)	$4,000	$1,400,000
Series 2017 5.25%, 11/15/2047(e)(f)	1,115	390,250
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5.75%, 12/01/2054	6,475	5,893,329
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014-A1 5.00%, 10/01/2044-10/01/2049	5,350	5,467,905
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008-D 6.25%, 12/15/2026	7,595	8,133,900
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group LLC) Series 2016 5.00%, 12/31/2040	1,255	1,317,203
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2019 4.00%, 12/31/2037-12/31/2039	9,100	9,119,917
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 06/30/2043	3,600	3,797,212
Series 2019 5.00%, 06/30/2058	69,280	71,461,357
Texas Transportation Commission Series 2019 5.00%, 08/01/2057	7,500	7,821,842
Texas Water Development Board (State Water Implementation Revenue Fund for Texas) Series 2021 4.00%, 10/15/2036-10/15/2056	25,245	25,898,986
Uptown Development Authority Series 2017-A 5.00%, 09/01/2035	1,015	1,061,409

		428,725,827

abfunds.com	AB MUNICIPAL INCOME SHARES | 79

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Utah – 0.2%
City of Salt Lake City UT Airport Revenue Series 2018-A 5.00%, 07/01/2048(b)	$7,245	$7,621,527
Military Installation Development Authority Series 2021-A 4.00%, 06/01/2052	5,000	3,802,163
Utah Infrastructure Agy Teleco 5.00%, 10/15/2032-10/15/2037	2,410	2,432,522

		13,856,212

Vermont – 0.0%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2018 4.625%, 04/01/2036(a)	1,100	1,151,212

Virginia – 2.2%
Arlington County Industrial Development Authority (Virginia Hospital Center Arlington Health System/VA) Series 2020 4.00%, 07/01/2038-07/01/2045	4,620	4,644,157
5.00%, 07/01/2036	850	946,478
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.15%, 03/01/2035(a)	1,000	1,011,719
Chesapeake Bay Bridge & Tunnel District Series 2016 5.00%, 07/01/2046	1,000	1,043,725
Fairfax County Economic Development Authority Series 2013-A 5.00%, 12/01/2047 (Pre-refunded/ETM)	1,955	2,036,678
Henrico County Economic Development Authority (Westminster-Canterbury Corp. Obligated Group) Series 2022 5.00%, 10/01/2047-10/01/2052	6,500	6,878,893
Tobacco Settlement Financing Corp./VA Series 2007-B1 5.00%, 06/01/2047	7,490	7,499,600

80 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Virginia College Building Authority (Marymount University) Series 2015 5.25%, 07/01/2035(a)	$1,000	$1,017,091
Series 2015-A 5.00%, 07/01/2045(a)	1,110	1,112,819
Virginia Small Business Financing Authority (95 Express Lanes LLC) Series 2022 4.00%, 01/01/2048	19,520	18,189,519
Virginia Small Business Financing Authority (Capital Beltway Express LLC) Series 2022 5.00%, 12/31/2047-12/31/2057	45,290	48,116,403
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.25%, 01/01/2032	16,405	16,499,909
5.50%, 01/01/2042	3,580	3,602,142
Series 2022 4.00%, 01/01/2030-01/01/2037(c)	29,720	29,616,682
Virginia Small Business Financing Authority (I-66 Express Mobility Partners LLC) Series 2017 5.00%, 12/31/2052	2,250	2,311,774
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) Series 2020 4.00%, 01/01/2051	18,500	17,817,513

		162,345,102

Washington – 2.7%
Energy Northwest (Bonneville Power Administration) Series 2021 5.00%, 07/01/2040	20,000	22,679,900
Kalispel Tribe of Indians Series 2018-A 5.25%, 01/01/2038(a)	750	810,303
King County Public Hospital District No. 4 Series 2015-A 5.00%, 12/01/2030	2,235	2,248,356
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2048	9,000	9,406,084

abfunds.com	AB MUNICIPAL INCOME SHARES | 81

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Port of Seattle WA Series 2015-C 5.00%, 04/01/2033	$5,035	$5,251,120
Series 2019 5.00%, 04/01/2044	3,380	3,634,385
State of Washington Series 2020-A 5.00%, 08/01/2038	15,000	17,005,522
Series 2021-A 5.00%, 08/01/2040	12,000	13,723,247
Series 2021-F 5.00%, 06/01/2039	5,000	5,716,723
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2037-08/01/2044	19,885	21,475,585
Washington Health Care Facilities Authority (Overlake Hospital Medical Center Obligated Group) Series 2017-A 5.00%, 07/01/2035	2,350	2,558,558
Series 2017-B 5.00%, 07/01/2034	1,855	2,023,523
Washington Health Care Facilities Authority (Seattle Cancer Care Alliance Obligated Group) Series 2020 4.00%, 09/01/2045-09/01/2050	5,490	5,352,766
5.00%, 09/01/2039-09/01/2050	5,725	6,222,131
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2033-08/15/2037	18,005	19,139,724
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	19,340	18,675,151
Washington State Housing Finance Commission Series 2012-A 6.75%, 10/01/2047 (Pre-refunded/ETM)(a)	3,550	3,622,965

82 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-1, Class A 3.50%, 12/20/2035	$19,375	$17,678,044
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016 5.00%, 01/01/2031-01/01/2046(a)	2,790	2,745,081
Series 2019-A 5.00%, 01/01/2044-01/01/2055(a)	11,855	11,034,824
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014-A 7.375%, 01/01/2044(a)	3,215	3,353,209
Washington State Housing Finance Commission (Spokane United Methodist Homes Obligated Group) Series 2020 5.00%, 01/01/2056(a)	2,000	1,662,306

		196,019,507

West Virginia – 0.1%
City of South Charleston WV (City of South Charleston WV South Charleston Park Place Excise Tax District) Series 2022 4.50%, 06/01/2050(a)	1,000	796,355
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	3,000	2,812,554
West Virginia Economic Development Authority (Arch Resources, Inc.) Series 2021 4.125%, 07/01/2045	4,035	4,053,507
West Virginia Hospital Finance Authority Series 2013-A 5.50%, 06/01/2044 (Pre-refunded/ETM)	2,100	2,168,083

		9,830,499

Wisconsin – 4.0%
St. Croix Chippewa Indians of Wisconsin Series 2021 5.00%, 09/30/2041(a)	8,850	7,122,222

abfunds.com	AB MUNICIPAL INCOME SHARES | 83

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

UMA Education, Inc. Series 2019 5.00%, 10/01/2034-10/01/2039(a)	$21,005	$21,913,294
Wisconsin Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group) Series 2017 5.00%, 08/15/2052(b)	20,345	22,235,885
Wisconsin Health & Educational Facilities Authority (Marshfield Clinic Health System Obligated Group) AGM Series 2020 3.00%, 02/15/2038	1,035	906,611
4.00%, 02/15/2036-02/15/2037	2,650	2,676,487
5.00%, 02/15/2028-02/15/2031	3,500	3,927,019
Wisconsin Health & Educational Facilities Authority (Oakwood Lutheran Senior Ministries Obligated Group) Series 2021 4.00%, 01/01/2057	5,000	3,927,353
Wisconsin Health & Educational Facilities Authority (Rogers Memorial Hospital, Inc. Obligated Group) Series 2019 5.00%, 07/01/2044	1,000	1,072,786
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 5.00%, 11/01/2039-11/01/2054	3,690	3,652,228
Wisconsin Health & Educational Facilities Authority (Thedacare, Inc. Obligated Group) Series 2019 4.00%, 12/15/2035-12/15/2038	7,405	7,397,780
Wisconsin Housing & Economic Development Authority (Roers Sun Prairie Apartments Owner LLC) Series 2022 4.625%, 03/15/2040(a)	2,510	2,310,285
Series 2022-A 3.875%, 12/01/2039(a)	11,525	10,557,495

84 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority Series 2022 6.00%, 02/01/2062(a)	$12,000	$11,326,112
Wisconsin Public Finance Authority (21st Century Public Academy) Series 2020 5.00%, 06/01/2049(a)	1,340	1,206,198
Wisconsin Public Finance Authority (ACTS Retirement-Life Communities, Inc. Obligated Group) Series 2020 4.00%, 11/15/2037	600	607,795
5.00%, 11/15/2041	1,500	1,638,245
Wisconsin Public Finance Authority (Appalachian Regional Healthcare System Obligated Group) Series 2021 4.00%, 07/01/2046-07/01/2051	2,775	2,518,861
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	3,335	3,379,506
Wisconsin Public Finance Authority (Blue Ridge Healthcare Obligated Group) Series 2020 4.00%, 01/01/2045	1,500	1,468,637
5.00%, 01/01/2038-01/01/2040	1,750	1,924,654
Wisconsin Public Finance Authority (Carmelite System, Inc. Obligated Group (The)) Series 2020 5.00%, 01/01/2045	2,030	2,141,752
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(a)	57,000	55,317,582
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-C 4.30%, 11/01/2030	2,060	2,113,973
Series 2016-D 4.05%, 11/01/2030	720	733,565
Wisconsin Public Finance Authority (CFC-SA LLC) Series 2022 5.00%, 02/01/2052-02/01/2062	12,500	12,689,850
5.75%, 02/01/2052(a)	15,500	14,476,600

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2042-05/01/2047	$2,650	$2,742,417
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017-A 5.25%, 05/15/2037-05/15/2047(a)	3,225	3,257,616
Wisconsin Public Finance Authority (McLemore Resort Manager LLC) Series 2021 4.50%, 06/01/2056(a)	6,000	4,809,109
Wisconsin Public Finance Authority (National Senior Communities, Inc. Obligated Group) Series 2022 4.00%, 01/01/2047-01/01/2052	3,750	3,555,829
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.25%, 03/01/2035(a)	1,550	1,598,996
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042-03/01/2047(c)	17,100	17,649,619
Wisconsin Public Finance Authority (Rose Villa, Inc.Obligated Group) Series 2014-A 5.75%, 11/15/2044(a)	1,000	1,020,238
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2020 5.00%, 04/01/2040-04/01/2050(a)	4,650	4,767,172
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021 4.00%, 06/01/2056	29,090	21,045,542
Series 2022 4.00%, 06/01/2049	3,900	2,959,900
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015-A 5.00%, 09/01/2030(a)	545	555,875

86 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Sky Harbour Capital LLC Obligated Group) Series 2021 4.25%, 07/01/2054	$3,500	$2,911,828
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2021 4.00%, 02/01/2046-02/01/2051	13,500	12,856,816
Wisconsin Public Finance Authority (Uwharrie Charter Academy) Series 2022 5.00%, 06/15/2052-06/15/2062(a)	8,715	8,400,492
Wisconsin Public Finance Authority (Washoe Barton Medical Clinic) Series 2021 4.00%, 12/01/2051	3,300	2,953,923

		290,328,147

Total Long-Term Municipal Bonds (cost $8,279,424,400)		7,773,829,426

Short-Term Municipal Notes – 0.0%
Indiana – 0.0%
Indiana Finance Authority (Greencroft Goshen Obligated Group) Series 2023-2 4.00%, 11/15/2023(c) (cost $798,156)	795	794,746

Total Municipal Obligations (cost $8,280,222,556)		7,774,624,172

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.6%
Agency CMBS – 0.6%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	35,201	35,712,262
Series 2021-3, Class A 3.25%, 08/20/2036	7,106	6,801,980
Series 2021-3, Class X 0.764%, 08/20/2036(i)	20,671	1,331,980
Washington State Housing Finance Commission Series 2021-1, Class X 0.725%, 12/20/2035(i)	14,805	802,099

Total Commercial Mortgage-Backed Securities (cost $51,775,594)		44,648,321

abfunds.com	AB MUNICIPAL INCOME SHARES | 87

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 0.0%
Industrial – 0.0%
Banks – 0.0%
UMB Financial Corp. 1.00%, 01/01/2049(j)(k) (cost $225,284)	$225	$225,109

	Shares
SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.22%(l)(m)(n) (cost $122,399,981)	122,399,981	122,399,981

Total Investments – 108.7% (cost $8,454,623,415)		7,941,897,583
Other assets less liabilities – (8.7)%		(636,209,518)

Net Assets – 100.0%		$7,305,688,065

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	90,795	01/15/2025	2.565%	CPI#	Maturity	$9,588,735	$	– 0	–	$9,588,735
USD	45,398	01/15/2025	2.613%	CPI#	Maturity	4,708,046		– 0	–	4,708,046
USD	45,397	01/15/2025	2.585%	CPI#	Maturity	4,757,962		– 0	–	4,757,962
USD	34,210	01/15/2025	4.028%	CPI#	Maturity	1,567,005		– 0	–	1,567,005
USD	83,920	01/15/2026	CPI#	3.765%	Maturity	(4,070,316)		– 0	–	(4,070,316)
USD	158,000	01/15/2027	CPI#	3.320%	Maturity	(10,547,949)		– 0	–	(10,547,949)
USD	156,000	01/15/2027	CPI#	3.466%	Maturity	(8,995,400)		(200,095)		(8,795,305)
USD	127,850	01/15/2027	CPI#	3.323%	Maturity	(8,511,345)		– 0	–	(8,511,345)
USD	371,020	01/15/2028	0.735%	CPI#	Maturity	90,008,198		– 0	–	90,008,198
USD	219,860	01/15/2028	1.230%	CPI#	Maturity	45,357,008		– 0	–	45,357,008
USD	273,300	01/15/2029	CPI#	3.390%	Maturity	(13,418,902)		– 0	–	(13,418,902)
USD	190,780	01/15/2029	CPI#	3.735%	Maturity	(3,757,519)		– 0	–	(3,757,519)
USD	79,070	01/15/2029	CPI#	3.331%	Maturity	(4,274,500)		– 0	–	(4,274,500)
USD	67,450	01/15/2030	1.572%	CPI#	Maturity	13,669,873		– 0	–	13,669,873
USD	67,450	01/15/2030	1.587%	CPI#	Maturity	13,575,276		– 0	–	13,575,276
USD	93,000	01/15/2031	2.782%	CPI#	Maturity	9,154,415		– 0	–	9,154,415
USD	85,000	01/15/2031	2.680%	CPI#	Maturity	9,240,463		– 0	–	9,240,463
USD	76,750	01/15/2031	2.989%	CPI#	Maturity	5,936,315		– 0	–	5,936,315
USD	75,410	01/15/2032	CPI#	3.064%	Maturity	(5,022,075)		– 0	–	(5,022,075)

88 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	52,000	04/15/2032	CPI#	2.909%	Maturity	$(4,194,037)	$	– 0	–	$(4,194,037)

						$144,771,253		$(200,095)		$144,971,348

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	500,000	01/15/2027	1 Day SOFR	2.206%	Annual	$(10,808,458)	$	– 0	–	$(10,808,458)
USD	80,000	01/15/2027	1 Day SOFR	2.748%	Annual	84,126		– 0	–	84,126
USD	250,000	01/15/2028	1.068%	3 Month LIBOR	Semi-Annual/ Quarterly	24,660,479		– 0	–	24,660,479
USD	200,000	01/15/2028	1.092%	3 Month LIBOR	Semi-Annual/ Quarterly	19,571,062		– 0	–	19,571,062
USD	240,000	01/15/2029	1.363%	3 Month LIBOR	Semi-Annual/ Quarterly	23,007,570		(173,382)		23,180,952
USD	150,000	01/15/2031	1.439%	3 Month LIBOR	Semi-Annual/ Quarterly	17,211,157		– 0	–	17,211,157
USD	280,900	04/15/2032	1.280%	1 Day SOFR	Annual	34,568,857		– 0	–	34,568,857
USD	200,000	04/15/2032	1.305%	1 Day SOFR	Annual	24,173,631		– 0	–	24,173,631
USD	174,000	04/15/2032	2.177%	1 Day SOFR	Annual	7,707,983		– 0	–	7,707,983
USD	155,000	04/15/2032	2.574%	1 Day SOFR	Annual	1,568,742		– 0	–	1,568,742
USD	68,000	04/14/2034	1.080%	3 Month LIBOR	Semi-Annual/ Quarterly	13,212,152		– 0	–	13,212,152
USD	63,810	04/14/2034	1.022%	3 Month LIBOR	Semi-Annual/ Quarterly	12,775,450		– 0	–	12,775,450
USD	160,000	02/15/2036	1.469%	3 Month LIBOR	Semi-Annual/ Quarterly	27,573,249		– 0	–	27,573,249
USD	180,000	02/15/2041	1 Day SOFR	1.697%	Annual	(24,980,131)		– 0	–	(24,980,131)
USD	100,000	02/15/2041	1 Day SOFR	1.786%	Annual	(12,544,776)		– 0	–	(12,544,776)
USD	86,500	02/15/2041	1 Day SOFR	1.770%	Annual	(11,065,010)		– 0	–	(11,065,010)
USD	24,000	02/15/2041	1 Day SOFR	1.697%	Annual	(3,332,482)		– 0	–	(3,332,482)
USD	40,000	04/15/2044	1.281%	3 Month LIBOR	Semi-Annual/ Quarterly	10,738,737		– 0	–	10,738,737
USD	50,000	02/15/2051	1.469%	1 Day SOFR	Annual	10,098,680		– 0	–	10,098,680

						$164,221,018		$(173,382)		$164,394,400

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PORTFOLIO OF INVESTMENTS (continued)

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD 52,610	10/09/2029	1.125%	SIFMA	*	Quarterly	$4,756,241	$	– 0	–	$4,756,241

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2022, the aggregate market value of these securities amounted to $935,577,028 or 12.8% of net assets.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(c)	When-Issued or delayed delivery security.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2022.

(e)	Non-income producing security.

(f)	Defaulted.

(g)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013-B 10.50%, 07/01/2039	11/22/2013	$1,973,785	$27	0.00%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014-A 7.50%, 07/01/2023	07/31/2014	868,862	12	0.00%
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012-B 8.00%, 07/01/2038	08/31/2012	2,182,730	545,000	0.01%

(h)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.05% of net assets as of April 30, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Scranton-Lackawanna Health and Welfare Authority (Scranton Parking System Concession Project) Series 2016-D Zero Coupon, 01/01/2057	11/29/2017	$6,322,745	$3,483,300	0.05%

(i)	IO – Interest Only.

(j)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(k)	Fair valued by the Adviser.

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PORTFOLIO OF INVESTMENTS (continued)

(l)	Affiliated investments.

(m)	The rate shown represents the 7-day yield as of period end.

(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2022, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 1.9% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

SD – School District

SOFR – Secured Overnight Financing Rate

SRF – State Revolving Fund

UPMC – University of Pittsburgh Medical Center

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $8,332,223,434)	$7,819,497,602
Affiliated issuers (cost $122,399,981)	122,399,981
Cash collateral due from broker	49,191,577
Unaffiliated interest and dividends receivable	99,414,295
Receivable for shares of beneficial interest sold	43,581,988
Receivable for investment securities sold	11,107,862
Unrealized appreciation on interest rate swaps	4,756,241
Receivable for variation margin on centrally cleared swaps	2,774,947
Affiliated dividends receivable	27,032
Receivable due from Adviser	16,096

Total assets	8,152,767,621

Liabilities
Due to custodian	547,941
Payable for floating rate notes issued*	567,370,000
Payable for investment securities purchased	248,689,168
Dividends payable	21,100,836
Cash collateral due to broker	4,500,000
Payable for shares of beneficial interest redeemed	4,459,446
Other liabilities	412,165

Total liabilities	847,079,556

Net Assets	$7,305,688,065

Composition of Net Assets
Shares of beneficial interest, at par	$6,433
Additional paid-in capital	7,574,303,214
Accumulated loss	(268,621,582)

Net Assets	$7,305,688,065

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 643,257,653 common shares outstanding)	$11.36

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended April 30, 2022

Investment Income
Interest	$243,664,199
Dividends
Unaffiliated issuers	56
Affiliated issuers	70,443
Other income(a)	235,740	$243,970,438

Expenses
Interest expense	5,087,892

Total expenses		5,087,892

Net investment income		238,882,546

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		5,658,579
Swaps		(39,313,657)
Net change in unrealized appreciation/depreciation of:
Investments		(968,661,419)
Swaps		158,729,073

Net loss on investment transactions		(843,587,424)

Net Decrease in Net Assets from Operations		$(604,704,878)

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2022	Year Ended April 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$238,882,546	$200,425,996
Net realized gain (loss) on investment transactions	(33,655,078)	24,695,064
Net change in unrealized appreciation/depreciation of investments	(809,932,346)	837,739,530

Net increase (decrease) in net assets from operations	(604,704,878)	1,062,860,590
Distribution to Shareholders	(234,498,949)	(205,021,107)
Transactions in Shares of Beneficial Interest
Net increase	1,795,176,001	805,965,637

Total increase	955,972,174	1,663,805,120
Net Assets
Beginning of period	6,349,715,891	4,685,910,771

End of period	$7,305,688,065	$6,349,715,891

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2022

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over

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NOTES TO FINANCIAL STATEMENTS (continued)

the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate

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issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2022:

	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$7,773,829,426		$	– 0	–	$7,773,829,426
Short-Term Municipal Notes		– 0	–	794,746			– 0	–	794,746
Commercial Mortgage-Backed Securities		– 0	–	44,648,321			– 0	–	44,648,321
Corporates – Non-Investment Grade		– 0	–	– 0	–		225,109		225,109
Short-Term Investments		122,399,981		– 0	–		– 0	–	122,399,981
Liabilities:
Floating Rate Notes(a)		(567,370,000)		– 0	–		– 0	–	(567,370,000)

Total Investments in Securities		(444,970,019)		7,819,272,493			225,109		7,374,527,583
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	207,563,296			– 0	–	207,563,296	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	226,951,875			– 0	–	226,951,875	(c)
Interest Rate Swaps		– 0	–	4,756,241			– 0	–	4,756,241
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(62,792,043)			– 0	–	(62,792,043	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(62,730,857)			– 0	–	(62,730,857	)(c)

Total		$(444,970,019)		$8,133,021,005			$225,109		$7,688,276,095

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating

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expenses. The Fund is an integral part of separately managed accounts in wrap fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2022, such reimbursement amounted to $166,440.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended April 30, 2022 is as follows:

Fund	Market Value 4/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$203,340	$1,641,509	$1,722,449	$122,400	$70

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding
U.S. government securities)	$2,688,695,587		$439,552,707
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$7,909,054,672

Gross unrealized appreciation	$520,091,180
Gross unrealized depreciation	(739,652,427)

Net unrealized depreciation	$(219,561,247)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective

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swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts.

Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal

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to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2022, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

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During the year ended April 30, 2022, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a

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deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended April 30, 2022, the Fund held credit default swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended April 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$434,688,553	*	Receivable/Payable for variation margin on centrally cleared swaps	$125,322,805	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	4,756,241

Total		$439,444,794			$125,322,805

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(39,561,608)	$158,729,073

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	247,951	– 0	–

Total		$(39,313,657)	$158,729,073

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2022:

Interest Rate Swaps:
Average notional amount	$93,079,231
Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,139,993,846
Centrally Cleared Inflation Swaps:
Average notional amount	$1,710,127,692
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$84,000,000	(a)

(a)	Positions were open for five months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*	Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA	$4,756,241	$	– 0	–	$(4,500,000)	$	– 0	–	$256,241

Total	$4,756,241	$	– 0	–	$(4,500,000)	$	– 0	–	$256,241	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

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^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2022	Year Ended April 30, 2021

Shares sold	226,863,887	146,960,472	$2,840,231,872	$1,782,285,111

Shares redeemed	(83,479,736)	(80,876,327)	(1,045,055,871)	(976,319,474)

Net increase	143,384,151	66,084,145	$1,795,176,001	$805,965,637

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including

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NOTES TO FINANCIAL STATEMENTS (continued)

economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as

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specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the

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Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended April 30, 2022.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2022 and April 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$11,930,509	$9,503,344

Total taxable distributions	11,930,509	9,503,344
Tax-exempt distributions	222,568,440	195,517,763

Total distributions paid	$234,498,949	$205,021,107

As of April 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$21,527,237
Accumulated capital and other losses	(48,700,265	)(a)
Unrealized appreciation/(depreciation)	(219,850,009	)(b)

Total accumulated earnings/(deficit)	$(247,023,037	)(c)

(a)	As of April 30, 2022, the Fund had a net capital loss carryforward of $48,700,265.
(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of tender option bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

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NOTES TO FINANCIAL STATEMENTS (continued)

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2022, the Fund had a net short-term capital loss carryforward of $48,700,265, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2022, the amount of the Fund’s Floating Rate Notes outstanding was $567,370,000 and the related interest rate was 0.47% to 0.66%. For the year ended April 30, 2022, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $559,295,740 and 0.90%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be

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NOTES TO FINANCIAL STATEMENTS (continued)

treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 12.70	$ 10.80	$ 11.70	$ 11.32	$ 11.25

Income From Investment Operations

Net investment income(a)	.43	.44	.44	.45	.44

Net realized and unrealized gain (loss) on investment transactions	(1.35)	1.91	(.90)	.38	.07

Net increase (decrease) in net asset value from operations	(.92)	2.35	(.46)	.83	.51

Less: Dividends

Dividends from net investment income	(.42)	(.45)	(.44)	(.45)	(.44)

Net asset value, end of period	$ 11.36	$ 12.70	$ 10.80	$ 11.70	$ 11.32

Total Return

Total investment return based on net asset value(b)	(7.52)%	22.01%	(4.23)%	7.53%	4.55%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,305,688	$6,349,716	$4,685,911	$3,509,575	$2,760,892

Ratio to average net assets of:

Expenses(c)	.07%	.07%	.01%	.01%	.01%

Net investment income	3.38%	3.62%	3.67%	3.91%	3.82%

Portfolio turnover rate	6%	10%	12%	14%	19%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratios, excluding interest expense are .00%, .00%, .00%, .00% and .00%, respectively.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of AB Municipal Income Shares:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Municipal Income Shares (the “Fund”) (one of the series constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Corporate Shares) at April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 24, 2022

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew Potter(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein
Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Hults, Norton and Potter are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	73	None

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Erzan is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Terrance T. Hults 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Matthew J. Norton 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer – Municipal Bonds.

Andrew D. Potter 37	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2017.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Income Shares (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and

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distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an

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arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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NOTES

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AB MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MIS-0151-0422

APR    04.30.22

ANNUAL REPORT

AB TAXABLE MULTI-SECTOR INCOME SHARES

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Taxable Multi-Sector Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 1

ANNUAL REPORT

June 6, 2022

This report provides management’s discussion of fund performance for AB Taxable Multi-Sector Income Shares for the annual reporting period ended April 30, 2022. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to generate income and price appreciation.

NAV RETURNS AS OF APRIL 30, 2022 (unaudited)

	6 Months	12 Months

AB TAXABLE MULTI-SECTOR INCOME SHARES	-2.96%	-2.98%

Bloomberg US Aggregate ex Government Bond Index	-10.33%	-9.33%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg US Aggregate ex Government Bond Index, for the six- and 12-month periods ended April 30, 2022.

During both periods, the Fund outperformed the benchmark. Over the 12-month period, yield-curve positioning was the largest contributor, relative to the benchmark, as positioning on the five- to 30-year parts of the curve added more to returns than a loss from positioning on the two-year part of the curve. Security selection also contributed, mostly from selection within US municipal bonds, consumer noncyclical, banking, services and capital goods. Industry allocation added positively to results, since off-benchmark exposure to US Treasuries, no exposure to 30-year conventional mortgage-backed securities and an overweight to car loan asset-backed securities contributed more than losses from off-benchmark exposure to collateralized mortgage obligations and supranationals.

During the six-month period, positioning on the five- to 30-year parts of the yield curve contributed the most to returns, exceeding a loss from positioning on the two-year part of the curve. Security selection also added to performance, primarily from selection within US municipal bonds, consumer noncyclical, banking, consumer cyclical and capital goods. Industry allocation detracted from performance, as no exposure to mortgage-backed securities, overweights to US municipal bonds and consumer noncyclical and off-benchmark exposure to supranationals detracted more than gains from off-benchmark exposure to US Treasuries and an overweight to car loan asset-backed securities.

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During both periods, the Fund utilized derivatives in the form of interest rate swaps for hedging purposes, which had an immaterial impact on absolute returns, as well as credit default swaps for hedging and investment purposes, which added.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended April 30, 2022, fixed-income government bond market yields increased rapidly, and bond prices fell in all developed markets. Government bond returns fell the most in the UK and Australia, and fell by the least in Japan. Most major central banks started the path of tightening monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. Inflation expectations worsened toward the end of the period when Russia invaded Ukraine, causing energy and agricultural prices to spike. Global inflation-linked bonds had positive returns and significantly outperformed nominal government bonds. In credit sectors, high-yield corporate bonds in the US and eurozone outperformed treasuries, while investment-grade corporate bonds underperformed respective treasury markets, except in the eurozone. Securitized assets generally outperformed corporate bonds. Emerging-market bonds lagged as the US dollar advanced against most developed- and emerging-market currencies. Brent crude oil prices surged from increased demand and as major oil producers limited production increases.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates but has leeway to invest in below investment-grade bonds as well.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and US and non-US government securities. The Fund may invest up to 50% of its assets in below investment-grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

(continued on next page)

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 3

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in mortgage-related and other asset-backed securities; loan participations; inflation-indexed securities; structured securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

Currencies can have a dramatic effect on returns of non-US dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

4 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Aggregate ex Government Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg US Aggregate ex Government Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of

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DISCLOSURES AND RISKS (continued)

municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

4/30/2012 TO 4/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Taxable Multi-Sector Income Shares (from 4/30/2012 to 4/30/2022) as compared to the performance of the Fund’s benchmark.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2022 (unaudited)

NAV Returns

1 Year	-2.98%

5 Years	1.59%

10 Years	1.56%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

NAV Returns

1 Year	-2.08%

5 Years	1.77%

10 Years	1.74%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$970.40	$	– 0 –	0.00%
Hypothetical**	$1,000	$1,024.79	$	– 0 –	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 11

PORTFOLIO SUMMARY

April 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $297.2

1

All data are as of April 30, 2022. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

April 30, 2022

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 66.8%
Industrial – 47.1%
Basic – 4.1%
Air Products and Chemicals, Inc. 1.50%, 10/15/2025	$1,600	$1,500,336
DuPont de Nemours, Inc. 4.205%, 11/15/2023	2,200	2,230,250
Eastman Chemical Co. 3.80%, 03/15/2025	2,000	1,991,580
EI du Pont de Nemours and Co. 1.70%, 07/15/2025	1,265	1,193,970
Georgia-Pacific LLC 0.625%, 05/15/2024(a)	1,750	1,659,420
Glencore Funding LLC 3.00%, 10/27/2022(a)	225	225,558
Linde, Inc./CT 2.65%, 02/05/2025	2,250	2,210,625
LyondellBasell Industries NV 5.75%, 04/15/2024	1,140	1,177,552

		12,189,291

Capital Goods – 4.7%
Caterpillar Financial Services Corp. 0.536% (SOFR + 0.27%), 09/13/2024(b)	1,000	992,590
CNH Industrial Capital LLC 1.95%, 07/02/2023	2,000	1,971,420
Eaton Corp. 2.75%, 11/02/2022	1,265	1,268,188
General Dynamics Corp. 3.25%, 04/01/2025	1,665	1,660,471
Illinois Tool Works, Inc. 3.50%, 03/01/2024	1,550	1,564,942
John Deere Capital Corp. 0.402% (SOFR + 0.12%), 07/10/2023(b)	1,000	996,400
Parker-Hannifin Corp. 2.70%, 06/14/2024	1,000	983,350
Republic Services, Inc. 2.50%, 08/15/2024	1,000	978,520
Trane Technologies Luxembourg Finance SA 3.55%, 11/01/2024	2,000	1,999,080
Waste Management, Inc. 2.40%, 05/15/2023	1,630	1,630,701

		14,045,662

Communications - Media – 1.4%
Omnicom Group, Inc./Omnicom Capital, Inc. 3.65%, 11/01/2024	2,000	2,000,520

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

TWDC Enterprises 18 Corp. 2.35%, 12/01/2022	$250	$250,137
Walt Disney Co. (The) 1.65%, 09/01/2022	500	499,465
3.00%, 09/15/2022	1,500	1,506,570

		4,256,692

Communications - Telecommunications – 1.7%
Rogers Communications, Inc. 3.00%, 03/15/2023	2,000	2,004,260
T-Mobile USA, Inc. 2.625%, 04/15/2026	1,402	1,307,645
Verizon Communications, Inc. 2.355%, 03/15/2032	2,169	1,827,708

		5,139,613

Consumer Cyclical - Automotive – 1.3%
BMW Finance NV 2.25%, 08/12/2022(a)	675	675,054
General Motors Financial Co., Inc. 1.588%, 04/07/2025	1,500	1,495,605
5.10%, 01/17/2024	1,500	1,532,565

		3,703,224

Consumer Cyclical - Entertainment – 0.6%
YMCA of Greater New York 2.303%, 08/01/2026	1,765	1,648,722

Consumer Cyclical - Other – 3.6%
DR Horton, Inc. 2.50%, 10/15/2024	2,875	2,801,342
Las Vegas Sands Corp. 3.20%, 08/08/2024	2,885	2,770,610
Lennar Corp. 4.50%, 04/30/2024	3,025	3,070,556
Marriott International, Inc./MD 3.75%, 03/15/2025	1,075	1,077,258
PulteGroup, Inc. 5.50%, 03/01/2026	1,000	1,042,320

		10,762,086

Consumer Cyclical - Restaurants – 0.7%
Starbucks Corp. 1.30%, 05/07/2022	2,000	1,999,860

Consumer Cyclical - Retailers – 3.1%
AutoZone, Inc. 3.25%, 04/15/2025	2,000	1,976,040

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Costco Wholesale Corp. 2.75%, 05/18/2024	$1,000	$998,000
Dollar Tree, Inc. 4.00%, 05/15/2025	2,000	2,011,320
NIKE, Inc. 2.40%, 03/27/2025	2,250	2,198,408
VF Corp. 2.40%, 04/23/2025	1,670	1,615,324
Walmart, Inc. 3.30%, 04/22/2024	500	504,355

		9,303,447

Consumer Non-Cyclical – 10.4%
AbbVie, Inc. 2.30%, 11/21/2022	1,325	1,325,119
2.90%, 11/06/2022	1,000	1,003,250
AmerisourceBergen Corp. 0.737%, 03/15/2023	1,065	1,049,132
3.25%, 03/01/2025	1,350	1,333,679
Baxter International, Inc. 0.868%, 12/01/2023(a)	2,300	2,212,646
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	2,275	2,069,431
Biogen, Inc. 3.625%, 09/15/2022	1,479	1,487,001
Bristol-Myers Squibb Co. 2.60%, 05/16/2022	1,025	1,025,502
Cardinal Health, Inc. 3.079%, 06/15/2024	1,000	991,170
3.20%, 03/15/2023	1,000	1,003,500
CommonSpirit Health 2.76%, 10/01/2024	1,000	976,390
CVS Health Corp. 2.75%, 12/01/2022	2,175	2,181,199
DH Europe Finance II Sarl 2.05%, 11/15/2022	1,850	1,849,112
Gilead Sciences, Inc. 3.70%, 04/01/2024	1,300	1,308,671
Hershey Co. (The) 0.90%, 06/01/2025	1,300	1,212,991
Newell Brands, Inc. 4.45%, 04/01/2026	613	606,226
4.875%, 06/01/2025	183	185,110
Philip Morris International, Inc. 3.375%, 08/11/2025	2,000	1,985,860

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/2023	$640	$638,355
Tyson Foods, Inc. 3.95%, 08/15/2024	3,000	3,025,080
UPMC Series D-1 3.60%, 04/03/2025	2,250	2,243,318
Zoetis, Inc. 3.25%, 02/01/2023	1,000	1,003,980

		30,716,722

Energy – 3.6%
BP Capital Markets America, Inc. 3.194%, 04/06/2025	2,000	1,981,260
Chevron Corp. 1.141%, 05/11/2023	1,665	1,643,039
EQT Corp. 6.625%, 02/01/2025	1,500	1,562,220
Exxon Mobil Corp. 1.571%, 04/15/2023	1,655	1,642,289
2.992%, 03/19/2025	2,000	1,982,420
Phillips 66 0.90%, 02/15/2024	1,900	1,825,824

		10,637,052

Services – 5.2%
Alibaba Group Holding Ltd. 3.60%, 11/28/2024	1,000	995,680
Amazon.com, Inc. 2.40%, 02/22/2023	875	876,138
2.50%, 11/29/2022	1,305	1,308,197
Booking Holdings, Inc. 3.65%, 03/15/2025	1,000	1,002,990
eBay, Inc. 2.75%, 01/30/2023	1,500	1,502,715
Enterprise Community Loan Fund, Inc. Series 2018 3.685%, 11/01/2023	1,180	1,187,446
Mastercard, Inc. 2.00%, 03/03/2025	2,250	2,187,382
Moody’s Corp. 2.625%, 01/15/2023	750	750,803
4.875%, 02/15/2024	500	512,920
PayPal Holdings, Inc. 2.20%, 09/26/2022	2,700	2,705,076
Verisk Analytics, Inc. 4.00%, 06/15/2025	2,500	2,512,775

		15,542,122

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Technology – 6.7%
Alphabet, Inc. 3.375%, 02/25/2024	$1,500	$1,518,390
Apple, Inc. 2.40%, 05/03/2023	1,250	1,251,912
2.85%, 05/11/2024	250	249,875
3.00%, 02/09/2024	1,400	1,405,376
Autodesk, Inc. 4.375%, 06/15/2025	800	812,000
Baidu, Inc. 2.875%, 07/06/2022	375	374,899
Fidelity National Information Services, Inc. 0.375%, 03/01/2023	2,250	2,205,405
Fiserv, Inc. 2.75%, 07/01/2024	1,000	983,220
Hewlett Packard Enterprise Co. 1.45%, 04/01/2024	1,715	1,651,682
2.25%, 04/01/2023	500	497,495
International Business Machines Corp. 2.85%, 05/13/2022	1,000	1,000,580
Kyndryl Holdings, Inc. 2.05%, 10/15/2026(a)	1,751	1,530,321
Microchip Technology, Inc. 4.25%, 09/01/2025	1,000	993,690
Oracle Corp. 2.50%, 04/01/2025	3,100	2,960,841
QUALCOMM, Inc. 3.45%, 05/20/2025	1,800	1,802,970
salesforce.com, Inc. 3.25%, 04/11/2023	625	629,663

		19,868,319

		139,812,812

Financial Institutions – 18.0%
Banking – 14.1%
American Express Co. 3.40%, 02/27/2023	1,300	1,310,569
Bank of America Corp. 0.909% (BSBY 3 Month + 0.43%), 05/28/2024(b)	1,000	995,140
3.004%, 12/20/2023	615	613,512
3.093%, 10/01/2025	1,250	1,225,250
3.458%, 03/15/2025	500	496,110
Bank of New York Mellon Corp. (The) 2.661%, 05/16/2023	1,000	1,000,290
Barclays PLC 1.007%, 12/10/2024	1,500	1,430,535

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Capital One Financial Corp. 3.90%, 01/29/2024	$500	$502,625
Citigroup, Inc. 1.678%, 05/15/2024	1,000	985,570
2.876%, 07/24/2023	1,800	1,798,902
Danske Bank A/S 1.863% (LIBOR 3 Month + 1.06%), 09/12/2023(a)(b)	2,250	2,256,975
Goldman Sachs Group, Inc. (The) 2.905%, 07/24/2023	1,500	1,499,430
2.908%, 06/05/2023	1,300	1,299,779
HSBC Holdings PLC 1.645%, 04/18/2026	2,210	2,048,294
ING Groep NV 1.292% (SOFR + 1.01%), 04/01/2027(b)	1,350	1,322,987
JPMorgan Chase & Co. 0.768% (SOFR + 0.54%), 06/01/2025(b)	1,300	1,279,759
1.514%, 06/01/2024	1,800	1,770,804
3.797%, 07/23/2024	725	727,900
KeyBank NA/Cleveland OH 0.423%, 01/03/2024	2,000	1,966,660
Lloyds Banking Group PLC 1.326%, 06/15/2023	1,350	1,347,327
Mitsubishi UFJ Financial Group, Inc. 1.412%, 07/17/2025	2,300	2,124,786
Mizuho Financial Group, Inc. 1.241%, 07/10/2024	2,000	1,949,440
Morgan Stanley 2.72%, 07/22/2025	1,000	973,800
3.737%, 04/24/2024	2,000	1,999,720
Nationwide Building Society 4.363%, 08/01/2024(a)	200	201,570
Natwest Group PLC 4.269%, 03/22/2025	2,000	2,001,180
Sumitomo Mitsui Financial Group, Inc. 2.784%, 07/12/2022	2,000	2,004,780
Toronto-Dominion Bank (The) 0.611% (SOFR + 0.35%), 09/10/2024(b)	2,000	1,980,220
Wells Fargo & Co. 2.188%, 04/30/2026	1,850	1,747,787
2.406%, 10/30/2025	1,150	1,105,633

		41,967,334

Brokerage – 1.0%
Charles Schwab Corp. (The) 0.781% (SOFR + 0.50%), 03/18/2024(b)	3,000	2,990,880

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Finance – 1.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 1.65%, 10/29/2024	$1,000	$930,920
2.45%, 10/29/2026	1,000	891,430
Air Lease Corp. 2.30%, 02/01/2025	1,000	947,830
3.875%, 07/03/2023	300	300,972
Aircastle Ltd. 4.125%, 05/01/2024	1,500	1,491,345

		4,562,497

REITs – 1.4%
American Tower Corp. 3.375%, 05/15/2024	2,100	2,089,563
Host Hotels & Resorts LP Series E 4.00%, 06/15/2025	1,002	993,533
Simon Property Group LP 3.50%, 09/01/2025	1,000	992,650

		4,075,746

		53,596,457

Utility – 1.7%
Natural Gas – 0.7%
Southern Co. Gas Capital Corp. 2.45%, 10/01/2023	2,200	2,178,770

Other Utility – 1.0%
American Water Capital Corp. 3.40%, 03/01/2025	1,135	1,132,129
3.85%, 03/01/2024	1,650	1,665,642

		2,797,771

		4,976,541

Total Corporates – Investment Grade (cost $206,314,388)		198,385,810

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 15.5%
United States – 15.5%
Antonio B Won Pat International Airport Authority Series 2021-A 2.499%, 10/01/2025	740	696,227
California State University Series 2021-B 0.862%, 11/01/2025	2,000	1,832,348

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Central Texas Turnpike System Series 2020-B 1.98%, 08/15/2042	$1,000	$998,822
Chicago O’Hare International Airport Series 2020-D 1.168%, 01/01/2024	2,000	1,936,332
City & County of Denver CO Airport System Revenue Series 2020-C 1.115%, 11/15/2024	750	708,633
City of Glendale AZ (City of Glendale AZ COP) Series 2021 0.897%, 07/01/2024	3,000	2,861,636
City of Houston TX Airport System Revenue Series 2020-C 1.272%, 07/01/2024	1,000	961,452
City of Jacksonville FL (City of Jacksonville FL Lease) Series 2020-C 0.594%, 10/01/2023	1,500	1,459,933
City of New York NY Series 2021-D 0.59%, 08/01/2023	1,625	1,580,959
0.982%, 08/01/2025	380	351,811
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-B 2.237%, 11/01/2022	100	100,343
2.396%, 11/01/2023	1,050	1,046,317
County of Broward FL Airport System Revenue Series 2019-C 2.384%, 10/01/2026	1,000	951,834
County of Riverside CA Series 2020 2.363%, 02/15/2023	200	198,523
Florida Development Finance Corp. Series 2021 0.30%, 12/01/2056	860	857,758
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	1,000	916,103

20 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Golden State Tobacco Securitization Corp. Series 2021 1.85%, 06/01/2031	$1,500	$1,484,751
Inland Empire Tobacco Securitization Corp. Series 2019 3.678%, 06/01/2038	900	873,997
Kansas Development Finance Authority (State of Kansas Department of Administration Lease) Series 2021-K 0.407%, 05/01/2023	1,415	1,388,715
Massachusetts Development Finance Agency (Berklee College of Music, Inc.) Series 2020 1.494%, 10/01/2023	385	375,524
Metropolitan Pier & Exposition Authority Series 2022 3.00%, 06/15/2024	1,000	999,573
Metropolitan Transportation Authority Series 2019-A 5.00%, 11/15/2048	2,000	2,096,558
Michigan Finance Authority (Michigan Finance Authority School Loan Revolving Fund) Series 2019 2.366%, 09/01/2049	1,000	998,624
Municipal Electric Authority of Georgia Series 2021 1.897%, 01/01/2027	385	355,087
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2019-H 5.25%, 09/01/2022(a)	1,000	1,012,199
Series 2021-G 5.25%, 09/01/2023(a)	1,440	1,491,928
New Jersey Turnpike Authority Series 2021-B 0.638%, 01/01/2024	1,000	959,345
0.897%, 01/01/2025	2,000	1,867,377
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2020-F 0.87%, 03/15/2025	1,400	1,300,568
Ohio Turnpike & Infrastructure Commission Series 2020 1.746%, 02/15/2023	700	697,575

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Turnpike Commission Series 2019 2.556%, 12/01/2025	$760	$739,776
Port of Portland OR Airport Revenue Series 2020-T 0.80%, 07/01/2022	600	599,518
1.00%, 07/01/2023	1,200	1,175,866
Reedy Creek Improvement District Series 2020-A 1.549%, 06/01/2023	700	686,841
State Board of Administration Finance Corp. Series 2020-A 1.258%, 07/01/2025	1,010	944,154
State of Connecticut Series 2021-A 0.309%, 06/01/2023	150	146,638
0.508%, 06/01/2024	1,000	948,635
State of Hawaii Airports System Revenue Series 2020-E 1.392%, 07/01/2025	1,000	936,213
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035	1,990	1,982,015
University of California Series 2022-S 5.00%, 05/15/2024	2,500	2,631,842
Virginia Small Business Financing Authority (Capital Beltway Express LLC) Series 2022 2.00%, 12/31/2023	2,000	2,000,451

Total Local Governments – US Municipal Bonds (cost $48,016,606)		46,152,801

GOVERNMENTS - TREASURIES – 8.7%
United States – 8.7%
U.S. Treasury Notes 1.00%, 12/15/2024 (cost $27,024,102)	27,000	25,747,031

ASSET-BACKED SECURITIES – 3.9%
Autos - Fixed Rate – 3.2%
CarMax Auto Owner Trust Series 2021-1, Class C 0.94%, 12/15/2026	500	463,779

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Carvana Auto Receivables Trust Series 2021-N1, Class C 1.30%, 01/10/2028	$1,170	$1,146,606
CPS Auto Receivables Trust Series 2021-A, Class C 0.83%, 09/15/2026(a)	500	489,344
Series 2021-B, Class C 1.23%, 03/15/2027(a)	1,000	966,869
DT Auto Owner Trust Series 2021-1A, Class C 0.84%, 10/15/2026(a)	500	482,847
Exeter Automobile Receivables Trust Series 2021-1A, Class C 0.74%, 01/15/2026	2,000	1,960,830
Foursight Capital Automobile Receivables Trust Series 2021-1, Class C 1.02%, 09/15/2026(a)	850	807,938
JPMorgan Chase Bank NA – CACLN Series 2021-1, Class B 0.875%, 09/25/2028(a)	1,186	1,160,966
Westlake Automobile Receivables Trust Series 2021-1A, Class C 0.95%, 03/16/2026(a)	2,000	1,938,769

		9,417,948

Other ABS - Fixed Rate – 0.7%
Affirm Asset Securitization Trust Series 2021-A, Class A 0.88%, 08/15/2025(a)	800	795,226
Series 2021-Z1, Class A 1.07%, 08/15/2025(a)	543	533,187
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)	792	712,185
Upstart Securitization Trust Series 2021-1, Class A 0.87%, 03/20/2031(a)	211	209,316

		2,249,914

Total Asset-Backed Securities (cost $12,051,637)		11,667,862

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.1%
Non-Agency Floating Rate CMBS – 0.8%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.555% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(b)	1,000	950,229

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

DBWF Mortgage Trust Series 2018-GLKS, Class A 1.584% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(b)	$1,000	$984,962
Invitation Homes Trust Series 2018-SFR4, Class A 1.654% (LIBOR 1 Month + 1.10%), 01/17/2038(a)(b)	319	317,843

		2,253,034

Non-Agency Fixed Rate CMBS – 0.3%
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 04/10/2031(a)	79	79,090
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-LC9, Class AS 3.353%, 12/15/2047(a)	750	749,040
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)	84	83,815

		911,945

Total Commercial Mortgage-Backed Securities (cost $3,213,482)		3,164,979

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.6%
Risk Share Floating Rate – 0.6%
Bellemeade Re Ltd. Series 2019-3A, Class M1B 2.268% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(b)	203	203,206
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 4.668% (LIBOR 1 Month + 4.00%), 08/25/2024(b)	41	41,812
Series 2015-DNA1, Class M3 3.968% (LIBOR 1 Month + 3.30%), 10/25/2027(b)	64	64,679
Series 2019-DNA3, Class M2 2.718% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(b)	42	42,226
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 5.068% (LIBOR 1 Month + 4.40%), 01/25/2024(b)	139	143,585

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2014-C03, Class 2M2 3.568% (LIBOR 1 Month + 2.90%), 07/25/2024(b)	$66	$66,204
Series 2016-C01, Class 1M2 7.418% (LIBOR 1 Month + 6.75%), 08/25/2028(b)	265	283,244
Series 2016-C02, Class 1M2 6.668% (LIBOR 1 Month + 6.00%), 09/25/2028(b)	253	266,288
Series 2016-C03, Class 1M2 5.968% (LIBOR 1 Month + 5.30%), 10/25/2028(b)	138	143,443
Series 2016-C06, Class 1M2 4.918% (LIBOR 1 Month + 4.25%), 04/25/2029(b)	116	121,626
Series 2016-C07, Class 2M2 5.018% (LIBOR 1 Month + 4.35%), 05/25/2029(b)	126	131,452
Series 2017-C06, Class 2M2 3.468% (LIBOR 1 Month + 2.80%), 02/25/2030(b)	149	151,441

		1,659,206

Agency Fixed Rate – 0.0%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class LD 1.75%, 01/15/2027	83	82,431
Series 4459, Class CA 5.00%, 12/15/2034	23	24,213

		106,644

Total Collateralized Mortgage Obligations (cost $1,747,216)		1,765,850

CORPORATES - NON-INVESTMENT GRADE – 0.3%
Industrial – 0.3%
Consumer Cyclical - Automotive – 0.3%
Ford Motor Credit Co. LLC 4.95%, 05/28/2027 (cost $779,101)	779	757,344

	Shares
SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 1.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.22%(c)(d)(e) (cost $5,197,743)	5,197,743	5,197,743

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 0.3%
California – 0.3%
Golden State Tobacco Securitization Corp. Series 2021 0.502%, 06/01/2022 (cost $1,000,000)	$1,000	$999,388

Total Short-Term Investments (cost $6,197,743)		6,197,131

Total Investments – 98.9% (cost $305,344,275)		293,838,808
Other assets less liabilities – 1.1%		3,327,372

Net Assets – 100.0%		$297,166,180

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	44,000	01/31/2024	1 Day SOFR	1.031%	Annual	$(1,138,482)	$	– 0	–	$(1,138,482)
USD	20,000	03/31/2027	1.478%	1 Day SOFR	Annual	1,134,281		– 0	–	1,134,281

						$(4,201)	$	– 0	–	$(4,201)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00%	Monthly	7.50%	USD	2,200	$(198,806)	$19,797	$(218,603)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	30	(7,255)	(2,835)	(4,420)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	55	(13,376)	(7,177)	(6,199)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	169	(40,810)	(15,703)	(25,107)

26 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	17	$(4,081)	$(1,609)	$(2,472)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	210	(50,786)	(20,053)	(30,733)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	314	(75,951)	(29,219)	(46,732)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	273	(65,974)	(24,636)	(41,338)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,000	(241,683)	(143,990)	(97,693)

						$(698,722)	$(225,425)	$(473,297)

*	Termination date

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2022, the aggregate market value of these securities amounted to $22,772,729 or 7.7% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2022.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

Glossary:

ABS – Asset-Backed Securities

BSBY – Bloomberg Short-Term Bank Yield Index

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 27

STATEMENT OF ASSETS & LIABILITIES

April 30, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $300,146,532)	$288,641,065
Affiliated issuers (cost $5,197,743)	5,197,743
Cash collateral due from broker	898,551
Interest receivable	1,699,307
Receivable for investment securities sold	1,207,845
Receivable for shares of beneficial interest sold	804,485
Affiliated dividends receivable	693
Receivable due from Adviser	344
Other assets	1,865

Total assets	298,451,898

Liabilities
Market value on credit default swaps (net premiums received $225,425)	698,722
Dividends payable	334,571
Payable for shares of beneficial interest redeemed	247,634
Payable for variation margin on centrally cleared swaps	4,791

Total liabilities	1,285,718

Net Assets	$297,166,180

Composition of Net Assets
Shares of beneficial interest, at par	$310
Additional paid-in capital	308,821,288
Accumulated loss	(11,655,418)

Net Assets	$297,166,180

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 30,987,938 common shares outstanding)	$9.59

See notes to financial statements.

28 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

STATEMENT OF OPERATIONS

Year Ended April 30, 2022

Investment Income
Interest	$3,153,548
Dividends—Affiliated issuers	2,748
Other income(a)	7,228

Total investment income		$3,163,524

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		40,645
Swaps		959,952
Net change in unrealized appreciation/depreciation of:
Investments		(13,243,136)
Swaps		(423,267)

Net loss on investment transactions		(12,665,806)

Net Decrease in Net Assets from Operations		$(9,502,282)

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 29

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2022	Year Ended April 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,163,524	$3,616,796
Net realized gain on investment transactions	1,000,597	1,469,672
Net change in unrealized appreciation/depreciation of investments	(13,666,403)	2,003,959

Net increase (decrease) in net assets from operations	(9,502,282)	7,090,427
Distribution to Shareholders	(4,804,206)	(3,803,987)
Transactions in Shares of Beneficial Interest
Net increase	5,600,368	124,077,921

Total increase (decrease)	(8,706,120)	127,364,361
Net Assets
Beginning of period	305,872,300	178,507,939

End of period	$297,166,180	$305,872,300

See notes to financial statements.

30 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS

April 30, 2022

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Taxable Multi-Sector Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 31

NOTES TO FINANCIAL STATEMENTS (continued)

between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

32 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 33

NOTES TO FINANCIAL STATEMENTS (continued)

analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates—Investment Grade	$	– 0	–	$198,385,810		$	– 0	–	$198,385,810
Local Governments—US Municipal Bonds		– 0	–	46,152,801			– 0	–	46,152,801
Governments—Treasuries		– 0	–	25,747,031			– 0	–	25,747,031
Asset-Backed Securities		– 0	–	11,667,862			– 0	–	11,667,862
Commercial Mortgage-Backed Securities		– 0	–	3,164,979			– 0	–	3,164,979
Collateralized Mortgage Obligations		– 0	–	1,765,850			– 0	–	1,765,850
Corporates—Non-Investment Grade		– 0	–	757,344			– 0	–	757,344
Short-Term Investments:
Investment Companies		5,197,743		– 0	–		– 0	–	5,197,743
Short-Term Municipal Notes		– 0	–	999,388			– 0	–	999,388

Total Investments in Securities		5,197,743		288,641,065			– 0	–	293,838,808
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	1,134,281			– 0	–	1,134,281	(b)
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(1,138,482)			– 0	–	(1,138,482	)(b)
Credit Default Swaps		– 0	–	(698,722)			– 0	–	(698,722)

Total		$5,197,743		$287,938,142		$	– 0	–	$293,135,885

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and

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NOTES TO FINANCIAL STATEMENTS (continued)

expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2022, such reimbursement amounted to $7,228.

A summary of the Fund’s transactions in AB mutual funds for the year ended April 30, 2022 is as follows:

Fund	Market Value 4/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,862	$137,881	$135,545	$5,198	$3

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NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2022 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$100,171,961	$116,430,657
U.S. government securities	37,022,969	16,364,637

The cost of investments for federal income tax purposes,, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$305,629,910

Gross unrealized appreciation	$1,659,974
Gross unrealized depreciation	(13,463,871)

Net unrealized depreciation	$(11,803,897)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of

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NOTES TO FINANCIAL STATEMENTS (continued)

the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial

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NOTES TO FINANCIAL STATEMENTS (continued)

and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2022, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the

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NOTES TO FINANCIAL STATEMENTS (continued)

swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended April 30, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of

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default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended April 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$1,134,281	*	Receivable/Payable for variation margin on centrally cleared swaps	$1,138,482	*

Credit contracts				Market value on credit default swaps	698,722

Total		$1,134,281			$1,837,204

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$832,541	$(511,235)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	127,411	87,968

Total		$959,952	$(423,267)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2022:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$54,037,692
Credit Default Swaps:
Average notional amount of buy contracts	$1,665,000	(a)
Average notional amount of sale contracts	$4,641,418

(a)	Positions were open for ten months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$260,247	$	– 0	–	$(260,247)		$	– 0	–	$	– 0	–
Credit Suisse International	130,818		– 0	–	– 0	–		– 0	–		130,818
Goldman Sachs International	65,974		– 0	–	– 0	–		– 0	–		65,974
JPMorgan Securities, LLC	241,683		– 0	–	(241,683)			– 0	–		– 0	–

Total	$698,722	$	– 0	–	$(501,930)		$	– 0	–		$196,792	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present

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NOTES TO FINANCIAL STATEMENTS (continued)

attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares			Amount
	Year Ended April 30, 2022	Year Ended April 30, 2021		Year Ended April 30, 2022	Year Ended April 30, 2021

Shares sold	11,055,833	18,280,760		$109,716,305	$182,765,155

Shares issued in reinvestment of dividends and distributions	1	– 0	–	10	– 0	–

Shares redeemed	(10,538,231)	(5,854,027)		(104,115,947)	(58,687,234)

Net increase	517,603	12,426,733		$5,600,368	$124,077,921

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with

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NOTES TO FINANCIAL STATEMENTS (continued)

longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant

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effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The

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NOTES TO FINANCIAL STATEMENTS (continued)

use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

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Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended April 30, 2022.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2022 and April 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$3,392,140	$3,756,471
Net long-term capital gains	1,412,066	47,516

Total taxable distributions paid	$4,804,206	$3,803,987

As of April 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$485,962
Unrealized appreciation/(depreciation)	(11,806,809	)(a)

Total accumulated earnings/(deficit)	$(11,320,847	)(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2022, the Fund did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE H

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Year Ended April 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.04	$ 9.89	$ 9.82	$ 9.70	$ 9.84

Income From Investment Operations

Net investment income(a)	.10	.14	.24	.25	.20

Net realized and unrealized gain (loss) on investment transactions	(.39)	.16	.09	.13	(.14)

Net increase (decrease) in net asset value from operations	(.29)	.30	.33	.38	.06

Less: Dividends

Dividends from net investment income	(.12)	(.15)	(.26)	(.26)	(.20)

Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 9.59	$ 10.04	$ 9.89	$ 9.82	$ 9.70

Total Return

Total investment return based on net asset value(b)	(2.98)%	3.02%	3.43%	4.00%	.65%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$297,166	$305,872	$178,508	$154,300	$129,628

Ratio to average net assets of:

Expenses	.00%	.00%	.01	%(c)	.00%	.00%

Net investment income	1.03%	1.36%	2.47%	2.62%	2.05%

Portfolio turnover rate	45%	74%	124%	45%	81%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratio, excluding bank overdraft expense, is .00%.

See notes to financial statements

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of AB Taxable Multi-Sector Income Shares:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Taxable Multi-Sector Income Shares (the “Fund”) (one of the series constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Corporate Shares) at April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 24, 2022

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2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended April 30, 2022.

For foreign shareholders, 91.96% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $1,412,066 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Janaki Rao(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. DiMaggio and Rao are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	73	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	73	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	73	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	73	None

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Erzan is an “interested person” of the Trust as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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TRUSTEES AND OFFICERS INFORMATION (continued)

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
OFFICERS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Scott A. DiMaggio 50	Vice President	Senior Vice President of the Adviser**, with which he had been associated since prior to 2017. He is also Co-Head of Fixed Income.

Janaki Rao 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Director of US Multi-Sector Fixed-Income Portfolios.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Taxable Multi-Sector Income Shares (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable

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to the Adviser in 2019. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2020 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an

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arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors recognized that such information was of limited utility in light of the Fund’s unusual fee arrangement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and

66 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 67

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

68 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

AB TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TMSIS-0151-0422

APR    04.30.22

ANNUAL REPORT

AB TAX-AWARE REAL RETURN INCOME SHARES

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Tax-Aware Real Return Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 1

ANNUAL REPORT

June 7, 2022

This report provides management’s discussion of fund performance for AB Tax-Aware Real Return Income Shares for the annual reporting period ended April 30, 2022. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to maximize real after-tax return for investors subject to federal income taxation.

NAV RETURNS AS OF APRIL 30, 2022 (unaudited)

	6 Months	12 Months

AB TAX-AWARE REAL RETURN INCOME SHARES	4.61%	13.65%

Bloomberg 1-10 Year TIPS Index	-1.96%	1.52%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg 1-10 Year Treasury Inflation Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended April 30, 2022.

The Fund outperformed the benchmark for both periods. The Fund is generally used to provide inflation protection within separately managed account strategies and as such maintains a higher level of protection than would relate to the bonds in the Fund itself. The Fund’s inflation hedges in tax-efficient Consumer Price Index (“CPI”) swaps and total return swaps based on the Bloomberg 1-10 Year TIPS Index were the main contributors to relative performance, as inflation expectations increased.

During the 12-month period, the Fund’s overweight to municipals, including municipal credit, detracted, relative to the benchmark. Yield-curve positioning as an overweight to the long end of the curve contributed, while an underweight to the intermediate part of the curve detracted.

For the six-month period, the Fund’s overweight to municipals, including municipal credit, detracted. Yield-curve positioning as an overweight to the long end of the curve contributed, while an overweight to the intermediate part of the curve detracted.

The Fund utilized derivatives for hedging purposes in the form of CPI swaps, interest rate swaps and total return swaps, which added to absolute returns for both periods. The usage of total return swaps in conjunction with interest rate swaps outperformed CPI swaps for the six-month period, and was comparable over the 12-month period.

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MARKET REVIEW AND INVESTMENT STRATEGY

Yields rose toward the end of both the six- and 12-month periods ended April 30, 2022. During the 12-month period, the yield on a 10-Year AAA municipal bond rose to 2.72% from 0.99% and the yield on the 10-Year US Treasury rose to 2.89% from 1.65%. While demand for income remained strong during the first half of the 12-month reporting period, demand weakened during the first quarter of 2022 and into the second quarter, as investors pulled approximately $48 billion from the municipal market as of April 30, 2022.

In addition to broader fixed-income market volatility, these municipal market outflows contributed to municipal underperformance versus US Treasuries, with 10-Year AAA Muni/Treasury after-tax spreads widening 95 basis points (“b.p.”) during the 12-month period and 67 b.p. during the six-month period. Credit spreads were relatively unchanged during the 12-month period, but widened modestly during the six-month period.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. In seeking to manage volatility and interest-rate risk, the Team focuses on intermediate-term bonds and seeks to provide inflation protection by entering inflation swap agreements or investing in other inflation-protected instruments.

INVESTMENT POLICIES

The Fund seeks real after-tax return for investors who are subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing primarily in municipal securities that pay interest exempt from federal taxation and by using inflation protection derivatives instruments. Municipal securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Fund may invest in fixed-income securities with any maturity or duration. The Fund may also invest without limit in fixed-income securities that are rated below investment grade (commonly known as “junk bonds”).

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

(continued on next page)

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 3

The Fund may make significant use of derivatives, including swaps, futures, options and forwards. To provide inflation protection, the Fund will enter into various kinds of inflation swap agreements. The Fund may use other inflation-protected instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal taxation. The Fund may at times seek a substantial amount of inflation protection and, consequently, may generate substantial taxable income. It is expected that the Fund’s primary use of derivatives will be for the purposes of inflation protection.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; and certain types of mortgage-related securities.

The Fund may utilize leverage for investment purposes through the use of tender option bond transactions (“TOBs”). The Adviser will consider the impact of TOBs, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg 1-10 Year TIPS Index represents the performance of US Treasury inflation-indexed securities with maturities between one and ten years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the

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DISCLOSURES AND RISKS (continued)

party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes. The Fund commenced investment operations on May 2, 2011, and continued operations through March 20, 2014, the date on which all shares of the Fund were redeemed. Between March 20, 2014, and November 12, 2019, the Fund did not conduct investment operations. The Fund resumed investment operations on November 13, 2019. The performance information shown is only for the current activation period. Because the Fund has had periods in which it was not conducting investment

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

operations, its performance is not comparable to the performance of other mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/12/20191 TO 4/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Aware Real Return Income Shares (from 11/12/20191 to 4/30/2022) as compared to the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Current activation date: 11/12/2019.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2022 (unaudited)

NAV Returns

1 Year	13.65%

Since Inception[1]	12.15%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

NAV Returns

1 Year	16.28%

Since Inception[1]	12.51%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Current activation date: 11/12/2019.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$1,046.10	$	– 0 –	0.00%
Hypothetical**	$1,000	$1,024.79	$	– 0 –	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 11

PORTFOLIO SUMMARY

April 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $9.9

1

All data are as of April 30, 2022. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

April 30, 2022

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 71.2%
Long-Term Municipal Bonds – 71.2%
Alaska – 4.6%
Alaska Industrial Development & Export Authority (Greater Fairbanks Community Hospital Foundation Obligated Group) Series 2019 4.00%, 04/01/2033	$445	$452,978

Arizona – 3.0%
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2019-B 5.00%, 07/01/2033	275	297,669

Colorado – 3.7%
Weld County School District No. RE-2 Eaton Series 2019 5.00%, 12/01/2027	325	365,730

Connecticut – 9.0%
City of New Haven CT Series 2017-A 5.25%, 08/01/2026	70	76,655
Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group) Series 2020-A 5.00%, 07/01/2034	515	567,212
State of Connecticut Series 2020-A 5.00%, 01/15/2031	215	244,498

		888,365

District of Columbia – 3.3%
District of Columbia (District of Columbia Fed Hwy Grant) Series 2020 5.00%, 12/01/2031	290	326,276

Florida – 3.7%
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2033	250	265,314
Greater Orlando Aviation Authority Series 2019-A 5.00%, 10/01/2027	95	103,285

		368,599

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois – 7.1%
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2032	$100	$106,719
Sales Tax Securitization Corp. Series 2020-A 5.00%, 01/01/2026	270	288,707
State of Illinois Series 2018-A 5.00%, 10/01/2025	295	312,610

		708,036

Kentucky – 10.2%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2027	100	109,325
Kentucky Public Energy Authority (Morgan Stanley) Series 2019-C 4.00%, 02/01/2050	570	581,244
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2020-A 4.00%, 10/01/2040	320	319,860

		1,010,429

Louisiana – 1.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	100	105,868

Michigan – 1.8%
Michigan State University Series 2019-C 5.00%, 08/15/2032	160	179,750

New Jersey – 3.6%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019 5.00%, 12/15/2031	330	359,969

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York – 6.4%
Metropolitan Transportation Authority Series 2012-C 5.00%, 11/15/2030	$260	$264,616
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2019-B 5.00%, 11/01/2035	200	221,650
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2020 4.375%, 10/01/2045	150	143,465

		629,731

Ohio – 1.6%
Buckeye Tobacco Settlement Financing Authority Series 2020-A 5.00%, 06/01/2035	150	160,476

Other – 0.9%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates 2.65%, 06/15/2036(a)	100	90,646

Pennsylvania – 3.1%
City of Philadelphia PA Series 2019-B 5.00%, 02/01/2030	155	175,567
Commonwealth Financing Authority (Commonwealth Financing Authority State Lease) Series 2018 5.00%, 06/01/2025	120	127,248

		302,815

Texas – 2.0%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	100	102,735
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(a)	100	90,538

		193,273

Virginia – 2.1%
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2019 5.00%, 02/01/2026	190	206,602

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

West Virginia – 3.5%
State of West Virginia Series 2019 5.00%, 06/01/2027	$315	$350,697

Wisconsin – 0.5%
UMA Education, Inc. Series 2019 5.00%, 10/01/2034(a)	50	52,232

Total Municipal Obligations (cost $7,550,265)		7,050,141

	Shares
SHORT-TERM INVESTMENTS – 22.3%
Investment Companies – 22.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.22%(b)(c)(d) (cost $2,208,880)	2,208,880	2,208,880

Total Investments – 93.5% (cost $9,759,145)		9,259,021
Other assets less liabilities – 6.5%		640,881

Net Assets – 100.0%		$9,899,902

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	3,000	02/10/2023	1.558%	CPI#	Maturity	$341,126	$	– 0	–	$341,126
USD	900	12/24/2024	1.846%	CPI#	Maturity	116,487		– 0	–	116,487
USD	2,000	02/10/2027	1.755%	CPI#	Maturity	312,709		– 0	–	312,709
USD	2,350	12/24/2029	1.978%	CPI#	Maturity	387,309		– 0	–	387,309

						$1,157,631	$	– 0	–	$1,157,631

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

16 | AB TAX-AWARE REAL RETURN INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	5,910	02/01/2024	1.143%	1 Day SOFR	Annual	$140,356	$	– 0	–	$140,356
USD	6,590	02/01/2027	1.465%	1 Day SOFR	Annual	352,865		– 0	–	352,865
USD	2,270	02/01/2032	1.600%	1 Day SOFR	Annual	205,157		– 0	–	205,157

						$698,378	$	– 0	–	$698,378

INFLATION (CPI) SWAPS (see Note C)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	1,000	04/29/2036	2.498%	CPI	#	Maturity	$129,464	$	– 0	–	$129,464

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Barclays Bank PLC
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	1 Day SOFR	Maturity	USD	5,755	03/01/2023	$(50,501)
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	1 Day SOFR	Maturity	USD	8,470	03/23/2023	$(37,072)

						$(87,573)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2022, the aggregate market value of these securities amounted to $339,284 or 3.4% of net assets.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

CPI – Consumer Price Index

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $7,550,265)	$7,050,141
Affiliated issuers (cost $2,208,880)	2,208,880
Cash	3,509
Cash collateral due from broker	450,779
Unrealized appreciation on inflation swaps	129,464
Interest receivable	88,922
Receivable for variation margin on centrally cleared swaps	55,243
Affiliated dividends receivable	364
Receivable due from Adviser	173

Total assets	9,987,475

Liabilities
Unrealized depreciation on total return swaps	87,573

Total liabilities	87,573

Net Assets	$9,899,902

Composition of Net Assets
Shares of beneficial interest, at par	$8
Additional paid-in capital	7,777,303
Distributable earnings	2,122,591

Net Assets	$9,899,902

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 829,181 common shares outstanding)	$11.94

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended April 30, 2022

Investment Income
Interest	$268,562
Dividends—Affiliated issuers	777
Other income(a)	1,426

Total investment income		$270,765

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(56,348)
Swaps		941,970
Net change in unrealized appreciation /depreciation of:
Investments		(972,551)
Swaps		2,048,568

Net gain on investment transactions		1,961,639

Net Increase in Net Assets from Operations		$2,232,404

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2022	Year Ended April 30, 2021
Increase in Net Assets from Operations
Net investment income	$270,765	$308,797
Net realized gain on investment transactions	885,622	1,922,040
Net change in unrealized appreciation/depreciation of investments	1,076,017	3,050,697

Net increase in net assets from operations	2,232,404	5,281,534
Distribution to Shareholders	(2,009,794)	(168,798)
Transactions in Shares of Beneficial Interest
Net decrease	(10,955,389)	(3,240,241)

Total increase (decrease)	(10,732,779)	1,872,495
Net Assets
Beginning of period	20,632,681	18,760,186

End of period	$9,899,902	$20,632,681

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2022

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Tax-Aware Real Return Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over

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NOTES TO FINANCIAL STATEMENTS (continued)

the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate

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NOTES TO FINANCIAL STATEMENTS (continued)

issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$7,050,141		$	– 0	–	$7,050,141
Short-Term Investments		2,208,880		– 0	–		– 0	–	2,208,880

Total Investments in Securities		2,208,880		7,050,141			– 0	–	9,259,021
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	1,157,631			– 0	–	1,157,631	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	698,378			– 0	–	698,378	(b)
Inflation (CPI) Swaps		– 0	–	129,464			– 0	–	129,464
Liabilities:
Total Return Swaps		– 0	–	(87,573)			– 0	–	(87,573)

Total		$2,208,880		$8,948,041		$	– 0	–	$11,156,921

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily.

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NOTES TO FINANCIAL STATEMENTS (continued)

Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

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NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2022, such reimbursement amounted to $1,426.

A summary of the Fund’s transactions in AB mutual funds for the year ended April 30, 2022 is as follows:

Fund	Market Value 4/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,570	$21,901	$21,262	$2,209	$1

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$2,019,218		$10,489,432
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$9,759,145

Gross unrealized appreciation	$2,042,084
Gross unrealized depreciation	(600,541)

Net unrealized appreciation	$1,441,543

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on

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NOTES TO FINANCIAL STATEMENTS (continued)

a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2022, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended April 30, 2022, the Fund held inflation (CPI) swaps for hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended April 30, 2022, the Fund held total return swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty,

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NOTES TO FINANCIAL STATEMENTS (continued)

the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended April 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$1,856,009	*

Interest rate contracts	Unrealized appreciation on inflation swaps	129,464

Interest rate contracts				Unrealized depreciation on total return swaps	$87,573

Total		$1,985,473			$87,573

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$941,970	$2,048,568

Total		$941,970	$2,048,568

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2022:

Inflation Swaps:
Average notional amount	$1,000,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$27,429,231
Centrally Cleared Inflation Swaps:
Average notional amount	$12,903,846
Total Return Swaps:
Average notional amount	$25,369,231

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
JPMorgan Chase Bank, NA	$129,464	$	– 0	–	$	– 0	–	$	– 0	–	$129,464

Total	$129,464	$	– 0	–	$	– 0	–	$	– 0	–	$129,464	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$87,573	$	– 0	–	$	– 0	–	$	– 0	–	$87,573

Total	$87,573	$	– 0	–	$	– 0	–	$	– 0	–	$87,573	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2022	Year Ended April 30, 2021

Shares sold	217,371	176,855	$2,537,515	$1,801,006

Shares redeemed	(1,170,884)	(489,390)	(13,492,904)	(5,041,247)

Net decrease	(953,513)	(312,535)	$(10,955,389)	$(3,240,241)

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to

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NOTES TO FINANCIAL STATEMENTS (continued)

such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market

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NOTES TO FINANCIAL STATEMENTS (continued)

participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other

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NOTES TO FINANCIAL STATEMENTS (continued)

short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended April 30, 2022.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2022 and April 30, 2021 were as follows:

	2022		2021
Distributions paid from:
Ordinary income	$533		$74,184
Net long-term capital gains	2,009,261		2,884

Total taxable distributions paid	2,009,794		77,068
Tax-exempt income	– 0	–	91,730

Total distributions paid	$2,009,794		$168,798

As of April 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$681,048
Unrealized appreciation/(depreciation)	1,441,543	(a)

Total accumulated earnings/(deficit)	$2,122,591

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2022, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares and the disallowance of a net operating loss resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and

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NOTES TO FINANCIAL STATEMENTS (continued)

other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,			November 12, 2019(a) to April 30, 2020
	2022	2021

Net asset value, beginning of period	$ 11.57	$ 8.95		$10.00

Income From Investment Operations

Net investment income(b)	.17	.16		.07

Net realized and unrealized gain (loss) on investment transactions	1.36	2.55		(1.11)

Net increase (decrease) in net asset value from operations	1.53	2.71		(1.04)

Less: Dividends and Distributions

Dividends from net investment income	(.02)	(.09)		(.01)

Distributions from net realized gain on investment transactions	(1.14)	– 0	–	– 0	–

Net asset value, end of period	$ 11.94	$ 11.57		$ 8.95

Total Return

Total investment return based on net asset value(c)	13.65%	30.32%		(10.43)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,900	$20,633		$18,760

Ratio to average net assets of:

Expenses	.00%	.00%		.01	%(d)^

Net investment income	1.40%	1.53%		1.55	%^

Portfolio turnover rate	13%	5%		10%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratio, excluding bank overdraft expense, is .00%.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of AB Tax-Aware Real Return Income Shares:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Aware Real Return Income Shares (the “Fund”) (one of the series constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2022, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from November 12, 2019 (commencement of operations) to April 30, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Corporate Shares) at April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from November 12, 2019 (commencement of operations) to April 30, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 24, 2022

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2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended April 30, 2022.

For foreign shareholders, 100.00% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $2,009,261 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Hults, Norton and Potter are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, the Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	73	None

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Erzan is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Terrance T. Hults 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Matthew J. Norton 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer – Municipal Bonds.

Andrew D. Potter 37	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the since prior to 2017.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Real Return Income Shares (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund to the Adviser, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided to the Fund under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar year 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the period reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-year period ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser would be indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the

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Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by it that utilize investment strategies similar to those of the Fund.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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AB TAX-AWARE REAL RETURN INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TARRIS-0151-0422

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed* by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Corp Income Shares	2021	$32,537	$—	$18,897
	2022	$32,537	$—	$14,914

AB Taxable Multi-Sector Income Shares	2021	$36,041	$—	$20,164
	2022	$36,041	$—	$16,127

AB Municipal Income Shares	2021	$45,353	$—	$19,048
	2022	$45,353	$—	$16,171

AB Impact Municipal Income Shares	2021	$29,731	$—	$19,950
	2022	$29,731	$—	$16,171

AB Tax-Aware Real Return Income Shares	2021	$30,000	$—	$21,936
	2022	$30,000	$—	$16,171

*	The Fund’s Adviser absorbs all ordinary Fund expenses, including the Fund’s audit fees, audit-related fees and tax fees.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Corp Income Shares	2021	$995,373	$18,897
			$—
			$(18,897)

	2022	$1,957,639	$14,914
			$—
			$(14,914)

AB Taxable Multi-Sector Income Shares	2021	$996,640	$20,164
			$—
			$(20,164)

	2022	$1,958,852	$16,127
			$—
			$(16,127)

AB Municipal Income Shares	2021	$995,524	$19,048
			$—
			$(19,048)

	2022	$1,958,896	$16,171
			$—
			$(16,171)

AB Impact Municipal Income Shares	2021	$996,426	$19,950
			$—
			$(19,950)

	2022	$1,958,896	$16,171
			$—
			$(16,171)

AB Tax-Aware Real Return Income Shares	2021	$998,412	$21,936
			$—
			$(21,936)

	2022	$1,958,896	$16,171
			$—
			$(16,171)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.     CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.     DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Corporate Shares

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 29, 2022

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 29, 2022